As filed with the Securities and Exchange Commission on October 28, 2021
File
Nos. 2-70427
811-03131

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective
Amendment

Post-Effective Amendment No. 79	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 75	☒

AB SUSTAINABLE GLOBAL THEMATIC FUND, INC.
(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, Including Area Code:
(800)
221-5672
EMILIE D. WRAPP
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and Address of Agent for Service)
Copies of communications to:
Paul M. Miller
Seward & Kissel LLP
901 K Street, N.W.
Suite 800
Washington, DC 20001

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 29, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of beneficial interest.

PROSPECTUS
|
   OCTOBER 29, 2021

(Shares Offered—Exchange Ticker Symbol)

AB Growth Fund (Class A–AGRFX; Class C–AGRCX; Class R–AGFRX; Class K–AGFKX; Class I–AGFIX; Advisor Class–AGRYX)	AB Select US Long/Short Portfolio (Class A–ASLAX; Class C–ASCLX; Advisor Class–ASYLX; Class R–ASRLX; Class K–ASLKX; Class I–ASILX)

AB Large Cap Growth Fund (Class A–APGAX; Class C–APGCX; Class R–ABPRX; Class K–ALCKX; Class I–ALLIX; Advisor Class–APGYX; Class Z–APGZX)	AB Sustainable Global Thematic Fund (Class A–ALTFX; Class C–ATECX; Class R–ATERX; Class K–ATEKX; Class I–AGTIX; Advisor Class–ATEYX; Class Z–ATEZX)

AB Concentrated Growth Fund (Class A–WPASX; Class C–WPCSX; Class R–WPRSX; Class K–WPSKX; Class I–WPSIX; Advisor Class–WPSGX; Class Z–WPSZX)	AB Sustainable International Thematic Fund (Class A–AWPAX; Class C–AWPCX; Class R–AWPRX; Class K–AWPKX; Class I–AWPIX; Advisor Class–AWPYX; Class Z–AWPZX)

AB Discovery Growth Fund (Class A–CHCLX; Class C–CHCCX; Class R–CHCRX; Class K–CHCKX; Class I–CHCIX; Advisor Class–CHCYX; Class Z–CHCZX)	AB Global Core Equity Portfolio (Class A–GCEAX; Class C–GCECX; Advisor Class–GCEYX)

AB Small Cap Growth Portfolio (Class A–QUASX; Class C–QUACX; Class R–QUARX; Class K–QUAKX; Class I–QUAIX; Advisor Class–QUAYX; Class Z–QUAZX)	AB International Strategic Core Portfolio (Class A–ISARX; Class C–ISCRX; Advisor Class–ISRYX; Class Z–ISZRX)

AB Select US Equity Portfolio (Class A–AUUAX; Class C–AUUCX; Advisor Class–AUUYX; Class R–AUURX; Class K–AUUKX; Class I–AUUIX)	AB Concentrated International Growth Portfolio (Class A–CIAGX; Class C–CICGX; Advisor Class–CIGYX)
As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you have specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.
You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800)
221-5672.
Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Funds you hold.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Growth Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K and I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	.75%	.75%	.75%	.75%	.75%	.75%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None

Other Expenses:
Transfer Agent	.09%	.10%	.09%	.24%	.20%	.02%
Other Expenses	.04%	.03%	.04%	.04%	.04%	.04%

Total Other Expenses	.13%	.13%	.13%	.28%	.24%	.06%

Total Annual Fund Operating Expenses	1.13%	1.88%	.88%	1.53%	1.24%	.81%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.
Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I
After 1 Year	$535	$291	*	$90	$156	$126	$83

After 3 Years	$769	$591		$281	$483	$393	$259

After 5 Years	$1,021	$1,016		$488	$834	$681	$450

After 10 Years	$1,741	$2,005		$1,084	$1,824	$1,500	$1,002

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

4

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Fund invests primarily in domestic equity securities of companies selected by the Fund’s Adviser for their growth potential within various market sectors. When selecting securities, the Adviser looks for companies that have experienced management teams, strong market positions, and the potential to deliver greater-than-expected earnings growth rates.
In managing the Fund, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and clear competitive advantages.
The Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization
companies, and may also invest in small-capitalization companies.
The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value.
PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

•
Focused Portfolio Risk:
Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

•
Sector Risk:
The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
Capitalization Risk:
Investments in small- and
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

5

Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 10.22%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 29.16%, 2nd quarter, 2020; and Worst Quarter was down -15.21%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	30.16%	19.16%	16.25%

	Return After Taxes on Distributions	28.41%	17.12%	14.88%

	Return After Taxes on Distributions and Sale of Fund Shares	19.03%	15.06%	13.38%
Class C	Return Before Taxes	33.92%	19.30%	15.89%
Advisor Class	Return Before Taxes	36.28%	20.50%	17.07%
Class R	Return Before Taxes	35.42%	19.77%	16.43%
Class K	Return Before Taxes	35.83%	20.15%	16.80%
Class I	Return Before Taxes	36.38%	20.64%	17.23%
Russell 3000 ® Growth Index (reflects no deduction for fees, expenses, or taxes)		38.26%	20.67%	16.93%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
Bruce K. Aronow	Since 2013	Senior Vice President of the Adviser

Frank V. Caruso	Since 2008	Senior Vice President of the Adviser

John H. Fogarty	Since 2013	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

6

AB Large Cap Growth Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Advisor Class		Class R		Class K		Class I		Class Z
Management Fees	.48%		.48%		.48%		.48%		.48%		.48%		.48%

Distribution and/or Service (12b-1) Fees	.25%		1.00%		None		.50%		.25%		None		None

Other Expenses:
Transfer Agent	.09%		.09%		.09%		.25%		.20%		.12%		.02%
Other Expenses	.01%		.01%		.01%		.01%		.01%		.01%		.02%

Total Other Expenses	.10%		.10%		.10%		.26%		.21%		.13%		.04%

Acquired Fund Fees and Expenses	.01%		.01%		.01%		.01%		.01%		.01%		.01%

Total Annual Fund Operating Expenses	.84%		1.59%		.59%		1.25%		.95%		.62%		.53%

Fee Waiver and/or Expense Reimbursement(c)	(.00)%	(d)	(.00)%	(d)	(.00)%	(d)	(.00)%	(d)	(.00)%	(d)	(.00)%	(d)	(.00)%	(d)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.84%		1.59%		.59%		1.25%		.95%		.62%		.53%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)
In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement may only be terminated or changed with the consent of the Fund’s Board of Directors.

(d)	Amount is less than .005%.

7

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$507	$262	*	$60	$127	$96	$62	$53

After 3 Years	$682	$502		$189	$397	$302	$198	$169

After 5 Years	$871	$866		$329	$686	$525	$345	$295

After 10 Years	$1,418	$1,688		$738	$1,511	$1,165	$773	$664

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Fund invests primarily in the domestic equity securities of companies selected by the Fund’s Adviser for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.
For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000
®
Growth Index. While the market capitalizations of companies in the Russell 1000
®
Growth Index ranged from approximately $0.7 billion to $2.3 trillion as of June 30, 2021, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.
The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.
The investment team allocates the Fund’s investments among broad sector groups based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge.
The Adviser’s research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.
The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.
The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.
PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

•
Focused Portfolio Risk:
Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

8

•
Sector Risk:
The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
Foreign
(Non-U.S.)
Risk:
Investments in securities of
non-U.S.
issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•
Derivatives Risk:
Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter
derivatives, are also subject to counterparty risk.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 15.09%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 25.32%, 2nd quarter, 2020; and Worst Quarter was down
-15.76%,
3rd quarter, 2011.

9

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	28.35%	18.76%	16.86%

	Return After Taxes on Distributions	27.48%	17.53%	15.53%

	Return After Taxes on Distributions and Sale of Fund Shares	17.38%	14.92%	13.84%
Class C	Return Before Taxes	32.03%	18.91%	16.47%
Advisor Class	Return Before Taxes	34.36%	20.10%	17.65%
Class R	Return Before Taxes	33.50%	19.34%	16.97%
Class K	Return Before Taxes	33.88%	19.70%	17.32%
Class I	Return Before Taxes	34.35%	20.11%	17.73%
Class Z**	Return Before Taxes	34.46%	20.21%	17.72%
Russell 1000 ® Growth Index (reflects no deduction for fees, expenses, or taxes)		38.49%	21.00%	17.21%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Inception date for Class Z shares: 7/1/15. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the expenses of Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
Frank V. Caruso	Since 2012	Senior Vice President of the Adviser

John H. Fogarty	Since 2012	Senior Vice President of the Adviser

Vinay Thapar	Since 2018	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

10

AB Concentrated Growth Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C	Advisor Class		Class R		Class K		Class I		Class Z
Management Fees	.65%		.65%	.65%		.65%		.65%		.65%		.65%

Distribution and/or Service (12b-1) Fees	.25%		1.00%	None		.50%		.25%		None		None
Other Expenses:
Transfer Agent	.05%		.05%	.05%		.17%		.11%		.12%		.02%
Other Expenses	.06%		.06%	.06%		.06%		.06%		.06%		.11%

Total Other Expenses	.11%		.11%	.11%		.23%		.17%		.18%		.13%

Total Annual Fund Operating Expenses	1.01%		1.76%	.76%		1.38%		1.07%		.83%		.78%

Fee Waiver and/or Expense Reimbursement(c)	(.00)%	(d)	(.01)%	(.00)%	(d)	(.00)%	(d)	(.00)%	(d)	(.00)%	(d)	(.00)%	(d)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%		1.75%	.76%		1.38%		1.07%		.83%		.78%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)
In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee. The agreement may only be terminated or changed with the consent of the Fund’s Board of Directors.

(d)	Amount is less than .005%.

11

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$524	$278	*	$78	$140	$109	$85	$80

After 3 Years	$733	$553		$243	$437	$340	$265	$249

After 5 Years	$959	$953		$422	$755	$590	$460	$433

After 10 Years	$1,609	$1,874		$942	$1,657	$1,306	$1,025	$966

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in common stocks of listed U.S. companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.
The Fund invests in a relatively small number of individual stocks. The Fund is considered to be
“non-diversified”,
which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the U.S. Internal Revenue Code of 1986, as amended).
PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

•
Focused Portfolio Risk:
Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

•
Sector Risk:
The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or consumer discretionary sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•	Capitalization Risk: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

•
Non-diversification
Risk:
The Fund may have more risk because it is
“non-diversified”,
meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

12

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
The information shown below reflects the historical performance of the W.P. Stewart & Co. Growth Fund and that fund’s predecessor (together the “Predecessor Fund”) prior to the reorganization of the Predecessor Fund into Advisor Class shares of the Fund on February 28, 2014. The Predecessor Fund and the Fund have substantially similar investment strategies and the same portfolio management team.
Bar Chart
The annual returns in the bar chart are for the Predecessor Fund’s shares for periods prior to its reorganization into Advisor Class shares of the Fund. Through September 30, 2021, the year-to-date
unannualized return for Advisor Class shares was 16.76%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 21.51%, 2nd quarter, 2020; and Worst Quarter was down -19.60%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	10 Years
Class A* , **	Return Before Taxes	15.81%	16.07%	14.29%

	Return After Taxes on Distributions	14.82%	15.08%	13.57%

	Return After Taxes on Distributions and Sale of Fund Shares	10.03%	12.77%	11.86%
Class C*	Return Before Taxes	19.03%	16.21%	13.93%
Advisor Class	Return Before Taxes	21.25%	17.37%	15.06%
Class R*	Return Before Taxes	20.53%	16.77%	14.48%
Class K*	Return Before Taxes	20.87%	17.07%	14.78%
Class I*	Return Before Taxes	21.21%	17.38%	15.08%
Class Z*	Return Before Taxes	21.29%	17.41%	15.08%
S&P 500 ® Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%

*
Inception date for Class A, Class C, Class R, Class K, Class I and Class Z shares: 2/28/14. Performance information for periods prior to the inception of Class A, Class C, Class R, Class K, Class I and Class Z shares is the performance of the Fund’s Advisor Class shares adjusted to reflect the respective expenses of the Class A, Class C, Class R, Class K, Class I and Class Z shares.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

13

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGER
The following table lists the person responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
James Tierney	Since 2013	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

14

AB Discovery Growth Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
Management Fees	.59%	.59%	.59%	.59%	.59%	.59%	.59%

Distribution and/or Service (12b-1) Fees	.23%	1.00%	None	.50%	.25%	None	None

Other Expenses:
Transfer Agent	.06%	.06%	.06%	.24%	.20%	.12%	.02%
Other Expenses	.03%	.03%	.03%	.03%	.03%	.03%	.03%

Total Other Expenses	.09%	.09%	.09%	.27%	.23%	.15%	.05%

Total Annual Fund Operating Expenses	.91%	1.68%	.68%	1.36%	1.07%	.74%	.64%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.
Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$514	$271	*	$69	$138	$109	$76	$65

After 3 Years	$703	$530		$218	$431	$340	$237	$205

After 5 Years	$907	$913		$379	$745	$590	$411	$357

After 10 Years	$1,497	$1,782		$847	$1,635	$1,306	$918	$798

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

15

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization
companies. For these purposes, “small- and
mid-capitalization
companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2021, there were approximately 3,311 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10.0 million to $28.9 billion. Because the Fund’s definition of small- and mid-capitalization
companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization
companies using a different classification system.
The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.
When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.
The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund, at times, invests in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights and warrants.
The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.
PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

•
Sector Risk:
The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
Capitalization Risk:
Investments in small- and
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•
Foreign
(Non-U.S.)
Risk:
Investments in securities of
non-U.S.
issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

16

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 7.71%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 36.18%, 2nd quarter 2020; and Worst Quarter was down
-22.52%,
4th quarter, 2018.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	46.05%	20.37%	15.52%

	Return After Taxes on Distributions	41.26%	17.85%	13.80%

	Return After Taxes on Distributions and Sale of Fund Shares	30.34%	15.94%	12.56%
Class C	Return Before Taxes	50.54%	20.48%	15.14%
Advisor Class	Return Before Taxes	52.97%	21.70%	16.29%
Class R	Return Before Taxes	51.85%	20.91%	15.56%
Class K	Return Before Taxes	52.21%	21.25%	15.89%
Class I	Return Before Taxes	52.83%	21.70%	16.32%
Class Z**	Return Before Taxes	53.04%	21.77%	16.37%
Russell 2500 ® Growth Index (reflects no deduction for fees, expenses, or taxes)		40.47%	18.68%	15.00%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Inception date for Class Z: 5/30/14. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the expenses of the Class Z shares.

17

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
Bruce K. Aronow	Since 2008	Senior Vice President of the Adviser

Esteban Gomez	Since 2019	Vice President of the Adviser

Samantha S. Lau	Since 2008	Senior Vice President of the Adviser

Heather Pavlak	Since 2019	Vice President of the Adviser

Wen-Tse Tseng	Since 2008	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

18

AB Small Cap Growth Portfolio

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
Management Fees	.71%	.71%	.71%	.71%	.71%	.71%	.71%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None	None

Other Expenses:
Transfer Agent	.11%	.11%	.11%	.26%	.05%	.11%	.02%
Other Expenses	.02%	.02%	.02%	.02%	.02%	.02%	.02%

Total Other Expenses	.13%	.13%	.13%	.28%	.07%	.13%	.04%

Total Annual Fund Operating Expenses	1.09%	1.84%	.84%	1.49%	1.03%	.84%	.75%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.
Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$531	$287	*	$86	$152	$105	$86	$77

After 3 Years	$757	$579		$268	$471	$328	$268	$240

After 5 Years	$1,000	$995		$466	$813	$569	$466	$417

After 10 Years	$1,697	$1,962		$1,037	$1,779	$1,259	$1,037	$930

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

19

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of issuers with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2021, there were approximately 3,221 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $20.9 billion. Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.
The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.
When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.
The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund, at times, invests in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights or warrants.
The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.
PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

•
Sector Risk:
The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
Capitalization Risk:
Investments in small- and
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•
Foreign
(Non-U.S.)
Risk:
Investments in securities of
non-U.S.
issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

20

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 7.50%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 36.99%, 2nd quarter, 2020; and Worst Quarter was down
-22.40%,
4th quarter, 2018.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	47.06%	23.16%	16.94%

	Return After Taxes on Distributions	43.63%	20.41%	14.81%

	Return After Taxes on Distributions and Sale of Fund Shares	29.85%	18.09%	13.53%
Class C	Return Before Taxes	51.43%	23.30%	16.56%
Advisor Class	Return Before Taxes	53.97%	24.54%	17.74%
Class R	Return Before Taxes	53.00%	23.78%	17.06%
Class K	Return Before Taxes	53.69%	24.29%	17.50%
Class I	Return Before Taxes	53.97%	24.57%	17.81%
Class Z**	Return Before Taxes	54.10%	24.68%	17.81%
Russell 2000 ® Growth Index (reflects no deduction for fees, expenses, or taxes)		34.63%	16.36%	13.48%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Inception date for Class Z shares: 7/1/15. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the expenses of the Class Z shares.

21

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
Bruce K. Aronow	Since 2000	Senior Vice President of the Adviser

Esteban Gomez	Since 2019	Vice President of the Adviser

Samantha S. Lau	Since 2004	Senior Vice President of the Adviser

Heather Pavlak	Since 2019	Vice President of the Adviser

Wen-Tse Tseng	Since 2006	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

22

AB Select US Equity Portfolio

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K and I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None

Other Expenses:
Transfer Agent	.03%	.03%	.03%	.14%	.20%	.02%
Other Expenses	.23%	.24%	.23%	.24%	.24%	.24%

Total Other Expenses	.26%	.27%	.26%	.38%	.44%	.26%

Total Annual Fund Operating Expenses	1.51%	2.27%	1.26%	1.88%	1.69%	1.26%

Fee Waiver and/or Expense Reimbursement(c)	(.00)%	(.01)%	(.00)%	(.08)%	(.14)%	(.00)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.51%	2.26%	1.26%	1.80%	1.55%	1.26%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)
The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund. The fee waiver and/or expense reimbursement agreement will remain in effect until October 31, 2022 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the agreement will be automatically extended for one-year
terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

23

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I
After 1 Year	$572	$329	*	$128	$183	$158	$128

After 3 Years	$882	$708		$400	$583	$519	$400

After 5 Years	$1,214	$1,214		$692	$1,009	$905	$692

After 10 Years	$2,150	$2,414		$1,523	$2,194	$1,986	$1,523

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.
PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. For purposes of this policy, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.
The Adviser selects investments for the Fund through an intensive
“bottom-up”
approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.
The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.
The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Fund may invest in
non-U.S.
companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.
PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

•
Sector Risk:
The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
Capitalization Risk:
Investments in small- and
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

24

•
Active Trading Risk:
The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

•
IPO Risk:
Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 17.00%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 17.40%, 2nd quarter, 2020; and Worst Quarter was down -19.59%, 1st quarter, 2020.

25

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	Since Inception*
Class A**	Return Before Taxes	9.90%	12.51%	13.71%

	Return After Taxes on Distributions	8.88%	10.11%	11.51%

	Return After Taxes on Distributions and Sale of Fund Shares	6.23%	9.07%	10.40%
Class C	Return Before Taxes	12.94%	12.64%	13.41%
Advisor Class	Return Before Taxes	15.10%	13.77%	14.56%
Class R	Return Before Taxes	14.53%	13.17%	13.95%
Class K	Return Before Taxes	14.79%	13.42%	14.19%
Class I	Return Before Taxes	15.10%	13.80%	14.55%
S&P 500 ® Index (reflects no deduction for fees, expenses or taxes)		18.40%	15.22%	15.40%

*	Inception date for all Classes: 12/8/11.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
Kurt A. Feuerman	Since 2011	Senior Vice President of the Adviser

Anthony Nappo	Since 2015	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

26

AB Select US Long/Short Portfolio

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K and I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None

Other Expenses:
Transfer Agent	.07%	.07%	.07%	.12%	.05%	.06%
Dividend Expense, Borrowing Costs and Brokerage Expense on Securities Sold Short	.01%	.01%	.01%	.01%	.01%	.01%
Other Expenses	.05%	.05%	.05%	.05%	.04%	.05%

Total Other Expenses	.13%	.13%	.13%	.18%	.10%	.12%

Acquired Fund Fees and Expenses	.02%	.02%	.02%	.02%	.02%	.02%

Total Annual Fund Operating Expenses	1.90%	2.65%	1.65%	2.20%	1.87%	1.64%

Fee Waiver and/or Expense Reimbursement(c)	(.02)%	(.02)%	(.02)%	(.05)%	(.02)%	(.02)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.88%	2.63%	1.63%	2.15%	1.85%	1.62%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)
In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement may only be terminated or changed with the consent of the Fund’s Board of Directors.

27

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I
After 1 Year	$608	$366	*	$166	$218	$188	$165

After 3 Years	$995	$822		$518	$683	$586	$515

After 5 Years	$1,406	$1,403		$895	$1,175	$1,009	$890

After 10 Years	$2,551	$2,800		$1,953	$2,530	$2,189	$1,942

*	If you did not redeem your shares at the end of the period, your expenses would decrease by approximately $100.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 181% of the average value of its portfolio.
PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies, short positions in such securities, and cash and U.S. cash equivalents.
The Adviser selects investments for the Fund’s long positions through an intensive
“bottom-up”
approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.
The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.
In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.
The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up
analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (
i.e.
, so that the Fund is effectively leveraged).

28

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in
non-U.S.
companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.
The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.
PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

•
Short Sale Risk:
Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

•
Derivatives Risk:
Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter
derivatives, are also subject to counterparty risk.

•
Leverage Risk:
To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

•
Capitalization Risk:
Investments in small- and
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

•
Active Trading Risk:
The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

•
IPO Risk:
Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

29

Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 10.21%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 8.71%, 2nd quarter, 2020; and Worst Quarter was down -10.66%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	Since Inception*
Class A**	Return Before Taxes	5.17%	7.21%	7.18%

	Return After Taxes on Distributions	3.68%	5.61%	5.70%

	Return After Taxes on Distributions and Sale of Fund Shares	3.39%	4.99%	5.05%
Class C	Return Before Taxes	8.05%	7.34%	6.97%
Advisor Class	Return Before Taxes	10.17%	8.42%	8.04%
Class R	Return Before Taxes	9.56%	7.86%	7.49%
Class K	Return Before Taxes	9.91%	8.14%	7.76%
Class I	Return Before Taxes	10.23%	8.46%	8.07%
S&P 500 ® Index (reflects no deduction for fees, expenses or taxes)		18.40%	15.22%	15.06%

*	Inception date for all Classes: 12/12/12.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
Kurt A. Feuerman	Since 2012	Senior Vice President of the Adviser

Anthony Nappo	Since 2015	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

30

AB Sustainable Global Thematic Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
Management Fees(c)	.65%	.65%	.65%	.65%	.65%	.65%	.65%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None	None

Other Expenses:
Transfer Agent	.10%	.10%	.10%	.26%	.20%	.09%	.02%
Other Expenses	.05%	.05%	.05%	.05%	.05%	.05%	.05%

Total Other Expenses	.15%	.15%	.15%	.31%	.25%	.14%	.07%	(d)

Total Annual Fund Operating Expenses	1.05%	1.80%	.80%	1.46%	1.15%	.79%	.72%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)	Management fees have been restated to reflect a contractual reduction in management fees effective June 18, 2021.

(d)	Total Other Expenses are estimated for the current fiscal year.
Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$528	$283	*	$82	$149	$117	$81	$74

After 3 Years	$745	$566		$255	$462	$365	$252	$230

After 5 Years	$980	$975		$444	$797	$633	$439	$401

After 10 Years	$1,653	$1,919		$990	$1,746	$1,398	$978	$894

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

31

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Fund pursues opportunistic growth by investing in a global universe of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the United Nations Sustainable Development Goals (“SDGs”). These themes include the advancement of climate, health and empowerment. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located throughout the world that satisfy the Fund’s sustainability criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Fund invests will derive a much greater portion of their revenues from such activities.
The Adviser employs a combination of
“top-down”
and
“bottom-up”
investment processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide, that fit into sustainable investment themes. First, under the
“top-down”
approach, the Adviser identifies the sustainable investment themes. In addition to this
“top-down”
thematic approach, the Adviser then uses a
“bottom-up”
analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons.
The Adviser normally considers a large universe of
mid-
to large-capitalization companies worldwide for investment.
The Fund invests in securities issued by U.S. and
non-U.S.
companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of
non-U.S.
companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts (“REITs”) and zero-coupon
bonds.
The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. Investments in ETFs will not be subject to the Fund’s sustainable investment themes or ESG factors.
Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund, from time to time, invests in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.
The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

32

PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

•
Sector Risk:
The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
ESG Risk:
Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment
reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

•
Foreign
(Non-U.S.)
Risk:
Investments in securities of
non-U.S.
issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•
Emerging Market Risk:
Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•
Capitalization Risk:
Investments in
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization
companies may have additional risks because these companies may have limited product lines, markets or financial resources.

•
Derivatives Risk:
Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter
derivatives, are also subject to counterparty risk.

•
Focused Portfolio Risk:
Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
 (click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
On November 1, 2016, the Fund implemented its current investment strategies (previously, the Fund’s investment strategies did not emphasize sustainable investment themes) and also changed its name from AB Global Thematic Growth Fund to AB Sustainable Global Thematic Fund. Accordingly, the performance shown below for periods prior to November 1, 2016 is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment strategies.

33

Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 12.53%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 27.20%, 2nd quarter, 2020; and Worst Quarter was down
-25.03%,
3rd quarter, 2011.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	33.44%	17.00%	9.51%

	Return After Taxes on Distributions	30.98%	15.63%	8.86%

	Return After Taxes on Distributions and Sale of Fund Shares	21.03%	13.31%	7.60%
Class C	Return Before Taxes	37.32%	17.14%	9.17%
Advisor Class	Return Before Taxes	39.71%	18.32%	10.29%
Class R	Return Before Taxes	38.83%	17.68%	9.77%
Class K	Return Before Taxes	39.26%	18.04%	10.11%
Class I	Return Before Taxes	39.77%	18.47%	10.51%
Class Z**	Return Before Taxes	39.77%	18.41%	10.37%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends of non-U.S. withholding taxes)		16.25%	12.26%	9.13%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Inception date for Class Z shares: 7/26/21. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the expenses of the Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGER
The following table lists the person responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel C. Roarty	Since 2013	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

34

AB Sustainable International Thematic Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Advisor Class		Class R		Class K		Class I		Class Z
Management Fees(c)	.65%		.65%		.65%		.65%		.65%		.65%		.65%

Distribution and/or Service (12b-1) Fees	.25%		1.00%		None		.50%		.25%		None		None

Other Expenses:
Transfer Agent	.08%		.08%		.08%		.26%		.20%		.12%		.02%
Other Expenses	.12%		.12%		.12%		.12%		.12%		.12%		.12%

Total Other Expenses	.20%		.20%		.20%		.38%		.32%		.24%		.14%	(d)

Acquired Fund Fees and Expenses	.01%		.01%		.01%		.01%		.01%		.01%		.01%

Total Annual Fund Operating Expenses	1.11%		1.86%		.86%		1.54%		1.23%		.90%		.80%

Fee Waiver and/or Expense Reimbursement(e)	(.00)%	(f)	(.00)%	(f)	(.00)%	(f)	(.00)%	(f)	(.00)%	(f)	(.00)%	(f)	(.00)%	(f)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%		1.86%		.86%		1.54%		1.23%		.90%		.80%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)	Management fees have been restated to reflect a contractual reduction in management fees effective June 18, 2021.

(d)	Total Other Expenses are estimated for the current fiscal year.

(e)
In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement may only be terminated or changed with the consent of the Fund’s Board of Directors.

(f)	Amount is less than .005%.

35

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$532	$288	*	$87	$156	$124	$91	$81

After 3 Years	$762	$584		$273	$485	$389	$286	$254

After 5 Years	$1,010	$1,005		$476	$838	$675	$497	$443

After 10 Years	$1,718	$1,983		$1,060	$1,834	$1,488	$1,107	$989

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Fund invests primarily in a focused international portfolio of equity securities of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the United Nations Sustainable Development Goals (“SDGs”). These themes include the advancement of climate, health and empowerment. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located outside of the United States that satisfy the Fund’s sustainability criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Fund invests will derive a much greater portion of their revenues from such activities.
The Adviser employs a combination
of “top-down” and “bottom-up” investment
processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide, that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process
the sustainable investment themes. In addition to
this “top-down” thematic
approach, the Adviser then uses
a “bottom-up” analysis
of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons.
The Adviser normally considers a large universe
of mid- to
large-capitalization companies worldwide for investment, but may invest in companies of any size. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries, with the stock selection process determining the geographic distribution of the Fund’s investments. The Fund also invests in the equity securities of companies located in the United States with exposure to international markets. The Fund may sell securities that no longer meet the investment criteria described above.
Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.
The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

36

PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

•
Focused Portfolio Risk:
 Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

•
Sector Risk:
The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
ESG Risk:
 Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons
and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

•
Foreign
(Non-U.S.)
Risk:
Investments in securities of
non-U.S.
issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•
Emerging Market Risk:
Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•
Capitalization Risk:
Investments in small- and
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•
Derivatives Risk:
Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter
derivatives, are also subject to counterparty risk.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
On January 8, 2018, the Fund implemented its current investment strategies (previously, the Fund’s investment strategies did not emphasize sustainable investment themes) and also changed its name from AB International Growth Fund to AB Sustainable International Thematic Fund. Accordingly, the performance shown below for periods prior to January 8, 2018 is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment strategies.

37

Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 4.53%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 22.99%, 2nd quarter, 2020; and Worst Quarter was down
-23.25%,
3rd quarter, 2011.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	24.02%	10.20%	5.52%

	Return After Taxes on Distributions	23.50%	9.36%	5.11%

	Return After Taxes on Distributions and Sale of Fund Shares	14.54%	7.87%	4.35%
Class C	Return Before Taxes	27.57%	10.31%	5.20%
Advisor Class	Return Before Taxes	29.87%	11.42%	6.26%
Class R	Return Before Taxes	29.00%	10.78%	5.67%
Class K	Return Before Taxes	29.44%	11.13%	5.99%
Class I	Return Before Taxes	29.82%	11.51%	6.40%
Class Z**	Return Before Taxes	29.97%	11.51%	6.32%
MSCI ACWI Index (ex. U.S.) (Net) (reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends of non-U.S. withholding taxes)		10.65%	8.93%	4.92%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Inception date for Class Z shares: 7/26/21. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the expenses of the Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
William Johnston	Since 2017	Senior Vice President of the Adviser

Daniel C. Roarty	Since 2011	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

38

AB Global Core Equity Portfolio

INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class
Management Fees	.75%	.75%		.75%

Distribution and/or Service (12b-1) Fees	.25%	1.00%		None

Other Expenses:
Transfer Agent	.02%	.02%		.02%
Other Expenses	.04%	.04%		.04%

Total Other Expenses	.06%	.06%		.06%

Total Annual Fund Operating Expenses	1.06%	1.81%		.81%

Fee Waiver and/or Expense Reimbursement(c)	(.01)%	(.00)%	(d)	(.00)%	(d)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.81%		.81%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)
In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee. The agreement may only be terminated or changed with the consent of the Fund’s Board of Directors.

(d)	Amount is less than .005%.

39

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$528	$284	*	$83

After 3 Years	$747	$569		$259

After 5 Years	$984	$980		$450

After 10 Years	$1,663	$1,930		$1,002

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of
non-U.S.
companies, and invests in companies in at least three countries (including the United States).
The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser seeks companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser considers include strong business fundamentals, capable management, prudent corporate governance, strong balance sheet, strong earnings power, high earnings quality, low downside risk, and substantial upside potential. In managing the Fund, the Adviser does not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of
non-U.S.
companies frequently include companies located in emerging markets, and at times emerging market companies will make up a significant portion of the Fund.
Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.
PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

•
Foreign
(Non-U.S.)
Risk:
Investments in securities of
non-U.S.
issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•
Emerging Market Risk:
Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

40

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 11.49%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 15.90%, 2nd quarter, 2020; and Worst Quarter was down -20.87%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	Since Inception*
Class A**	Return Before Taxes	5.46%	11.38%	8.70%

	Return After Taxes on Distributions	5.32%	10.70%	8.08%

	Return After Taxes on Distributions and Sale of Fund Shares	3.33%	8.89%	6.75%
Class C	Return Before Taxes	8.28%	11.51%	8.63%
Advisor Class	Return Before Taxes	10.36%	12.62%	9.72%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends of non-U.S. withholding taxes)		16.25%	12.26%	9.35%

*	Inception date for all Classes: 11/12/14.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

41

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
David Dalgas	Since 2014	Senior Vice President of the Adviser

Klaus Ingemann	Since 2014	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

42

AB International Strategic Core Portfolio

INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class Z
Management Fees(c)	.65%	.65%	.65%	.65%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	None

Other Expenses:
Transfer Agent	.01%	.03%	.01%	.02%
Other Expenses	.10%	.10%	.10%	.10%

Total Other Expenses	.11%	.13%	.11%	.12%

Total Annual Fund Operating Expenses	1.01%	1.78%	.76%	.77%

Fee Waiver and/or Expense Reimbursement(d)	(.01)%	(.03)%	(.01)%	(.02)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.75%	.75%	.75%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)	Management fees have been restated to reflect a contractual reduction in management fees effective November 4, 2020.

(d)
The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund. The agreement will remain in effect until October 31, 2022 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the agreement will be automatically extended for one-year
terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class Z
After 1 Year	$523	$278	*	$77	$77

After 3 Years	$732	$557		$242	$244

After 5 Years	$958	$962		$421	$426

After 10 Years	$1,608	$1,889		$941	$952

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

43

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of
non-U.S.
companies, and in companies in at least three countries other than the United States.
The Fund invests in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser considers in this regard include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions. The Adviser seeks to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.
The Fund primarily invests in
mid-
and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of
non-U.S.
companies will generally include some companies located in emerging markets.
Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.
PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

•
Foreign
(Non-U.S.)
Risk:
Investments in securities of
non-U.S.
issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•
Capitalization Risk:
Investments in
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization
companies may have additional risks because these companies have limited product lines, markets or financial resources.

•
Derivatives Risk:
Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter
derivatives, are also subject to counterparty risk.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

44

You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 5.79%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 13.45%, 2nd quarter, 2020; and Worst Quarter was down -19.90%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	Since Inception*
Class A**	Return Before Taxes	0.85%	6.01%	5.21%

	Return After Taxes on Distributions	0.54%	5.70%	4.84%

	Return After Taxes on Distributions and Sale of Fund Shares	0.82%	4.72%	4.05%
Class C	Return Before Taxes	3.51%	6.12%	5.24%
Advisor Class	Return Before Taxes	5.65%	7.19%	6.30%
Class Z	Return Before Taxes	5.57%	7.19%	6.30%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)		7.82%	7.45%	5.41%

*
Inception dates: 7/29/15 for Class A, Class C and Advisor Class shares and 11/20/19 for Class Z shares. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the expenses of the Class Z shares.

**	After-tax Returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

45

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
Kent W. Hargis	Since 2015	Senior Vice President of the Adviser

Sammy Suzuki	Since 2015	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

46

AB Concentrated International Growth Portfolio

INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 67 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs on page 127 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	.75%	.75%	.75%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None

Other Expenses:
Transfer Agent	.03%	.03%	.03%
Other Expenses	.14%	.15%	.15%

Total Other Expenses	.17%	.18%	.18%

Total Annual Fund Operating Expenses	1.17%	1.93%	.93%

Fee Waiver and/or Expense Reimbursement(c)	(.02)%	(.03)%	(.03)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.90%	.90%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%,
1-year
contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)
The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund. The agreement will remain in effect until October 31, 2022 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the agreement will each be automatically extended for one-year
terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$537	$293	*	$92

After 3 Years	$779	$603		$293

After 5 Years	$1,039	$1,039		$512

After 10 Years	$1,783	$2,054		$1,140

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

47

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of
non-U.S.
companies, and in companies in at least three countries other than the United States.
The Fund invests in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser employs an appraisal method which attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.
The Fund invests in a relatively small number of individual stocks, generally 25 to 35 companies. The Fund primarily invests in mid-
and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund’s holdings of
non-U.S.
companies may include some companies located in emerging markets, and at times emerging market companies may make up a significant portion of the Fund.
Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.
PRINCIPAL RISKS
•
Market Risk:
The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

•
Focused Portfolio Risk:
Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

•
Sector Risk:
The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
Foreign
(Non-U.S.)
Risk:
Investments in securities of
non-U.S.
issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•
Emerging Market Risk:
Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•
Capitalization Risk:
Investments in
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization
companies may have additional risks because these companies have limited product lines, markets or financial resources.

•
Management Risk:
The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

48

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.
You may obtain updated performance information on the Fund’s website at
www.abfunds.com
(click on “Investments—Mutual Funds”).
The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2021, the year-to-date
unannualized return for Class A shares was 3.43%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 23.39%, 2nd quarter, 2020; and Worst Quarter was down -20.32%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2020)

		1 Year	5 Years	Since Inception*
Class A**	Return Before Taxes	17.06%	11.18%	8.16%

	Return After Taxes on Distributions	16.64%	10.29%	7.40%

	Return After Taxes on Distributions and Sale of Fund Shares	10.40%	8.54%	6.16%
Class C	Return Before Taxes	20.41%	11.30%	8.17%
Advisor Class	Return Before Taxes	22.61%	12.42%	9.25%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)		7.82%	7.45%	4.89%

*	Inception date for all Classes: 4/15/15.

**	After-tax Returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax
returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

49

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for
day-to-day
management of the Fund’s portfolio:

Employee	Length of Service	Title
Dev Chakrabarti	Since 2015	Senior Vice President of the Adviser

Mark Phelps	Since 2015	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 51 in this Prospectus.

50

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

•	PURCHASE AND SALE OF FUND SHARES
Purchase Minimums
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	None	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	None	None
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified
deferred compensation plans and, for Class Z shares, to persons participating in certain fee-based
programs sponsored by a financial intermediary, where in each case plan level or omnibus accounts are held on the books of a Fund.
	None	None
You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone ((800)
221-5672).

•	TAX INFORMATION
Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

•	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

51

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES, RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Funds’ investment strategies, practices and related risks, including principal and non-principal
strategies and risks. This Prospectus does not describe all of a Fund’s investment practices that are non-principal
strategies and all of the related risks of such strategies; additional information about each Fund’s risks and investments can be found in the Funds’ SAI.
ESG Integration
The Adviser integrates environmental, social and corporate governance (“ESG”) considerations into its research and investments analysis with the goal of maximizing return and considering risk within the Fund’s investment objective and strategies. Combining third-party ESG data with its own views and research, the Adviser analyzes the ESG practices of companies and issuers to identify potentially material ESG factors that can vary across companies and issuers. ESG considerations may include but are not limited to environmental impact, corporate governance and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments.
For additional information with respect to the ESG integration for the
AB Sustainable Global Thematic Fund
and
AB Sustainable International Thematic Fund
, please refer to each Fund’s Principal Strategies section in this Prospectus.
Sustainable Investment Themes
The
AB Sustainable Global Thematic Fund
’
s
and
AB Sustainable International Thematic Fund
’
s
sustainable investment themes include the advancement of health, climate, and empowerment, and align with one or more of the United Nations Sustainable Development Goals (“SDGs”).
The SDGs, adopted by 193 countries in 2015, are the world’s shared plan to end extreme poverty, reduce inequality, and protect the planet by 2030. The SDGs are a collection of 17 global goals: no poverty; zero hunger; good health and well-being; quality education; gender equality; clean water and sanitation; affordable and clean energy; decent work and economic growth; industry, innovation, and infrastructure; reduced inequalities; sustainable cities and communities; responsible consumption and production; climate action; life below water; life on land; peace, justice and strong institutions; and partnerships for the goals.
The SDGs provide the Adviser a helpful framework for identifying sustainable investment themes and potential investments. The Funds’ Climate theme investments consist of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Funds’ Climate theme, for example, aligns with SDGs such as climate action; affordable and clean energy; and clean water and sanitation. The Funds’ Health theme investments consist of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional wellbeing. The Funds’ Health theme aligns with SDGs such as good health and well-being; and clean water and sanitation. The Funds’ Empowerment theme investments consist of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion. The Funds’ Empowerment theme aligns with SDGs such as quality education; decent work and economic growth; and no poverty.
Market Risk
The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on a Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for a Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.
Derivatives
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.
There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where a

52

Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared
bilateral
“over-the-counter”
transactions that are privately negotiated and where a Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.
A Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund’s investment (in some cases, the potential loss is unlimited).
The Funds’ investments in derivatives may include, but are not limited to, the following:

•
Forward Contracts.
A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or, in the case of a non-deliverable
forward, by a cash payment at maturity. The Funds’ investments in forward contracts may include the following:

–
Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging
purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Fund, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a
non-U.S.
Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

•
Futures Contracts and Options on Futures Contracts.
A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging
purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

•
Options.
An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds’ investments in options include the following:

–
Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging
purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

–
Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund will only exercise an option it purchased if the price of the reference security is less (in the case of a put option) or more (in the case of a call option) than the exercise price. If a Fund does not exercise a purchased option, the premium it paid for the option will be lost. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options. A Fund may also enter into options on the yield “spread” or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, a Fund

53

may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

If a Fund purchases or writes privately-negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

–
Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

–
Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

•
Swap Transactions.
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (
e.g.,
interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (
i.e.
, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party
contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

The Funds’ investments in swap transactions include the following:

–
Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging
purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

–
Total Return Swaps. A Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Fund will receive or make a payment to the counterparty. Total return swaps may reflect a

54

leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying reference asset.

–
Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (
e.g
., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.
The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used in an effort to preserve a return or spread on a particular investment or a portion of a Fund’s portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

–
Credit Default Swaps. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

•	Other Derivatives and Strategies

–
Currency Transactions. A Fund may invest in
non-U.S.
Dollar-denominated securities on a currency hedged or
un-hedged
basis. The Adviser may actively manage a Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (
i.e
., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

–	Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include

55

international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (
e.g.
, one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A Fund will only acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign
(non-U.S.)
risk and currency risk.
Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible
debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible
debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody’s Investors Service, Inc. or
BBB-
or lower by S&P Global Ratings (“S&P”) or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.
Depositary Receipts and Securities of Supranational Entities
A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by
non-U.S.
banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a
non-U.S.
company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.
A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. “Semi-governmental securities” are securities

56

issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.
Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (
i.e.
, a “when, as and if issued” trade).
When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.
Illiquid Securities
Each Fund limits its investments in illiquid securities to 15% of its net assets, except for
AB Concentrated Growth Fund
, which limits its investments in illiquid securities to 5% of its net assets. Under Rule
22e-4
under the Investment Company Act of 1940 (“the 1940 Act”), the term “illiquid securities” means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, or certain commercial paper) may be treated as liquid, although they may be more difficult to trade than other types of securities.
Investment in Exchange-Traded Funds and Other Investment Companies
A Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.
A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Fund’s expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by
Rule 12d1-1
under the 1940 Act. A Fund’s investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.
Investments in Initial Public Offering (“IPO”) Securities
The Funds may invest in securities of companies that are offered pursuant to an IPO. Investments in IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to one or more factors such as the absence of a prior public market, unseasoned trading in the securities, the small number of securities available for trading, the lack of investor knowledge of the company, the lack of an operating history of the company, dependence of the company on key personnel, suppliers or a limited number of customers and other factors. These factors may cause IPO shares to be volatile in price. While a Fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a dramatic impact on a Fund’s performance (higher or lower) if the Fund’s assets are relatively small. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Investments in
Pre-IPO
Securities
A Fund may invest in
pre-IPO
securities.
Pre-IPO
securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as “venture capital companies”, whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. A Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public

57

offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent a Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.
LIBOR Transition and Associated Risk
A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, has announced that certain LIBOR benchmarks will cease to be published at the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Loans of Portfolio Securities
For the purpose of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash
collateral.
Non-cash
collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan). If a Fund receives non-cash
collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.
A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.
A Fund will invest cash collateral in a money market fund approved by the Fund’s Board of Directors or Trustees (the “Board”) and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. The Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.
Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.
AB Concentrated Growth Fund
intends to limit its securities lending activities so that no more than 5% of the value of the Fund’s assets will be represented by securities loaned.
Preferred Stock
A Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share

58

of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible
preferred stock because its value is related to the price of the issuer’s common stock, as well as the dividends payable on the preferred stock.
Real Estate Investment Trusts
Real estate investment trusts, or REITs, are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.
Repurchase Agreements and Buy/Sell Back Transactions
A Fund may enter into repurchase agreements. In a repurchase agreement transaction the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.
A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.
Reverse Repurchase Agreements
A Fund may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of “Repurchase Agreements” described above. In a reverse repurchase agreement transaction, the Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered a form of borrowing for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss.
In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Short Sales
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security.
AB Select US Long/Short Portfolio
makes short sales as part of its principal investment strategies. A short sale involves the sale of a security that a Fund does not own or, if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.
If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the

59

price declines, the Fund will realize a short-term capital gain. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.
Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.
There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.
Structured Products
A Fund may invest in certain derivatives-type instruments that combine features of a stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities and commodity-linked notes and commodity index-linked notes. The performance of the structured product, which is generally structured as a note or other fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities or a securities or commodities index. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities or commodities and related derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the issuer of the structured product.
Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof), unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.
Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
Zero-Coupon and
Payment-in-Kind
Bonds
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically.
Payment-in-kind
bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon
bonds and
payment-in-kind
bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon
and
payment-in-kind
bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.
ADDITIONAL RISKS AND OTHER CONSIDERATIONS
Investments in a Fund may involve the risk considerations described below.
Foreign
(Non-U.S.)
Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Sanctions imposed by the U.S. or a foreign country may restrict a Fund’s ability to purchase or sell foreign securities or may require a Fund to divest its holdings in foreign securities, which could adversely affect the value or liquidity of such holdings. In addition, the securities markets of some foreign countries may be closed on certain days (
e.g.
, local holidays) when the Funds are open for business. On such days, a Fund may be unable to add to or exit its positions in foreign securities traded in such markets even though it may otherwise be attractive to do so.

60

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes.
A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund’s investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund’s investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.
Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain
non-U.S.
issuers than is available about most U.S. issuers.
The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, public health crises (including the occurrence of a contagious disease or illness), revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.
The United Kingdom (the “U.K.”) formally withdrew from the European Union (the “EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Fund’s investments and its net asset value. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation of any additional arrangement between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.
Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment include:

Argentina Bangladesh Belarus Belize Brazil Bulgaria Chile China Colombia Croatia Czech Republic Dominican Republic Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya Lebanon Lithuania Malaysia Mexico Mongolia Nigeria Pakistan Panama Peru	Philippines Poland Qatar Russia Saudi Arabia Senegal Serbia South Africa South Korea Sri Lanka Taiwan Thailand Turkey Ukraine United Arab Emirates Uruguay Venezuela Vietnam
Countries may be added to or removed from this list at any time.
Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or

61

confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against
non-U.S.
companies and
non-U.S.
persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign
(Non-U.S.)
Currencies
Investing in and exposure to foreign currencies involve special risks and considerations. A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.
A Fund may also invest directly in foreign currencies for
non-hedging
purposes, directly on a spot basis (
i.e.
, cash) or through derivative transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund’s NAV to fluctuate.
Borrowings and Leverage
A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund’s shares. Likewise, a Fund’s use of certain derivatives may effectively leverage the Fund’s portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.
Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to the Fund’s use of derivatives that result in leverage of the Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of the leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.
Investment in Smaller, Less-Seasoned Companies
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

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Management Risk – Quantitative Models
The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.
Future Developments
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.
Changes in Investment Objectives and Policies
A Fund’s Board may change a Fund’s investment objective without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change to the Fund’s investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name will not change their policies without 60 days’ prior written notice to shareholders. Unless otherwise noted, all other policies of a Fund may be changed without shareholder approval.
Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and longer-term debt securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.
Portfolio Holdings
A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
Cyber Security Risk
As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (
e.g.
, through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since a Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Fund invests.
Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser, and/or a Fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians,
transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Funds and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to a Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cyber security incidents.

63

INVESTING IN THE FUNDS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered through this Prospectus. The Funds offer six classes of shares through this Prospectus, except for the
AB Concentrated Growth Fund
,
AB Discovery Growth Fund
,
AB Small Cap Growth Portfolio
,
AB Large Cap Growth Fund
, AB Sustainable Global Thematic Fund
and
AB Sustainabl
e International Thematic Fund
, which offer seven classes of shares,
AB International Strategic Core Portfolio
, which offers four classes of shares,
and
AB Global Core Equity Portfolio
and
AB Concentrated International Growth Portfolio
, which offer three classes of shares, through this Prospectus.
Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “Choosing a Share Class” below.
Only Class
 A shares offer Quantity Discounts on sales charges
, as described below.
To effect an order for the purchase, exchange or redemption of a Fund’s shares, the Fund must receive the order in “proper form.” Proper form generally means that your instructions:

•	Are signed and dated by the person(s) authorized in accordance with the Fund’s policies and procedures to access the account and request transactions;

•	Include the fund and account number; and

•	Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must include:

•
Medallion signature guarantees or notarized signatures, if required for the type of transaction. (Requirements are detailed on AllianceBernstein Investor Services, Inc., or ABIS, service forms; Please contact ABIS with any questions)

•	Any supporting documentation that may be required.
The Funds reserve the right, without notice, to revise the requirements for proper form.
HOW TO BUY SHARES
The purchase of a Fund’s shares is priced at the next-determined NAV after your order is received in proper form by ABIS.
Class A and Class C Shares – Shares Available to Retail Investors
You may purchase a Fund’s Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds’ principal underwriter, AllianceBernstein Investments, Inc., or ABI, if you are (i) making an initial investment and the Fund has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Fund shareholder with an account held directly with a Fund; or (iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

Purchase Minimums and Maximums
Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*
Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based
program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with a Fund.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class C shares	$1,000,000
Class Z Shares – Shares Available to Persons Participating in Certain
Fee-Based
Programs
Class Z shares are available to persons participating in certain fee-based
programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Funds.
Other Purchase Information
Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day
trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.
If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day’s public offering price. Call (800)
221-5672
to arrange a transfer from your bank account.
Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (
i.e.
,
W-9
tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (
i.e.
,
W-9
tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S.

64

registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds’ distributor permitting it to accept orders for the purchase and sale of Fund shares.
The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident
status (
e.g.,
a resident alien who has a
non-U.S.
address at time of purchase).
Tax-Deferred
Accounts
Class A shares are also available to the following
tax-deferred
arrangements:

•	Traditional and Roth IRAs (minimums listed in the table above apply);

•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).
Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans.
Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan ( e.g. , a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary;

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds; and

•	through certain special arrangements approved by the Adviser.
Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.
The Funds’ SAI has more detailed information about who may purchase and hold Advisor Class shares.
Class A, Class R, Class K, Class I and Class Z Shares – Shares Available to Group Retirement Plans
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified
deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund (“group retirement plans”).
Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.
Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement
accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs,
SAR-SEPs,
SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs.
Class I and Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in a Fund.
Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.
A Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.
General
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

65

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service
(Rule 12b-1)
fees, initial sales charges and/or CDSCs.
Only Class
 A shares offer Quantity Discounts
as described below.
Asset-Based Sales Charges or Distribution and/or Service (Rule
12b-1)
Fees

WHAT IS A RULE
12b-1
FEE?
A
Rule 12b-1
fee is a fee deducted from a Fund’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under SEC
Rule 12b-1
that allows the Fund to pay asset-based sales charges or distribution and/or service
(Rule 12b-1)
fees for the distribution and sale of its shares. The amount of each share class’s
Rule 12b-1
fee, if any, is disclosed below and in a Fund’s fee table included in the Summary Information section above.
The amount of Rule
12b-1
and/or service fees for each class of a Fund’s shares is up to:

Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.25%*
Class C	1.00%
Advisor Class	None
Class R	0.50%
Class K	0.25%
Class I	None
Class Z	None

*
The maximum fee allowed under the Rule
12b-1
Plan for the Class A shares of
AB Growth Fund
and
AB Large Cap Growth Fund
is .50% of the aggregate average daily net assets, and the maximum fee allowed under any
Rule 12b-1
Plan for Class A shares of all other Funds, except
AB Global Core Equity Portfolio
,
AB International Strategic Core Portfolio
and
AB Concentrated International Growth Portfolio
, is .30% of the aggregate average daily net assets. The Boards of the Funds currently limit the Funds’ payments to .25%, except with respect to
AB Discovery Growth Fund
, for which payments are currently limited to .23%.

Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C and Class R shares are subject to higher
Rule 12b-1
fees than Class A or Class K shares. Class C shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Share classes with higher
Rule 12b-1
fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees are paid to financial intermediaries, which may include your financial intermediary’s firm. ABI retains these fees for certain shareholder accounts, including those held directly with a Fund (with no associated financial intermediary).
Sales Charges
Class
 A Shares.
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.
The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as
Breakpoints or Quantity Discounts
, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.
The sales charge schedule of Class A share
Quantity Discounts
is as follows:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00
Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or
non-AllianceBernstein
sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.
Class A share purchases not subject to sales charges.
The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

•
persons participating in a
fee-based
program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary
brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

•
plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs;

•
certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund’s shares, and employees of the Adviser; or

66

•	persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end
sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.
For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Please see the Funds’ SAI for more information about purchases of Class A shares without sales charges.
Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B—Financial Intermediary Waivers.
Class
 C Shares.
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The
1-year
period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.
Class C shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

HOW IS THE CDSC CALCULATED?
The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
Advisor Class, Class R, Class K, Class I and Class Z Shares.
These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.
SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs. Your financial intermediary may have different policies and procedures regarding eligibility for sales charge reduction programs. See Appendix B—Financial Intermediary Waivers.
Information about
Quantity Discounts
and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at
www.abfunds.com
(click on “Investments—Mutual Funds”, select the Fund, then click on “Literature-Understanding Sales Charges & Expenses”).
Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a
Quantity Discount
, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund and any other AB Mutual Fund. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.
Combined Purchase Privileges
A shareholder may qualify for a
Quantity Discount
by combining purchases of shares of a Fund into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund by:

•	an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s);

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.
Letter of Intent
An investor may not immediately invest a sufficient amount to reach a
Quantity Discount,
but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a
Quantity Discount.
For these situations, the Funds offer a
Letter of Intent,
which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the
Quantity Discount
to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the
Letter of Intent
. In the event an existing investor chooses to initiate a
Letter of Intent
, the AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via
Combined Purchase Privileges
toward the fulfillment of the
Letter of Intent
. For example, if the combined cost of purchases totaled $80,000 and the current

67

NAV of all applicable accounts is $85,000 at the time a $100,000
Letter of Intent
is initiated, the subsequent investment of an additional $15,000 would fulfill the
Letter of Intent
. If an investor fails to invest the total amount stated in the
Letter of Intent
, a Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for
Combined Purchase Privileges
may purchase shares under a single
Letter of Intent
.
Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

•	all of the shareholder’s accounts at the Funds or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.
CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or
Minimize Charges On Redemption.
CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 72; or

•
if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Funds’ SAI for a list of additional circumstances under which the Funds will waive the CDSCs on redemption of shares.
Your financial intermediary may have different policies and procedures regarding eligibility for CDSC waivers. See Appendix B—Financial Intermediary Waivers.
Other Programs
Dividend Reinvestment Program
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.
Dividend Direction Plan
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.
Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized
transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. Please see the Funds’ SAI for more details.
Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.
Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.
CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest;

•	how long you expect to own shares;

68

•	expenses associated with owning a particular class of shares;

•
whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a
Quantity Discount
, you might consider purchasing Class A shares); and

•	whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).
Among other things, Class A shares, with their lower
Rule 12b-1
fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for eight years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange, as applicable, of Class A, Class C, Advisor Class or Class Z shares made through your financial advisor or in connection with participation on the intermediary’s platform. Financial intermediaries, a fee-based
program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds’ SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.
You should consult your financial advisor for assistance in choosing a class of Fund shares.
PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or
Rule 12b-1
fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?
A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds’ shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
All or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.
ABI pays, at the time of your purchase, a commission to financial intermediaries in an amount equal to 1% of your investment for sales of Class C shares.
For Class A, Class C, Class R and Class K shares, up to 100% of the
Rule 12b-1
fees applicable to these classes of shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	upfront sales commissions;
-	Rule 12b-1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder recordkeeping and/or transfer agency services.
Please read this Prospectus carefully for information on this compensation.
Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to or charged by financial intermediaries at the time of sale and
Rule 12b-1
fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.
For 2021, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $25 million. In 2020, ABI paid approximately 0.04% of the average monthly assets of the AB Mutual Funds or approximately $22 million for distribution services and educational support related to the AB Mutual Funds.

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A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.
The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Management of the Funds—Transfer Agency and Retirement Plan Services” below. If paid by the Funds, these expenses are included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.
Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:
Advisor Group
American Enterprise Investment Services
Cadaret, Grant & Co.
Citigroup Global Markets
Citizens Securities
Commonwealth Financial Network
Equitable Advisors
FIS Brokerage Services
Great-West Life & Annuity Insurance Co.
Institutional Cash Distributors (“ICD”)
John Hancock Retirement Plan Services
JP Morgan Securities
Lincoln Financial Advisors Corp.
Lincoln Financial Securities Corp.
LPL Financial
Merrill Lynch
Morgan Stanley
Northwestern Mutual Investment Services
One America
PNC Investments
Principal Life
Raymond James
RBC Wealth Management
Robert W. Baird
Truist Investment Services
UBS Financial Services
US Bancorp Investments
Waddell & Reed, Inc.
Wells Fargo Advisors
Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.
HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days’ written notice.
HOW TO SELL OR REDEEM SHARES
You may “redeem” your shares (
i.e.,
sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after ABIS receives your redemption request in proper form. The Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based
program or employee benefit plan to sell your shares, you should contact your financial advisor.

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Each Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. Each Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, each Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.
Sale
In-Kind.
Each Fund normally pays proceeds of a sale of Fund shares in cash. However, each Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind
of securities in lieu of cash. If the redemption payment is made in-kind,
the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.
Selling Shares Through Your Financial Intermediary or Retirement Plan
Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time for you to receive that day’s NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.
Selling Shares Directly to the Fund
By Mail:
•	Send a signed letter of instruction or stock power, along with certificates, to:
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:
AllianceBernstein Investor Services, Inc.
8000 IH 10 W, 13th floor
San Antonio, TX 78230

•
For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at (800) 221-5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for you to receive that day’s NAV, less any applicable CDSC.

•
For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

•
Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund’s Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.
Risks Associated With Excessive or Short-Term Trading Generally.
While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.
Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading

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strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.
A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Funds may be adversely affected by price arbitrage.
Policy Regarding Short-Term Trading.
Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund’s ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•
Transaction Surveillance Procedures.
The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any
60-day
period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•
Account Blocking Procedures.
If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•
Applications of Surveillance Procedures and Restrictions to Omnibus Accounts.
Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (
i.e
., regular mail).

72

HOW THE FUNDS VALUE THEIR SHARES
Each Fund’s NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day
trading or unscheduled suspensions of trading). To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.
The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in
non-U.S.
markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.
Subject to its oversight, each Fund’s Board has delegated responsibility for valuing a Fund’s assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund’s assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds’ assets is available in the Funds’ SAI.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER
Each Fund’s Adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of June 30, 2021 totaling approximately $738 billion (of which over $148 billion represented assets of registered investment companies sponsored by the Adviser). As of June 30, 2021, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 28 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 27 registered investment companies managed by the Adviser, comprising approximately 92 separate investment portfolios, had as of June 30, 2021 approximately 2.8 million shareholder accounts.
The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser, during its most recent fiscal year or period, a percentage of net assets as follows:

Fund	Fee as a Percentage of Average Net Assets*	Fiscal Year Ended
AB Growth Fund	.75%	7/31/21
AB Large Cap Growth Fund	.48%	7/31/21
AB Concentrated Growth Fund	.65%	6/30/21
AB Discovery Growth Fund	.59%	7/31/21
AB Small Cap Growth Portfolio	.71%	7/31/21
AB Select US Equity Portfolio	1.00%	6/30/21
AB Select US Long/Short Portfolio	1.48%	6/30/21
AB Sustainable Global Thematic Fund	.78%**	7/31/21
AB Sustainable International Thematic Fund	.75%**	6/30/21
AB Global Core Equity Portfolio	.75%	6/30/21
AB International Strategic Core Portfolio	.68%**	6/30/21
AB Concentrated International Growth Portfolio	.72%	6/30/21

*	Fee stated net of any expense limitations. See “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus for more information about fee waivers.

**
Effective November 4, 2020, the
AB International Strategic Core Portfolio
pays a fee for investment advisory services at the annual rate of 0.65% of the Fund’s average daily net assets up to $2.5 billion, 0.55% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.50% of average daily net assets in excess of $5 billion. Effective June 18, 2021, each of
AB Sustainable
Global Thematic Fund
and
AB Sustainable International Thematic Fund
pays a fee for investment advisory services at the annual rate of 0.65% of the Fund’s average daily net assets up to $2.5 billion, 0.55% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.50% of average daily net assets in excess of $5 billion.

A discussion regarding the basis for the Board’s approval of each Fund’s investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal year ended June 30, 2021 or July 31, 2021 as shown in the table above.
The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.
PORTFOLIO MANAGERS
The
day-to-day
management of, and investment decisions for, the
AB Growth Fund
are made by the Adviser’s Growth Investment Team.
The following table lists the senior members of the Growth Investment Team with the responsibility for day-to-day
management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Bruce K. Aronow; since 2013; Senior Vice President of the Adviser
Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016, and Chief Investment Officer of U.S. Small and SMID Cap Growth Equities.

Frank V. Caruso; since 2008; Senior Vice President of the Adviser
Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016, and Chief Investment Officer of U.S. Growth Equities.

John H. Fogarty; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016.
The
day-to-day
management of, and investment decisions for, the
AB Large Cap Growth Fund
are made by the Adviser’s U.S. Large Cap Growth Investment Team.

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The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day
management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Frank V. Caruso; since 2012; Senior Vice President of the Adviser	(see above)

John H. Fogarty; since 2012; Senior Vice President of the Adviser	(see above)

Vinay Thapar; since 2018; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016.
The
day-to-day
management of, and investment decisions for, the
AB Concentrated Growth Fund
are made by Mr. James Tierney, a Senior Vice President of the Adviser, with which he has been associated since prior to 2016.
The
day-to-day
management of, and investment decisions for, the
AB Discovery Growth Fund
are made by the Adviser’s U.S. Small/Mid Cap Growth Investment Team.
The following table lists the senior members of the U.S. Small/Mid Cap Growth Investment Team with the responsibility for day-to-day
management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Bruce K. Aronow; since 2008; Senior Vice President of the Adviser	(see above)

Esteban Gomez; since 2019; Vice President of the Adviser
Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since 2016. Before joining the Adviser in 2016, he spent three years at J.P. Morgan as an equity research analyst on the Broadlines Retailing, Apparel/Footwear & Specialty Equity Research team.

Samantha S. Lau; since 2008; Senior Vice President of the Adviser
Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity as a portfolio manager since prior to 2016. She is also
Co-Chief
Investment Officer of U.S. Small and SMID Cap Growth Equities.

Heather Pavlak; since 2019; Vice President of the Adviser
Vice President of the Adviser, with which she has been associated in a substantially similar capacity as a portfolio manager since 2018. Before joining the Adviser in 2018, she spent four years at Schroders Investment Management, where she covered materials, utilities and transports as an equity research analyst.

Wen-Tse Tseng; since 2008; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016.
The
day-to-day
management of, and investment decisions for, the
AB Small Cap Growth Portfolio
are made by the Adviser’s Small Cap Growth Investment Team.
The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day
management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Bruce K. Aronow; since 2000; Senior Vice President of the Adviser	(see above)

Esteban Gomez; since 2019; Vice President of the Adviser	(see above)

Samantha S. Lau; since 2004; Senior Vice President of the Adviser	(see above)

Heather Pavlak; since 2019; Vice President of the Adviser	(see above)

Wen-Tse Tseng; since 2006; Senior Vice President of the Adviser	(see above)
The
day-to-day
management of, and investment decisions for, the
AB Select US Equity Portfolio
and
AB Select US Long/Short Portfolio
are made by the Adviser’s Select Equity Portfolios Investment Team. The following table lists the senior members of the Select Equity Portfolios Investment Team with the primary responsibility for day-to-day
management of the Funds’ portfolios, the year that each person assumed joint and primary responsibility for each Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Kurt A. Feuerman; since 2011 for the AB Select US Equity Portfolio and since 2012 for the AB Select US Long/Short Portfolio; Senior Vice President of the Adviser	Senior Vice President and Chief Investment Officer, Select US Equity Portfolios of the Adviser, with which he has been associated in this current position since prior to 2016.

Anthony Nappo; since 2015; Senior Vice President of the Adviser
Senior Vice President and
Co-Chief
Investment Officer, Select US Equity Portfolios of the Adviser since June 2015, and a Portfolio Manager/Research Analyst on the Select Equities Portfolio Investment Team since prior to 2016.

The
day-to-day
management of, and investment decisions for, the
AB Sustainable Global Thematic Fund
are made by the Adviser’s Sustainable Thematic Equities Investment Team.
The following table lists the person within the Sustainable Thematic Equities Investment Team with the most significant responsibility for the day-to-day
management of the Fund’s portfolio, the length of time that the person has been jointly or primarily responsible for the Fund, and that person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Daniel C. Roarty; since 2013; Senior Vice President of the Adviser
Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016, and Chief Investment Officer of the Sustainable Thematic Equities Team.

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The
day-to-day
management of, and investment decisions for, the
AB Sustainable International Thematic Fund
are made by the Adviser’s Sustainable Thematic Equities Investment Team.
The following table lists the persons within the Sustainable Thematic Equities Investment Team with the responsibility for the day-to-day
management of the Fund’s portfolio, the length of time that each person has been jointly or primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
William Johnston; since 2017; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016.

Daniel C. Roarty; since 2011; Senior Vice President of the Adviser	(see above)
The
day-to-day
management of, and investment decisions for, the
AB Global Core Equity Portfolio
are made by an Investment Policy Team.
The following table lists the persons with the most significant responsibility for the day-to-day
management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
David Dalgas; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser since prior to 2016. Co-Chief Investment Officer—Global Core Equity since 2018.

Klaus Ingemann; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser since prior to 2016. Co-Chief Investment Officer—Global Core Equity since 2018.
The
day-to-day
management of, and investment decisions for, the
AB International Strategic Core Portfolio
are made by the Adviser’s Strategic Core Investment Team.
The following table lists the senior members of the Strategic Core Investment Team with the responsibility for day-to-day
management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Kent W. Hargis; since 2015; Senior Vice President of the Adviser
Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016.
Co-Chief
Investment Officer—Strategic Core Equities since 2018.

Sammy Suzuki; since 2015; Senior Vice President of the Adviser
Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016.
Co-Chief
Investment Officer—Strategic Core Equities since 2018.

The
day-to-day
management of, and investment decisions for, the
AB Concentrated International Growth Portfolio
are made by the Adviser’s Concentrated International Growth Investment Team.
The following table lists the senior members of the Concentrated International Growth Investment Team with the responsibility for day-to-day
management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Dev Chakrabarti; since 2015; Senior Vice President of the Adviser
Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016, and Co-Chief Investment Officer of Concentrated Global Growth.

Mark Phelps; since 2015; Senior Vice President of the Adviser
Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2016, and Chief Investment Officer of Concentrated Global Growth.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.
TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.
Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer
agency,
sub-accounting
and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule
12b-1
plan. Amounts paid by a Fund for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading

76

by affiliated and
non-affiliated
financial intermediaries and recordkeeping for retirement plans.
Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer
agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.
For more information, please refer to the Fund’s SAI, call your financial advisor or visit our website at www.abfunds.com.

77

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution.
Income dividends generally are declared and paid annually; capital gains distributions for the Funds generally occur annually in December.
You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.
If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.
While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund’s return of capital distributions for the period will be made after the end of each calendar year.
You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to a Fund’s non-corporate
shareholders may be treated as “qualified dividend income”, which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by a Fund as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations”. A Fund will notify you as to how much of the Fund’s distributions, if any, qualify for these reduced tax rates. Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December.
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to “pass through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that a Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.
Under certain circumstances, if a Fund realizes losses (
e.g.
, from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.
If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.
Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.
Non-U.S.
Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds’ SAI for information on how you will be taxed as a result of holding shares in the Funds.

78

GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.
During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.
Shareholder Services.
ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, (800)
221-5672.
Some services are described in the Mutual Fund Application.
Householding.
Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at (800)
221-5672.
We will resume separate mailings for your account within 30 days of your request.

79

GLOSSARY OF INVESTMENT TERMS

Equity securities
include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.
Fixed-income securities
are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.
MSCI ACWI Index
is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 49 country indexes comprising 23 developed and 27 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
MSCI EAFE Index
is a stock market index of foreign stocks, from the perspective of a North American investor. The index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations). The index targets coverage of 85% of the market capitalization of the equity markets of all countries that are a part of the index. The EAFE acronym stands for “Europe, Australasia, and Far East”.
Non-U.S.
company or
non-U.S.
issuer
is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.
Russell 1000
®
Growth Index
measures the performance of those Russell 1000
®
companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book
ratios and higher forecasted growth values.
Russell 2000
®
Growth Index
measures the performance of the small to
mid-capitalization
growth segment of the U.S. equity universe. It includes those Russell 2000
®
companies with higher
price-to-book
ratios and higher forecasted growth values.
Russell 2500
®
Growth Index
measures the performance of the small to
mid-capitalization
growth segment of the U.S. equity universe. It includes those Russell 2500
®
companies with higher
price-to-book
ratios and higher forecasted growth values.
Russell 3000
®
Growth Index
measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000
®
Index companies with higher
price-to-book
ratios and higher forecasted growth values.
S&P 500 Index
is a stock market index containing the stocks of 500 U.S. large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

80

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. No financial highlights are presented for the
AB Sustainable International Thematic Fund’s
Class Z shares because the share class did not conduct investment operations during the five-year period ended as of the most recent fiscal year end. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund’s financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm. The reports of the independent registered public accounting firm, along with each Fund’s financial statements, are included in each Fund’s annual report, which is available upon request.

81

AB Growth Fund

	CLASS A
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$93.49	$81.99	$83.19	$71.87	$61.79

Income From Investment Operations
Net investment loss(a)(b)	(.71)	(.56)	(.43)	(.45)	(.31 )†
Net realized and unrealized gain on investment transactions	32.29	18.31	9.80	18.50	11.01
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.07	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.04	– 0 –

Net increase in net asset value from operations	31.58	17.75	9.37	18.16	10.70

Less: Distributions
Distributions from net realized gain on investment transactions	(5.95)	(6.25)	(10.57)	(6.84)	(.62)

Net asset value, end of period	$119.12	$93.49	$81.99	$83.19	$71.87

Total Return
Total investment return based on net asset value(c)*	35.00%	23.15%	13.58%	26.56%	17.48%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,265,804	$1,000,469	$875,776	$806,980	$672,808
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.13%	1.16%	1.18%	1.19%	1.24%
Expenses, before waivers/reimbursements(d)‡	1.13%	1.17%	1.18%	1.20%	1.25%
Net investment loss(b)	(.69)%	(.70)%	(.55)%	(.58)%	(.49 )%†
Portfolio turnover rate	28%	38%	49%	46%	54%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

	CLASS C
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$38.86	$37.89	$44.64	$41.69	$36.37

Income From Investment Operations
Net investment loss(a)(b)	(.58)	(.51)	(.49)	(.57)	(.45 )†
Net realized and unrealized gain on investment transactions	12.68	7.73	4.31	10.30	6.39
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.04	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.02	– 0 –

Net increase in net asset value from operations	12.10	7.22	3.82	9.79	5.94

Less: Distributions
Distributions from net realized gain on investment transactions	(5.95)	(6.25)	(10.57)	(6.84)	(.62)

Net asset value, end of period	$45.01	$38.86	$37.89	$44.64	$41.69

Total Return
Total investment return based on net asset value(c)*	34.00%	22.21%	12.74%	25.62%	16.60%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,488	$52,025	$42,599	$30,223	$25,188
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.88%	1.91%	1.93%	1.94%	2.01%
Expenses, before waivers/reimbursements(d)‡	1.88%	1.92%	1.94%	1.95%	2.02%
Net investment loss(b)	(1.43)%	(1.45)%	(1.31)%	(1.34)%	(1.20)%†
Portfolio turnover rate	28%	38%	49%	46%	54%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%
See footnotes on page 85.

82

	ADVISOR CLASS
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$104.23	$90.49	$90.46	$77.43	$66.36

Income From Investment Operations
Net investment loss(a)(b)	(.50)	(.40)	(.26)	(.28)	(.19 )†
Net realized and unrealized gain on investment transactions	36.17	20.39	10.86	20.03	11.88
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.08	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.04	– 0 –

Net increase in net asset value from operations	35.67	19.99	10.60	19.87	11.69

Less: Distributions
Distributions from net realized gain on investment transactions	(5.95)	(6.25)	(10.57)	(6.84)	(.62)

Net asset value, end of period	$133.95	$104.23	$90.49	$90.46	$77.43

Total Return
Total investment return based on net asset value(c)*	35.34%	23.46%	13.87%	26.87%+	17.80%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$253,434	$213,499	$200,593	$100,538	$39,856
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.88%	.91%	.93%	.93%	.99%
Expenses, before waivers/reimbursements(d)‡	.88%	.92%	.94%	.94%	1.00%
Net investment loss(b)	(.43)%	(.44)%	(.31)%	(.33)%	(.27 )%†
Portfolio turnover rate	28%	38%	49%	46%	54%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

	CLASS R
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$89.77	$79.25	$81.05	$70.42	$60.75

Income From Investment Operations
Net investment loss(a)(b)	(1.07)	(.87)	(.71)	(.71)	(.51 )†
Net realized and unrealized gain on investment transactions	30.88	17.64	9.48	18.07	10.80
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.07	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.04	– 0 –

Net increase in net asset value from operations	29.81	16.77	8.77	17.47	10.29

Less: Distributions
Distributions from net realized gain on investment transactions	(5.95)	(6.25)	(10.57)	(6.84)	(.62)

Net asset value, end of period	$113.63	$89.77	$79.25	$81.05	$70.42

Total Return
Total investment return based on net asset value(c)*	34.47%	22.69%	13.16%	26.10%+	17.11%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,738	$8,825	$3,177	$2,249	$2,611
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.53%	1.54%	1.56%	1.55%	1.57%
Expenses, before waivers/reimbursements(d)‡	1.53%	1.55%	1.56%	1.56%	1.58%
Net investment loss(b)	(1.08)%	(1.12)%	(.94)%	(.95)%	(.81 )%†
Portfolio turnover rate	28%	38%	49%	46%	54%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%
See footnotes on page 85.

83

	CLASS K
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$96.25	$84.29	$85.26	$73.55	$63.23

Income From Investment Operations
Net investment loss(a)(b)	(.85)	(.65)	(.50)	(.51)	(.29 )†
Net realized and unrealized gain on investment transactions	33.29	18.86	10.10	18.95	11.23
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.07	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.04	– 0 –

Net increase in net asset value from operations	32.44	18.21	9.60	18.55	10.94

Less: Distributions
Distributions from net realized gain on investment transactions	(5.95)	(6.25)	(10.57)	(6.84)	(.62)

Net asset value, end of period	$122.74	$96.25	$84.29	$85.26	$73.55

Total Return
Total investment return based on net asset value(c)*	34.89%	23.07%	13.51%	26.47%	17.47%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,955	$2,343	$2,120	$1,524	$1,387
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.24%	1.24%	1.25%	1.25%	1.26%
Expenses, before waivers/reimbursements(d)‡	1.24%	1.25%	1.25%	1.26%	1.27%
Net investment loss(b)	(.79)%	(.78)%	(.62)%	(.65)%	(.44 )%†
Portfolio turnover rate	28%	38%	49%	46%	54%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

	CLASS I
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$103.94	$90.17	$90.09	$77.05	$65.93

Income From Investment Operations
Net investment loss(a)(b)	(.42)	(.32)	(.17)	(.18)	(.08 )†
Net realized and unrealized gain on investment transactions	36.10	20.34	10.82	19.94	11.82
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.08	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.04	– 0 –

Net increase in net asset value from operations	35.68	20.02	10.65	19.88	11.74

Less: Distributions
Distributions from net realized gain on investment transactions	(5.95)	(6.25)	(10.57)	(6.84)	(.62)

Net asset value, end of period	$133.67	$103.94	$90.17	$90.09	$77.05

Total Return
Total investment return based on net asset value(c)*	35.45%	23.58%	13.99%	27.03%	17.96%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,879	$61,918	$42,172	$18,961	$13,030
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.81%	.81%	.82%	.82%	.83%
Expenses, before waivers/reimbursements(d)‡	.81%	.82%	.83%	.83%	.85%
Net investment loss(b)	(.36)%	(.36)%	(.20)%	(.22)%	(.12 )%†
Portfolio turnover rate	28%	38%	49%	46%	54%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%
See footnotes on page 85.

84

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2020, July 31, 2019, July 31, 2018 and July 31, 2017, such waiver amounted to .01%, .01%, .01% and .01%, respectively.

†	For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years’ custody out-of-pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.01	.02%	.02%

*
Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2020, July 31, 2019, July 31, 2018 and July 31, 2017 by .07%, .03%, .04% and .05%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Fund’s performance for the year ended July 31, 2018 by .09%.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund’s performance for the year ended July 31, 2018 by .05%.

+
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

85

AB Large Cap Growth Fund

	CLASS A
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$67.60	$54.54	$53.00	$45.06	$39.11

Income From Investment Operations
Net investment loss(a)(b)	(.25)	(.13)	(.03)	(.09)	(.09)
Net realized and unrealized gain on investment and foreign currency transactions	24.40	15.29	6.00	9.94	7.08
Capital contributions	– 0 –	– 0 –	– 0 –	.04	– 0 –

Net increase in net asset value from operations	24.15	15.16	5.97	9.89	6.99

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	– 0 –	– 0 –	(.01)
Distributions from net realized gain on investment transactions	(2.15)	(2.10)	(4.43)	(1.95)	(1.03)

Total dividends and distributions	(2.15)	(2.10)	(4.43)	(1.95)	(1.04)

Net asset value, end of period	$89.60	$67.60	$54.54	$53.00	$45.06

Total Return
Total investment return based on net asset value(c)*	36.43%	28.61%	12.70%	22.42%	18.34%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$4,364	$3,379	$2,559	$2,406	$1,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.83%	.85%	.88%	.89%	1.03%
Expenses, before waivers/reimbursements(d)‡	.83%	.86%	.89%	.91%	1.04%
Net investment loss(b)	(.33)%	(.23)%	(.06)%	(.18)%	(.22)%
Portfolio turnover rate	25%	32%	37%	47%	60%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.02%	.02%

	CLASS C
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$47.91	$39.52	$39.95	$34.65	$30.53

Income From Investment Operations
Net investment loss(a)(b)	(.57)	(.40)	(.31)	(.35)	(.32)
Net realized and unrealized gain on investment and foreign currency transactions	17.08	10.89	4.31	7.57	5.47
Capital contributions	– 0 –	– 0 –	– 0 –	.03	– 0 –

Net increase in net asset value from operations	16.51	10.49	4.00	7.25	5.15

Less: Distributions
Distributions from net realized gain on investment transactions	(2.15)	(2.10)	(4.43)	(1.95)	(1.03)

Net asset value, end of period	$62.27	$47.91	$39.52	$39.95	$34.65

Total Return
Total investment return based on net asset value(c)*	35.43%	27.63%	11.85%	21.51%	17.47%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$711,554	$601,204	$489,142	$424,321	$313,124
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.58%	1.60%	1.63%	1.64%	1.79%
Expenses, before waivers/reimbursements(d)‡	1.58%	1.61%	1.64%	1.66%	1.80%
Net investment loss(b)	(1.07)%	(.98)%	(.81)%	(.93)%	(1.01)%
Portfolio turnover rate	25%	32%	37%	47%	60%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.02%	.02%
See footnotes on page 89.

86

	ADVISOR CLASS
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$74.63	$59.93	$57.65	$48.74	$42.17

Income From Investment Operations
Net investment income (loss)(a)(b)	(.07)	.01	.11	.04	.01
Net realized and unrealized gain on investment and foreign currency transactions	27.04	16.86	6.60	10.78	7.65
Capital contributions	– 0 –	– 0 –	– 0 –	.04	– 0 –

Net increase in net asset value from operations	26.97	16.87	6.71	10.86	7.66

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.07)	– 0 –	– 0 –	(.06)
Distributions from net realized gain on investment transactions	(2.15)	(2.10)	(4.43)	(1.95)	(1.03)

Total dividends and distributions	(2.15)	(2.17)	(4.43)	(1.95)	(1.09)

Net asset value, end of period	$99.45	$74.63	$59.93	$57.65	$48.74

Total Return
Total investment return based on net asset value(c)*	36.78%	28.92%	12.97%	22.73%	18.63%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$9,123	$6,370	$4,083	$3,039	$1,968
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.58%	.60%	.63%	.64%	.77%
Expenses, before waivers/reimbursements(d)‡	.58%	.61%	.64%	.66%	.79%
Net investment income (loss)(b)	(.08)%	.01%	.19%	.07%	.03%
Portfolio turnover rate	25%	32%	37%	47%	60%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.02%	.02%

	CLASS R
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$63.95	$51.91	$50.84	$43.46	$37.90

Income From Investment Operations
Net investment loss(a)(b)	(.52)	(.34)	(.22)	(.27)	(.24)
Net realized and unrealized gain on investment and foreign currency transactions	22.99	14.48	5.72	9.56	6.83
Capital contributions	– 0 –	– 0 –	– 0 –	.04	– 0 –

Net increase in net asset value from operations	22.47	14.14	5.50	9.33	6.59

Less: Distributions
Distributions from net realized gain on investment transactions	(2.15)	(2.10)	(4.43)	(1.95)	(1.03)

Net asset value, end of period	$84.27	$63.95	$51.91	$50.84	$43.46

Total Return
Total investment return based on net asset value(c)*	35.88%	28.08%	12.29%	21.94%	17.88%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$103,351	$98,913	$77,126	$66,470	$53,805
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.24%	1.25%	1.26%	1.27%	1.40%
Expenses, before waivers/reimbursements(d)‡	1.24%	1.26%	1.27%	1.29%	1.42%
Net investment loss(b)	(.73)%	(.63)%	(.44)%	(.56)%	(.60)%
Portfolio turnover rate	25%	32%	37%	47%	60%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.02%	.02%
See footnotes on page 89.

87

	CLASS K
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$68.79	$55.52	$53.91	$45.85	$39.80

Income From Investment Operations
Net investment loss(a)(b)	(.33)	(.19)	(.07)	(.13)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	24.81	15.56	6.11	10.10	7.20
Capital contributions	– 0 –	– 0 –	– 0 –	.04	– 0 –

Net increase in net asset value from operations	24.48	15.37	6.04	10.01	7.08

Less: Distributions
Distributions from net realized gain on investment transactions	(2.15)	(2.10)	(4.43)	(1.95)	(1.03)

Net asset value, end of period	$91.12	$68.79	$55.52	$53.91	$45.85

Total Return
Total investment return based on net asset value(c)*	36.28%	28.48%	12.61%	22.29%	18.27%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$167,898	$137,218	$114,161	$102,634	$90,686
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.93%	.95%	.96%	.98%	1.10%
Expenses, before waivers/reimbursements(d)‡	.94%	.96%	.97%	1.00%	1.11%
Net investment loss(b)	(.43)%	(.33)%	(.14)%	(.27)%	(.29)%
Portfolio turnover rate	25%	32%	37%	47%	60%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.02%	.02%

	CLASS I
	Year Ended July 31,
	2021	2020		2019	2018	2017
Net asset value, beginning of period	$74.18	$59.60		$57.35	$48.49	$41.96

Income From Investment Operations
Net investment income (loss)(a)(b)	(.09)	(.00	)(e)	.11	.03	.03
Net realized and unrealized gain on investment and foreign currency transactions	26.86	16.75		6.57	10.74	7.59
Capital contributions	– 0 –	– 0 –		– 0 –	.04	– 0 –

Net increase in net asset value from operations	26.77	16.75		6.68	10.81	7.62

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.07)		– 0 –	– 0 –	(.06)
Distributions from net realized gain on investment transactions	(2.15)	(2.10)		(4.43)	(1.95)	(1.03)

Total dividends and distributions	(2.15)	(2.17)		(4.43)	(1.95)	(1.09)

Net asset value, end of period	$98.80	$74.18		$59.60	$57.35	$48.49

Total Return
Total investment return based on net asset value(c)*	36.74%	28.88%		12.99%	22.74%	18.64%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$947,580	$705,711		$497,816	$465,387	$237,269
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.60%	.62%		.62%	.64%	.74%
Expenses, before waivers/reimbursements(d)‡	.61%	.63%		.63%	.66%	.76%
Net investment income (loss)(b)	(.10)%	(.01)%		.20%	.06%	.06%
Portfolio turnover rate	25%	32%		37%	47%	60%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%		.01%	.02%	.02%
See footnotes on page 89.

88

	CLASS Z
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$74.43	$59.76	$57.45	$48.53	$41.97

Income From Investment Operations
Net investment income (loss)(a)(b)	(.01)	.06	.15	.08	.07
Net realized and unrealized gain on investment and foreign currency transactions	26.97	16.81	6.59	10.75	7.60
Capital contributions	– 0 –	– 0 –	– 0 –	.04	– 0 –

Net increase in net asset value from operations	26.96	16.87	6.74	10.87	7.67

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.10)	– 0 –	– 0 –	(.08)
Distributions from net realized gain on investment transactions	(2.15)	(2.10)	(4.43)	(1.95)	(1.03)

Total dividends and distributions	(2.15)	(2.20)	(4.43)	(1.95)	(1.11)

Net asset value, end of period	$99.24	$74.43	$59.76	$57.45	$48.53

Total Return
Total investment return based on net asset value(c)*	36.87%	29.02%	13.07%	22.82%	18.78%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,313,266	$2,127,817	$1,468,332	$965,544	$373,424
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.51%	.52%	.54%	.55%	.65%
Expenses, before waivers/reimbursements(d)‡	.52%	.53%	.55%	.57%	.67%
Net investment income (loss)(b)	(.02)%	.09%	.27%	.15%	.15%
Portfolio turnover rate	25%	32%	37%	47%	60%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.02%	.02%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2021, July 31, 2020, July 31, 2019, July 31, 2018 and July 31, 2017, such waiver amounted to .01%, .01%, .01%, .02% and .02%, respectively.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended July 31, 2017 by .01%.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund’s performance for the year ended July 31, 2018 by .08%.

89

AB Concentrated Growth Fund

	CLASS A
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$41.70	$40.35	$35.44	$32.65	$26.04

Income From Investment Operations
Net investment loss(a)(b)	(.08)	(.10)	(.12)	(.15)	(.08)
Net realized and unrealized gain on investment transactions	18.40	2.87	7.62	4.13	6.82
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	18.32	2.77	7.50	3.98	6.74

Less: Distributions
Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$58.21	$41.70	$40.35	$35.44	$32.65

Total Return
Total investment return based on net asset value(d)	44.80%	6.84%	22.67%	12.39%	25.93%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,979	$37,615	$28,661	$26,920	$26,579
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.01%	1.12%	1.19%	1.21%	1.22%
Expenses, before waivers/reimbursements(e)‡	1.01%	1.15%	1.19%	1.21%	1.22%
Net investment loss(b)	(.15)%	(.24)%	(.32)%	(.45)%	(.27)%
Portfolio turnover rate	26%	23%	30%	27%	29%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.01%	.01%

	CLASS C
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$39.53	$38.61	$34.27	$31.84	$25.58

Income From Investment Operations
Net investment loss(a)(b)	(.43)	(.38)	(.38)	(.40)	(.29)
Net realized and unrealized gain on investment transactions	17.36	2.72	7.31	4.02	6.68
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	16.93	2.34	6.93	3.62	6.39

Less: Distributions
Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$54.65	$39.53	$38.61	$34.27	$31.84

Total Return
Total investment return based on net asset value(d)	43.71%	6.01%	21.75%	11.56%	25.03%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,765	$28,210	$22,320	$18,168	$18,727
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.75%	1.87%	1.94%	1.96%	1.97%
Expenses, before waivers/reimbursements(e)‡	1.76%	1.90%	1.94%	1.96%	1.97%
Net investment loss(b)	(.91)%	(.99)%	(1.07)%	(1.20)%	(1.02)%
Portfolio turnover rate	26%	23%	30%	27%	29%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.01%	.01%
See footnotes on page 93.

90

	ADVISOR CLASS
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$42.42	$40.93	$35.83	$32.91	$26.18

Income From Investment Operations
Net investment income (loss)(a)(b)	.05	.01	(.03)	(.07)	(.01)
Net realized and unrealized gain on investment transactions	18.75	2.90	7.72	4.18	6.87
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	18.80	2.91	7.69	4.11	6.86

Less: Distributions
Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$59.41	$42.42	$40.93	$35.83	$32.91

Total Return
Total investment return based on net asset value(d)	45.17%	7.09%	22.97%	12.69%	26.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,152,671	$699,504	$537,484	$369,006	$298,099
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.76%	.87%	.94%	.96%	.96%
Expenses, before waivers/reimbursements(e)‡	.76%	.90%	.94%	.96%	.97%
Net investment income (loss)(b)	.10%	.02%	(.07)%	(.21)%	(.03)%
Portfolio turnover rate	26%	23%	30%	27%	29%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.01%	.01%

	CLASS R
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$40.93	$39.76	$35.04	$32.37	$25.88

Income From Investment Operations
Net investment loss(a)(b)	(.26)	(.21)	(.21)	(.24)	(.15)
Net realized and unrealized gain on investment transactions	18.03	2.80	7.52	4.10	6.77
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	17.77	2.59	7.31	3.86	6.62

Less: Distributions
Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$56.89	$40.93	$39.76	$35.04	$32.37

Total Return
Total investment return based on net asset value(d)	44.28%	6.48%	22.38%	12.12%	25.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70	$34	$16	$14	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.38%	1.42%	1.44%	1.45%	1.46%
Expenses, before waivers/reimbursements(e)‡	1.38%	1.45%	1.44%	1.45%	1.47%
Net investment loss(b)	(.52)%	(.54)%	(.57)%	(.70)%	(.53)%
Portfolio turnover rate	26%	23%	30%	27%	29%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.01%	.01%
See footnotes on page 93.

91

	CLASS K
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$41.69	$40.36	$35.45	$32.66	$26.04

Income From Investment Operations
Net investment loss(a)(b)	(.11)	(.11)	(.12)	(.16)	(.09)
Net realized and unrealized gain on investment transactions	18.38	2.86	7.62	4.14	6.84
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	18.27	2.75	7.50	3.98	6.75

Less: Distributions
Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$58.15	$41.69	$40.36	$35.45	$32.66

Total Return
Total investment return based on net asset value(d)	44.69%	6.78%	22.67%	12.38%	25.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,753	$1,480	$741	$558	$398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.07%	1.15%	1.19%	1.21%	1.21%
Expenses, before waivers/reimbursements(e)‡	1.07%	1.18%	1.20%	1.22%	1.22%
Net investment loss(b)	(.22)%	(.27)%	(.32)%	(.46)%	(.31)%
Portfolio turnover rate	26%	23%	30%	27%	29%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.01%	.01%

	CLASS I
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$42.50	$41.00	$35.88	$32.95	$26.21

Income From Investment Operations
Net investment income (loss)(a)(b)	.02	.01	(.03)	(.07)	.00 (c)
Net realized and unrealized gain on investment transactions	18.77	2.91	7.74	4.19	6.87
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	18.79	2.92	7.71	4.12	6.87

Less: Distributions
Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$59.48	$42.50	$41.00	$35.88	$32.95

Total Return
Total investment return based on net asset value(d)	45.06%	7.10%	22.99%	12.71%	26.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89	$18	$17	$21	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.83%	.86%	.91%	.95%	.95%
Expenses, before waivers/reimbursements(e)‡	.83%	.88%	.92%	.96%	.96%
Net investment income (loss)(b)	.03%	.03%	(.09)%	(.21)%	.01%
Portfolio turnover rate	26%	23%	30%	27%	29%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.01%	.01%
See footnotes on page 93.

92

	CLASS Z
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$42.49	$40.98	$35.86	$32.93	$26.19

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	.02	(.01)	(.05)	.00 (c)
Net realized and unrealized gain on investment transactions	18.74	2.91	7.72	4.17	6.87
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	18.84	2.93	7.71	4.12	6.87

Less: Distributions
Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$59.52	$42.49	$40.98	$35.86	$32.93

Total Return
Total investment return based on net asset value(d)	45.19%	7.13%	23.01%	12.72%	26.29%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$107,956	$2,007	$990	$812	$64,060
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.78%	.84%	.91%	.91%	.93%
Expenses, before waivers/reimbursements(e)‡	.78%	.87%	.92%	.92%	.94%
Net investment income (loss)(b)	.18%	.04%	(.03)%	(.13)%	0%
Portfolio turnover rate	26%	23%	30%	27%	29%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.01%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to .01% and .01%, respectively.

93

AB Discovery Growth Fund

	CLASS A
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.74	$11.40	$12.41	$10.16	$8.58

Income From Investment Operations
Net investment loss(a)(b)	(.09)	(.06)	(.06)	(.05)	(.03	)†
Net realized and unrealized gain on investment transactions	4.58	2.11	.82	3.02	1.61
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.01	– 0 –

Net increase in net asset value from operations	4.49	2.05	.76	2.98	1.58

Less: Distributions
Distributions from net realized gain on investment transactions	(2.12)	(.71)	(1.77)	(.73)	– 0 –

Net asset value, end of period	$15.11	$12.74	$11.40	$12.41	$10.16

Total Return
Total investment return based on net asset value(d)*	37.21%+	19.40%	9.54%	30.56%	18.41	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,024,438	$795,559	$726,621	$713,181	$573,081
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.91%	.96%	.95%	.95%	.97%
Expenses, before waivers/reimbursements(e)	.91%	.96%	.95%	.96%	.99%
Net investment loss(b)	(.65)%	(.56)%	(.53)%	(.42)%	(.33	)%†
Portfolio turnover rate	75%	80%	69%	72%	70%

	CLASS C
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.76	$6.44	$7.93	$6.78	$5.77

Income From Investment Operations
Net investment loss(a)(b)	(.10)	(.08)	(.09)	(.09)	(.06	)†
Net realized and unrealized gain on investment transactions	2.31	1.11	.37	1.97	1.07
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.00 (c)	– 0 –

Net increase in net asset value from operations	2.21	1.03	.28	1.88	1.01

Less: Distributions
Distributions from net realized gain on investment transactions	(2.12)	(.71)	(1.77)	(.73)	– 0 –

Net asset value, end of period	$6.85	$6.76	$6.44	$7.93	$6.78

Total Return
Total investment return based on net asset value(d)*	36.23%	18.43%	8.72%	29.51%	17.50	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,132	$34,650	$43,545	$42,670	$36,692
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.68%	1.73%	1.72%	1.72%	1.74%
Expenses, before waivers/reimbursements(e)	1.68%	1.73%	1.73%	1.73%	1.76%
Net investment loss(b)	(1.42)%	(1.33)%	(1.31)%	(1.19)%	(1.06	)%†
Portfolio turnover rate	75%	80%	69%	72%	70%
See footnotes on page 97.

94

	ADVISOR CLASS
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.88	$12.33	$13.26	$10.78	$9.09

Income From Investment Operations
Net investment loss(a)(b)	(.07)	(.04)	(.04)	(.02)	(.01	)†
Net realized and unrealized gain on investment transactions	5.02	2.30	.90	3.22	1.70
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.01	– 0 –

Net increase in net asset value from operations	4.95	2.26	.86	3.21	1.69

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.02)	– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(2.12)	(.71)	(1.77)	(.73)	– 0 –

Total dividends and distributions	(2.12)	(.71)	(1.79)	(.73)	– 0 –

Net asset value, end of period	$16.71	$13.88	$12.33	$13.26	$10.78

Total Return
Total investment return based on net asset value(d)*	37.49%	19.65%	9.75%	30.96%	18.59	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,713,283	$1,253,607	$1,215,645	$1,140,555	$985,457
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.68%	.73%	.72%	.72%	.74%
Expenses, before waivers/reimbursements(e)	.68%	.73%	.72%	.73%	.76%
Net investment loss(b)	(.42)%	(.33)%	(.30)%	(.18)%	(.11	)%†
Portfolio turnover rate	75%	80%	69%	72%	70%

	CLASS R
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.69	$10.56	$11.69	$9.65	$8.18

Income From Investment Operations
Net investment loss(a)(b)	(.14)	(.10)	(.10)	(.09)	(.06	)†
Net realized and unrealized gain on investment transactions	4.18	1.94	.74	2.85	1.53
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.01	– 0 –

Net increase in net asset value from operations	4.04	1.84	.64	2.77	1.47

Less: Distributions
Distributions from net realized gain on investment transactions	(2.12)	(.71)	(1.77)	(.73)	– 0 –

Net asset value, end of period	$13.61	$11.69	$10.56	$11.69	$9.65

Total Return
Total investment return based on net asset value(d)*	36.65%+	18.93%	9.04%	29.98%	17.83	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,946	$25,040	$24,376	$20,777	$18,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.36%	1.38%	1.37%	1.37%	1.37%
Expenses, before waivers/reimbursements(e)	1.36%	1.39%	1.37%	1.38%	1.39%
Net investment loss(b)	(1.10)%	(.99)%	(.95)%	(.84)%	(.64	)%†
Portfolio turnover rate	75%	80%	69%	72%	70%
See footnotes on page 97.

95

	CLASS K
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.55	$11.25	$12.29	$10.08	$8.53

Income From Investment Operations
Net investment loss(a)(b)	(.11)	(.07)	(.07)	(.06)	(.04	)†
Net realized and unrealized gain on investment transactions	4.50	2.08	.80	2.99	1.59
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.01	– 0 –

Net increase in net asset value from operations	4.39	2.01	.73	2.94	1.55

Less: Distributions
Distributions from net realized gain on investment transactions	(2.12)	(.71)	(1.77)	(.73)	– 0 –

Net asset value, end of period	$14.82	$12.55	$11.25	$12.29	$10.08

Total Return
Total investment return based on net asset value(d)*	36.96%+	19.30%	9.37%	30.40%	18.17	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,252	$21,964	$21,997	$20,016	$17,262
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.07%	1.09%	1.08%	1.09%	1.11%
Expenses, before waivers/reimbursements(e)	1.07%	1.09%	1.09%	1.10%	1.12%
Net investment loss(b)	(.81)%	(.69)%	(.67)%	(.56)%	(.47	)%†
Portfolio turnover rate	75%	80%	69%	72%	70%

	CLASS I
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.70	$12.18	$13.12	$10.68	$9.01

Income From Investment Operations
Net investment loss(a)(b)	(.08)	(.04)	(.04)	(.02)	(.01	)†
Net realized and unrealized gain on investment transactions	4.96	2.27	.89	3.18	1.68
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.01	– 0 –

Net increase in net asset value from operations	4.88	2.23	.85	3.17	1.67

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.02)	– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(2.12)	(.71)	(1.77)	(.73)	– 0 –

Total dividends and distributions	(2.12)	(.71)	(1.79)	(.73)	– 0 –

Net asset value, end of period	$16.46	$13.70	$12.18	$13.12	$10.68

Total Return
Total investment return based on net asset value(d)*	37.47%	19.65%	9.75%	30.87%	18.54	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$604,487	$103,821	$115,079	$87,649	$128,235
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.74%	.75%	.75%	.74%	.74%
Expenses, before waivers/reimbursements(e)	.74%	.76%	.75%	.75%	.76%
Net investment loss(b)	(.53)%	(.35)%	(.33)%	(.16)%	(.07	)%†
Portfolio turnover rate	75%	80%	69%	72%	70%
See footnotes on page 97.

96

	CLASS Z
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.75	$12.21	$13.15	$10.70	$9.01

Income From Investment Operations
Net investment loss(a)(b)	(.06)	(.03)	(.03)	(.02)	(.01	)†
Net realized and unrealized gain on investment transactions	4.97	2.28	.89	3.19	1.70
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –
Capital contributions	– 0 –	– 0 –	– 0 –	.01	– 0 –

Net increase in net asset value from operations	4.91	2.25	.86	3.18	1.69

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.03)	– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(2.12)	(.71)	(1.77)	(.73)	– 0 –

Total dividends and distributions	(2.12)	(.71)	(1.80)	(.73)	– 0 –

Net asset value, end of period	$16.54	$13.75	$12.21	$13.15	$10.70

Total Return
Total investment return based on net asset value(d)*	37.55%	19.76%	9.82%	30.91%	18.76	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$941,592	$551,672	$594,902	$387,101	$241,185
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.64%	.66%	.66%	.66%	.68%
Expenses, before waivers/reimbursements(e)	.64%	.66%	.66%	.67%	.69%
Net investment loss(b)	(.39)%	(.26)%	(.24)%	(.15)%	(.11	)%†
Portfolio turnover rate	75%	80%	69%	72%	70%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2018 and July 31, 2017, such waiver amounted to .01% and .01%, respectively.

†	For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years’ custody out-of-pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

*
Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2019 and July 31, 2017 by .01% and .02%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund’s performance for the year ended July 31, 2018 by .07%.

+
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

97

AB Small Cap Growth Portfolio

	CLASS A
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$62.17	$57.21	$60.30	$49.25	$41.28

Income From Investment Operations
Net investment loss(a)(b)	(.62)	(.37)	(.36)	(.44)	(.38 )†
Net realized and unrealized gain on investment transactions	25.33	10.19	5.75	16.28	9.32
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase in net asset value from operations	24.71	9.82	5.39	15.84	8.94

Less: Distributions
Distributions from net realized gain on investment transactions	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Net asset value, end of period	$79.55	$62.17	$57.21	$60.30	$49.25

Total Return
Total investment return based on net asset value(d)*	41.15%+	18.86%+	12.63%	33.99%	22.05%†+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,090,466	$890,196	$621,553	$583,619	$465,188
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.09%	1.16%	1.15%	1.13%	1.17%
Expenses, before waivers/reimbursements(e)‡	1.09%	1.16%	1.16%	1.14%	1.19%
Net investment loss(b)	(.83)%	(.70)%	(.65)%	(.80)%	(.85 )%†
Portfolio turnover rate	74%	75%	70%	65%	66%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

	CLASS C
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$33.92	$33.67	$39.66	$34.08	$29.06

Income From Investment Operations
Net investment loss(a)(b)	(.61)	(.43)	(.47)	(.57)	(.45 )†
Net realized and unrealized gain on investment transactions	13.38	5.54	2.96	10.94	6.44
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase in net asset value from operations	12.77	5.11	2.49	10.37	5.99

Less: Distributions
Distributions from net realized gain on investment transactions	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Net asset value, end of period	$39.36	$33.92	$33.67	$39.66	$34.08

Total Return
Total investment return based on net asset value(d)*	40.11%+	17.99%+	11.79%	32.99%	21.15%†+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,790	$35,697	$35,256	$31,424	$27,343
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.84%	1.90%	1.91%	1.88%	1.93%
Expenses, before waivers/reimbursements(e)‡	1.84%	1.91%	1.91%	1.89%	1.95%
Net investment loss(b)	(1.59)%	(1.44)%	(1.40)%	(1.55)%	(1.46)%†
Portfolio turnover rate	74%	75%	70%	65%	66%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%
See footnotes on page 101.

98

	ADVISOR CLASS
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$69.65	$63.35	$65.62	$53.10	$44.33

Income From Investment Operations
Net investment loss(a)(b)	(.51)	(.27)	(.24)	(.33)	(.25 )†
Net realized and unrealized gain on investment transactions	28.53	11.43	6.46	17.64	9.99
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase in net asset value from operations	28.02	11.16	6.22	17.31	9.74

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.01)	– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Total dividends and distributions	(7.33)	(4.86)	(8.49)	(4.79)	(.97)

Net asset value, end of period	$90.34	$69.65	$63.35	$65.62	$53.10

Total Return
Total investment return based on net asset value(d)*	41.51%+	19.16%+	12.93%	34.30%	22.34%†+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,165,454	$1,051,243	$611,919	$414,913	$309,330
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.84%	.91%	.91%	.88%	.93%
Expenses, before waivers/reimbursements(e)‡	.84%	.91%	.91%	.89%	.94%
Net investment loss(b)	(.60)%	(.46)%	(.41)%	(.55)%	(.52 )%†
Portfolio turnover rate	74%	75%	70%	65%	66%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

	CLASS R
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$59.19	$54.90	$58.45	$48.05	$40.44

Income From Investment Operations
Net investment loss(a)(b)	(.88)	(.54)	(.54)	(.64)	(.47 )†
Net realized and unrealized gain on investment transactions	24.05	9.69	5.47	15.83	9.05
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase in net asset value from operations	23.17	9.15	4.93	15.19	8.58

Less: Distributions
Distributions from net realized gain on investment transactions	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Net asset value, end of period	$75.03	$59.19	$54.90	$58.45	$48.05

Total Return
Total investment return based on net asset value(d)*	40.59%+	18.42%+	12.20%	33.45%	21.61%†+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,326	$29,374	$30,459	$33,088	$33,842
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.49%	1.54%	1.53%	1.53%	1.51%
Expenses, before waivers/reimbursements(e)‡	1.49%	1.54%	1.54%	1.55%	1.53%
Net investment loss(b)	(1.24)%	(1.07)%	(1.03)%	(1.20)%	(1.08)%†
Portfolio turnover rate	74%	75%	70%	65%	66%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%
See footnotes on page 101.

99

	CLASS K
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$64.23	$58.90	$61.77	$50.33	$42.18

Income From Investment Operations
Net investment loss(a)(b)	(.62)	(.34)	(.33)	(.42)	(.30 )†
Net realized and unrealized gain on investment transactions	26.22	10.53	5.94	16.65	9.42
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase in net asset value from operations	25.60	10.19	5.61	16.23	9.12

Less: Distributions
Distributions from net realized gain on investment transactions	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Net asset value, end of period	$82.50	$64.23	$58.90	$61.77	$50.33

Total Return
Total investment return based on net asset value(d)*	41.22%+	18.96%+	12.71%	34.04%	22.00%†+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$121,057	$43,699	$43,284	$42,228	$40,370
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.03%	1.08%	1.09%	1.09%	1.20%
Expenses, before waivers/reimbursements(e)‡	1.03%	1.09%	1.09%	1.11%	1.22%
Net investment loss(b)	(.80)%	(.62)%	(.59)%	(.76)%	(.67 )%†
Portfolio turnover rate	74%	75%	70%	65%	66%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

	CLASS I
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$69.27	$63.03	$65.33	$52.89	$44.15

Income From Investment Operations
Net investment loss(a)(b)	(.49)	(.26)	(.24)	(.34)	(.24 )†
Net realized and unrealized gain on investment transactions	28.34	11.36	6.43	17.57	9.95
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase in net asset value from operations	27.85	11.10	6.19	17.23	9.71

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.01)	– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Total dividends and distributions	(7.33)	(4.86)	(8.49)	(4.79)	(.97)

Net asset value, end of period	$89.79	$69.27	$63.03	$65.33	$52.89

Total Return
Total investment return based on net asset value(d)*	41.48%+	19.17%+	12.93%	34.29%	22.36%†+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$824,332	$614,788	$494,931	$448,949	$319,437
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.84%	.90%	.90%	.89%	.91%
Expenses, before waivers/reimbursements(e)‡	.84%	.90%	.90%	.91%	.93%
Net investment loss(b)	(.59)%	(.44)%	(.40)%	(.57)%	(.51 )%†
Portfolio turnover rate	74%	75%	70%	65%	66%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%
See footnotes on page 101.

100

	CLASS Z
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$69.68	$63.31	$65.54	$53.00	$44.20

Income From Investment Operations
Net investment loss(a)(b)	(.43)	(.21)	(.19)	(.28)	(.23 )†
Net realized and unrealized gain on investment transactions	28.54	11.44	6.46	17.61	10.00
Contributions from Affiliates	– 0 –	– 0 –	.00 (c)	– 0 –	– 0 –

Net increase in net asset value from operations	28.11	11.23	6.27	17.33	9.77

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.02)	– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Total dividends and distributions	(7.33)	(4.86)	(8.50)	(4.79)	(.97)

Net asset value, end of period	$90.46	$69.68	$63.31	$65.54	$53.00

Total Return
Total investment return based on net asset value(d)	41.62%+	19.29%+	13.03%	34.42%	22.47%†+

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,118,142	$473,742	$299,807	$153,533	$98,090
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.75%	.81%	.81%	.80%	.82%
Expenses, before waivers/reimbursements(e)‡	.75%	.81%	.82%	.81%	.83%
Net investment loss(b)	(.51)%	(.36)%	(.32)%	(.48)%	(.49 )%†
Portfolio turnover rate	74%	75%	70%	65%	66%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2018 and July 31, 2017, such waiver amounted to .01% and .02%, respectively.

†	For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years’ custody out-of-pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.01%	.01%

*
Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2019, July 31, 2018 and July 31, 2017 by .01%, .03% and .03%, respectively.

+
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

101

AB Select US Equity Portfolio

	CLASS A
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$16.19	$16.81	$17.15	$16.54	$14.70

Income From Investment Operations
Net investment income (loss)(a)(b)	(.03)	.05	.05	.05	.06
Net realized and unrealized gain on investment and foreign currency transactions	6.76	.68	1.32	2.39	2.32
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	6.73	.73	1.37	2.44	2.38

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.07)	(.05)	(.03)	– 0 –
Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Total dividends and distributions	(.60)	(1.35)	(1.71)	(1.83)	(.54)

Net asset value, end of period	$22.32	$16.19	$16.81	$17.15	$16.54

Total Return
Total investment return based on net asset value(d)*	42.31%	4.18%	9.08%	15.03%	16.47%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,875	$11,699	$10,765	$12,060	$11,694
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.51%	1.53%	1.50%	1.45%	1.45%
Expenses, before waivers/reimbursements(e)†	1.51%	1.53%	1.50%	1.46%	1.45%
Net investment income (loss)(b)	(.13)%	.28%	.28%	.31%	.37%
Portfolio turnover rate	148%	183%	209%	236%	292%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00%	.02%	.02%	.02%

	CLASS C
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.07	$15.78	$16.28	$15.87	$14.23

Income From Investment Operations
Net investment loss(a)(b)	(.16)	(.07)	(.07)	(.07)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	6.26	.64	1.23	2.28	2.23
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	6.10	.57	1.16	2.21	2.18

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Net asset value, end of period	$20.57	$15.07	$15.78	$16.28	$15.87

Total Return
Total investment return based on net asset value(d)*	41.25%	3.36%	8.27%	14.19%	15.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,319	$8,437	$11,463	$12,825	$10,647
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	2.26%	2.27%	2.25%	2.21%	2.20%
Expenses, before waivers/reimbursements(e)†	2.27%	2.28%	2.25%	2.21%	2.21%
Net investment loss(b)	(.88)%	(.45)%	(.47)%	(.45)%	(.33)%
Portfolio turnover rate	148%	183%	209%	236%	292%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00%	.02%	.02%	.02%
See footnotes on page 105.

102

	ADVISOR CLASS
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$16.17	$16.78	$17.14	$16.53	$14.73

Income From Investment Operations
Net investment income(a)(b)	.03	.09	.09	.10	.10
Net realized and unrealized gain on investment and foreign currency transactions	6.74	.69	1.31	2.38	2.33
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	6.77	.78	1.40	2.48	2.43

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.11)	(.10)	(.07)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Total dividends and distributions	(.62)	(1.39)	(1.76)	(1.87)	(.63)

Net asset value, end of period	$22.32	$16.17	$16.78	$17.14	$16.53

Total Return
Total investment return based on net asset value(d)*	42.63%	4.44%	9.34%	15.33%	16.82%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$181,782	$172,643	$196,566	$186,570	$239,659
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.26%	1.27%	1.25%	1.20%	1.20%
Expenses, before waivers/reimbursements(e)†	1.26%	1.27%	1.25%	1.21%	1.20%
Net investment income(b)	.13%	.54%	.53%	.56%	.67%
Portfolio turnover rate	148%	183%	209%	236%	292%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00%	.02%	.02%	.02%

	CLASS R
	Year Ended June 30,
	2021	2020	2019		2018	2017
Net asset value, beginning of period	$15.73	$16.37	$16.76		$16.22	$14.48

Income From Investment Operations
Net investment income (loss)(a)(b)	(.08)	.00 (c)	(.00	)(c)	.00 (c)	.02
Net realized and unrealized gain on investment and foreign currency transactions	6.55	.67	1.28		2.34	2.28
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –		– 0 –	– 0 –

Net increase in net asset value from operations	6.47	.67	1.28		2.34	2.30

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.03)	(.01)		– 0 –	(.02)
Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)		(1.80)	(.54)

Total dividends and distributions	(.60)	(1.31)	(1.67)		(1.80)	(.56)

Net asset value, end of period	$21.60	$15.73	$16.37		$16.76	$16.22

Total Return
Total investment return based on net asset value(d)*	41.95%	3.87%	8.77%		14.71%	16.14%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54	$23	$19		$17	$16
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.80%	1.80%	1.78%		1.76%	1.74%
Expenses, before waivers/reimbursements(e)†	1.88%	1.86%	1.78%		1.76%	1.74%
Net investment income (loss)(b)	(.43)%	.01%	(.02)%		.01%	.12%
Portfolio turnover rate	148%	183%	209%		236%	292%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00%	.02%		.02%	.02%
See footnotes on page 105.

103

	CLASS K
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.99	$16.59	$16.92	$16.33	$14.56

Income From Investment Operations
Net investment income (loss)(a)(b)	(.03)	.04	.03	.04	.05
Net realized and unrealized gain on investment and foreign currency transactions	6.66	.68	1.30	2.35	2.29
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	6.63	.72	1.33	2.39	2.34

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.04)	– 0 –	– 0 –	(.03)
Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Total dividends and distributions	(.60)	(1.32)	(1.66)	(1.80)	(.57)

Net asset value, end of period	$22.02	$15.99	$16.59	$16.92	$16.33

Total Return
Total investment return based on net asset value(d)*	42.28%	4.16%	8.99%	14.94%	16.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,404	$1,028	$875	$2,806	$2,636
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.55%	1.55%	1.55%	1.54%	1.55%
Expenses, before waivers/reimbursements(e)†	1.69%	1.70%	1.66%	1.63%	1.62%
Net investment income (loss)(b)	(.17)%	.26%	.18%	.22%	.32%
Portfolio turnover rate	148%	183%	209%	236%	292%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00%	.02%	.02%	.02%

	CLASS I
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.99	$16.60	$16.97	$16.38	$14.61

Income From Investment Operations
Net investment income(a)(b)	.02	.09	.09	.10	.11
Net realized and unrealized gain on investment and foreign currency transactions	6.67	.68	1.30	2.36	2.29
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	6.69	.77	1.39	2.46	2.40

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.10)	(.10)	(.07)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Total dividends and distributions	(.62)	(1.38)	(1.76)	(1.87)	(.63)

Net asset value, end of period	$22.06	$15.99	$16.60	$16.97	$16.38

Total Return
Total investment return based on net asset value(d)*	42.62%	4.45%	9.38%	15.35%	16.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,340	$4,244	$5,401	$39,104	$15,121
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.26%	1.26%	1.23%	1.21%	1.19%
Expenses, before waivers/reimbursements(e)†	1.26%	1.27%	1.24%	1.22%	1.19%
Net investment income(b)	.13%	.56%	.55%	.57%	.72%
Portfolio turnover rate	148%	183%	209%	236%	292%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00%	.02%	.02%	.02%
See footnotes on page 105.

104

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return for a period of less than one year is not annualized.

(e)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2017, such waiver amounted to 0.01%.

*
Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended June 30, 2020 and June 30, 2018 by 0.03% and 0.02%, respectively.

105

AB Select US Long/Short Portfolio

	CLASS A
	Year Ended June 30,
	2021	2020	2019		2018	2017
Net asset value, beginning of period	$12.48	$12.54	$12.86		$12.28	$11.40

Income From Investment Operations
Net investment income (loss)(a)(b)	(.12)	(.04)	(.00	)(c)	(.04)	(.09)
Net realized and unrealized gain on investment and foreign currency transactions	3.14	.42	.69		1.26	.97
Contributions from Affiliates	.00 (c)	.00 (c)	– 0 –		.00 (c)	– 0 –

Net increase in net asset value from operations	3.02	.38	.69		1.22	.88

Less: Distributions
Distributions from net realized gain on investment transactions	(.59)	(.44)	(1.01)		(.64)	– 0 –

Net asset value, end of period	$14.91	$12.48	$12.54		$12.86	$12.28

Total Return
Total investment return based on net asset value(d)*	24.80%	3.11%	5.93%		10.10%	7.72%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111,374	$83,866	$89,337		$92,102	$113,847
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	1.86%	1.91%	1.91%		1.88%	2.11%
Expenses, before waivers/reimbursements(e)(f)‡	1.88%	1.94%	1.94%		1.94%	2.18%
Net investment income (loss)(b)	(.90)%	(.28)%	(.00	)%(g)	(.30)%	(.77)%
Portfolio turnover rate (excluding securities sold short)	181%	191%	253%		291%	295%
Portfolio turnover rate (including securities sold short)	181%	207%	266%		346%	528%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.04%	.04%		.07%	.08%

	CLASS C
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.68	$11.85	$12.30	$11.86	$11.09

Income From Investment Operations
Net investment loss(a)(b)	(.21)	(.12)	(.09)	(.13)	(.18)
Net realized and unrealized gain on investment and foreign currency transactions	2.94	.39	.65	1.21	.95
Contributions from Affiliates	.00 (c)	.00 (c)	– 0 –	.00 (c)	– 0 –

Net increase in net asset value from operations	2.73	.27	.56	1.08	.77

Less: Distributions
Distributions from net realized gain on investment transactions	(.59)	(.44)	(1.01)	(.64)	– 0 –

Net asset value, end of period	$13.82	$11.68	$11.85	$12.30	$11.86

Total Return
Total investment return based on net asset value(d)*	23.91%	2.25%	5.11%	9.34%	6.94%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,740	$64,205	$86,097	$98,333	$111,027
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	2.61%	2.66%	2.66%	2.63%	2.86%
Expenses, before waivers/reimbursements(e)(f)‡	2.63%	2.69%	2.69%	2.69%	2.94%
Net investment loss(b)	(1.65)%	(1.01)%	(.76)%	(1.05)%	(1.53)%
Portfolio turnover rate (excluding securities sold short)	181%	191%	253%	291%	295%
Portfolio turnover rate (including securities sold short)	181%	207%	266%	346%	528%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.04%	.04%	.07%	.08%
See footnotes on page 109.

106

	ADVISOR CLASS
	Year Ended June 30,
	2021	2020		2019	2018	2017
Net asset value, beginning of period	$12.74	$12.78		$13.06	$12.43	$11.51

Income From Investment Operations
Net investment income (loss)(a)(b)	(.09)	(.00	)(c)	.03	(.01)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	3.23	.42		.70	1.28	.98
Contributions from Affiliates	.00 (c)	.00	(c)	– 0 –	.00 (c)	– 0 –

Net increase in net asset value from operations	3.14	.42		.73	1.27	.92

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.02)		– 0 –	– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(.59)	(.44)		(1.01)	(.64)	– 0 –

Total dividends and distributions	(.59)	(.46)		(1.01)	(.64)	– 0 –

Net asset value, end of period	$15.29	$12.74		$12.78	$13.06	$12.43

Total Return
Total investment return based on net asset value(d)*	25.17%	3.27%		6.24%	10.39%	7.99%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,202,820	$876,972		$902,381	$762,575	$692,136
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	1.61%	1.66%		1.66%	1.64%	1.86%
Expenses, before waivers/reimbursements(e)(f)‡	1.63%	1.69%		1.69%	1.69%	1.94%
Net investment income (loss)(b)	(.65)%	(.03)%		.24%	(.04)%	(.53)%
Portfolio turnover rate (excluding securities sold short)	181%	191%		253%	291%	295%
Portfolio turnover rate (including securities sold short)	181%	207%		266%	346%	528%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.04%		.04%	.07%	.08%

	CLASS R
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.20	$12.30	$12.67	$12.14	$11.30

Income From Investment Operations
Net investment loss(a)(b)	(.16)	(.06)	(.03)	(.07)	(.13)
Net realized and unrealized gain on investment and foreign currency transactions	3.08	.40	.67	1.24	.97
Contributions from Affiliates	.00 (c)	.00 (c)	– 0 –	.00 (c)	– 0 –

Net increase in net asset value from operations	2.92	.34	.64	1.17	.84

Less: Distributions
Distributions from net realized gain on investment transactions	(.59)	(.44)	(1.01)	(.64)	– 0 –

Net asset value, end of period	$14.53	$12.20	$12.30	$12.67	$12.14

Total Return
Total investment return based on net asset value(d)*	24.55%	2.75%	5.69%	9.80%	7.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$293	$213	$283	$455	$391
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	2.13%	2.16%	2.16%	2.15%	2.44%
Expenses, before waivers/reimbursements(e)(f)‡	2.18%	2.20%	2.34%	2.38%	2.56%
Net investment loss(b)	(1.17)%	(.51)%	(.28)%	(.55)%	(1.09)%
Portfolio turnover rate (excluding securities sold short)	181%	191%	253%	291%	295%
Portfolio turnover rate (including securities sold short)	181%	207%	266%	346%	528%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.04%	.04%	.07%	.08%
See footnotes on page 109.

107

	CLASS K
	Year Ended June 30,
	2021	2020	2019		2018	2017
Net asset value, beginning of period	$12.48	$12.54	$12.86		$12.28	$11.40

Income From Investment Operations
Net investment income (loss)(a)(b)	(.12)	(.04)	(.00	)(c)	(.04)	(.10)
Net realized and unrealized gain on investment and foreign currency transactions	3.15	.42	.69		1.26	.98
Contributions from Affiliates	.00 (c)	.00 (c)	– 0 –		.00 (c)	– 0 –

Net increase in net asset value from operations	3.03	.38	.69		1.22	.88

Less: Distributions
Distributions from net realized gain on investment transactions	(.59)	(.44)	(1.01)		(.64)	– 0 –

Net asset value, end of period	$14.92	$12.48	$12.54		$12.86	$12.28

Total Return
Total investment return based on net asset value(d)*	24.80%	3.11%	5.93%		10.10%	7.72%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15	$12	$13		$13	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	1.83%	1.92%	1.92%		1.90%	2.14%
Expenses, before waivers/reimbursements(e)(f)‡	1.85%	1.96%	2.05%		2.05%	2.23%
Net investment loss(b)	(.86)%	(.31)%	(.02)%		(.32)%	(.83)%
Portfolio turnover rate (excluding securities sold short)	181%	191%	253%		291%	295%
Portfolio turnover rate (including securities sold short)	181%	207%	266%		346%	528%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.04%	.04%		.07%	.08%

	CLASS I
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.78	$12.81	$13.09	$12.45	$11.52

Income From Investment Operations
Net investment income (loss)(a)(b)	(.09)	.00 (c)	.04	.00 (c)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	3.23	.44	.69	1.28	.99
Contributions from Affiliates	.00 (c)	.00 (c)	– 0 –	.00 (c)	– 0 –

Net increase in net asset value from operations	3.14	.44	.73	1.28	.93

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.03)	– 0 –	– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(.59)	(.44)	(1.01)	(.64)	– 0 –

Total dividends and distributions	(.59)	(.47)	(1.01)	(.64)	– 0 –

Net asset value, end of period	$15.33	$12.78	$12.81	$13.09	$12.45

Total Return
Total investment return based on net asset value(d)*	25.17%	3.37%	6.22%	10.46%	8.07%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,385	$16,674	$18,422	$13,299	$11,749
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	1.60%	1.62%	1.61%	1.58%	1.82%
Expenses, before waivers/reimbursements(e)(f)‡	1.62%	1.66%	1.65%	1.64%	1.90%
Net investment income (loss)(b)	(.64)%	.01%	.31%	.01%	(.49)%
Portfolio turnover rate (excluding securities sold short)	181%	191%	253%	291%	295%
Portfolio turnover rate (including securities sold short)	181%	207%	266%	346%	528%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.02%	.04%	.04%	.07%	.08%
See footnotes on page 109.

108

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude non-operating expenses:

	Year Ended June 30,
	2021	2020	2019	2018	2017
Class A
Net of waivers/reimbursements	1.85%	1.86%	1.85%	1.83%	1.94%
Before waivers/reimbursements	1.88%	1.89%	1.89%	1.88%	2.01%
Class C
Net of waivers/reimbursements	2.60%	2.60%	2.60%	2.58%	2.69%
Before waivers/reimbursements	2.63%	2.64%	2.64%	2.64%	2.76%
Advisor Class
Net of waivers/reimbursements	1.60%	1.61%	1.61%	1.58%	1.68%
Before waivers/reimbursements	1.63%	1.64%	1.64%	1.64%	1.76%
Class R
Net of waivers/reimbursements	2.13%	2.11%	2.12%	2.09%	2.28%
Before waivers/reimbursements	2.18%	2.15%	2.29%	2.33%	2.40%
Class K
Net of waivers/reimbursements	1.83%	1.87%	1.86%	1.84%	1.98%
Before waivers/reimbursements	1.85%	1.91%	2.00%	2.00%	2.08%
Class I
Net of waivers/reimbursements	1.60%	1.57%	1.55%	1.53%	1.64%
Before waivers/reimbursements	1.62%	1.61%	1.59%	1.59%	1.72%

(f)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2021, June 30, 2020, June 30, 2019, June 30, 2018 and June 30, 2017, such waiver amounted to .03%, .04%, .03%, .06% and .07%, respectively.

(g)	Less than 0.005%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended June 30, 2020 by .03%.

109

AB Sustainable Global Thematic Fund

	CLASS A Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$142.42	$118.20	$120.08	$107.51	$91.49

Income From Investment Operations
Net investment income (loss)(a)(b)	(.92)	(.46)	(.03)	.07	(.16 )†
Net realized and unrealized gain on investment and foreign currency transactions	49.90	28.37	6.33	11.63	19.65
Capital contributions	– 0 –	– 0 –	– 0 –	.87	– 0 –

Net increase in net asset value from operations	48.98	27.91	6.30	12.57	19.49

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.97)	– 0 –	(3.46)
Distributions from net realized gain on investment transactions	(11.52)	(3.69)	(7.21)	– 0 –	– 0 –
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.01)

Total dividends and distributions	(11.52)	(3.69)	(8.18)	– 0 –	(3.47)

Net asset value, end of period	$179.88	$142.42	$118.20	$120.08	$107.51

Total Return
Total investment return based on net asset value(c)*	35.76%	24.22%	6.48%	11.69%	22.26%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$925,129	$699,723	$609,083	$627,185	$600,512
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.18%	1.25%	1.26%	1.29%	1.41%
Expenses, before waivers/reimbursements(d)‡	1.18%	1.26%	1.26%	1.30%	1.43%
Net investment income (loss)(b)	(.57)%	(.38)%	(.03)%	.06%	(.17 )%†
Portfolio turnover rate	35%	37%	42%	23%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

	CLASS C
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$113.84	$95.89	$99.07	$89.37	$76.67

Income From Investment Operations
Net investment loss(a)(b)	(1.65)	(1.10)	(.73)	(.66)	(.74 )†
Net realized and unrealized gain on investment and foreign currency transactions	39.31	22.74	5.04	9.64	16.37
Capital contributions	– 0 –	– 0 –	– 0 –	.72	– 0 –

Net increase in net asset value from operations	37.66	21.64	4.31	9.70	15.63

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.28)	– 0 –	(2.92)
Distributions from net realized gain on investment transactions	(11.52)	(3.69)	(7.21)	– 0 –	– 0 –
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.01)

Total dividends and distributions	(11.52)	(3.69)	(7.49)	– 0 –	(2.93)

Net asset value, end of period	$139.98	$113.84	$95.89	$99.07	$89.37

Total Return
Total investment return based on net asset value(c)*	34.73%	23.29%	5.67%	10.85%	21.34%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,293	$17,436	$18,846	$24,636	$22,709
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.93%	2.01%	2.01%	2.04%	2.19%
Expenses, before waivers/reimbursements(d)‡	1.93%	2.01%	2.02%	2.05%	2.21%
Net investment loss(b)	(1.29)%	(1.14)%	(.80)%	(.69)%	(.95 )%†
Portfolio turnover rate	35%	37%	42%	23%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%
See footnotes on page 113.

110

	ADVISOR CLASS Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$152.16	$125.72	$127.20	$113.60	$96.54

Income From Investment Operations
Net investment income (loss)(a)(b)	(.49)	(.18)	.29	.53	.10 †
Net realized and unrealized gain on investment and foreign currency transactions	53.40	30.31	6.73	12.15	20.73
Capital contributions	– 0 –	– 0 –	– 0 –	.92	– 0 –

Net increase in net asset value from operations	52.91	30.13	7.02	13.60	20.83

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0 –	(1.29)	– 0 –	(3.76)
Distributions from net realized gain on investment transactions	(11.52)	(3.69)	(7.21)	– 0 –	– 0 –
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.01)

Total dividends and distributions	(11.76)	(3.69)	(8.50)	– 0 –	(3.77)

Net asset value, end of period	$193.31	$152.16	$125.72	$127.20	$113.60

Total Return
Total investment return based on net asset value(c)*	36.11%	24.53%	6.75%	11.97%	22.56%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,360,500	$592,942	$384,638	$314,797	$154,499
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.93%	1.00%	1.01%	1.03%	1.16%
Expenses, before waivers/reimbursements(d)‡	.93%	1.01%	1.01%	1.04%	1.18%
Net investment income (loss)(b)	(.28)%	(.14)%	.24%	.43%	.09%†
Portfolio turnover rate	35%	37%	42%	23%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

	CLASS R Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$140.03	$116.68	$118.43	$106.35	$90.58

Income From Investment Operations
Net investment loss(a)(b)	(1.56)	(.88)	(.38)	(.27)	(.36 )†
Net realized and unrealized gain on investment and foreign currency transactions	48.94	27.92	6.27	11.49	19.45
Capital contributions	– 0 –	– 0 –	– 0 –	.86	– 0 –

Net increase in net asset value from operations	47.38	27.04	5.89	12.08	19.09

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.43)	– 0 –	(3.31)
Distributions from net realized gain on investment transactions	(11.52)	(3.69)	(7.21)	– 0 –	– 0 –
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.01)

Total dividends and distributions	(11.52)	(3.69)	(7.64)	– 0 –	(3.32)

Net asset value, end of period	$175.89	$140.03	$116.68	$118.43	$106.35

Total Return
Total investment return based on net asset value(c)*	35.19%	23.76%	6.13%	11.36%	21.99%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,363	$3,306	$3,313	$3,365	$3,099
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.58%	1.61%	1.59%	1.58%	1.64%
Expenses, before waivers/reimbursements(d)‡	1.59%	1.61%	1.60%	1.60%	1.65%
Net investment loss(b)	(.98)%	(.74)%	(.34)%	(.23)%	(.39 )%†
Portfolio turnover rate	35%	37%	42%	23%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%
See footnotes on page 113.

111

	CLASS K
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$145.66	$120.86	$122.65	$109.83	$93.46

Income From Investment Operations
Net investment loss(a)(b)	(1.11)	(.53)	(.02)	(.20)	(.07 )†
Net realized and unrealized gain on investment and foreign currency transactions	51.07	29.02	6.45	12.13	20.07
Capital contributions	– 0 –	– 0 –	– 0 –	.89	– 0 –

Net increase in net asset value from operations	49.96	28.49	6.43	12.82	20.00

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(1.01)	– 0 –	(3.62)
Distributions from net realized gain on investment transactions	(11.52)	(3.69)	(7.21)	– 0 –	– 0 –
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.01)

Total dividends and distributions	(11.52)	(3.69)	(8.22)	– 0 –	(3.63)

Net asset value, end of period	$184.10	$145.66	$120.86	$122.65	$109.83

Total Return
Total investment return based on net asset value(c)*	35.63%	24.15%	6.45%	11.67%	22.38%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,387	$4,466	$3,867	$2,803	$11,481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.28%	1.30%	1.28%	1.29%	1.33%
Expenses, before waivers/reimbursements(d)‡	1.28%	1.31%	1.29%	1.31%	1.34%
Net investment loss(b)	(.67)%	(.43)%	(.02)%	(.17)%	(.08 )%†
Portfolio turnover rate	35%	37%	42%	23%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

	CLASS I
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$152.73	$126.13	$127.62	$113.85	$96.70

Income From Investment Operations
Net investment income (loss)(a)(b)	(.54)	(.13)	.54	.67	.32 †
Net realized and unrealized gain on investment and foreign currency transactions	53.66	30.42	6.61	12.18	20.77
Capital contributions	– 0 –	– 0 –	– 0 –	.92	– 0 –

Net increase in net asset value from operations	53.12	30.29	7.15	13.77	21.09

Less: Dividends and Distributions
Dividends from net investment income	(.29)	– 0 –	(1.43)	– 0 –	(3.93)
Distributions from net realized gain on investment transactions	(11.52)	(3.69)	(7.21)	– 0 –	– 0 –
Return of capital	– 0 –	– 0 –	– 0 –	– 0 –	(.01)

Total dividends and distributions	(11.81)	(3.69)	(8.64)	– 0 –	(3.94)

Net asset value, end of period	$194.04	$152.73	$126.13	$127.62	$113.85

Total Return
Total investment return based on net asset value(c)*	36.12%	24.57%	6.85%	12.09%	22.86%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,716	$15,441	$9,208	$2,279	$802
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.92%	.97%	.93%	.93%	.94%
Expenses, before waivers/reimbursements(d)‡	.92%	.97%	.93%	.95%	.96%
Net investment income (loss)(b)	(.31)%	(.10)%	.45%	.54%	.32%†
Portfolio turnover rate	35%	37%	42%	23%	65%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%
See footnotes on page 113.

112

	CLASS Z
	July 27, 2021(e) to July 31, 2021
Net asset value, beginning of period	$178.52

Income From Investment Operations
Net investment loss(a)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	1.39

Net increase in net asset value from operations	1.37

Net asset value, end of period	$179.89

Total Return
Total investment return based on net asset value(c)	.77%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements‡	.73	%^
Expenses, before waivers/reimbursements‡	.73	%^
Net investment loss	(.73	)%^
Portfolio turnover rate	35%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00	%^

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2020, July 31, 2018 and July 31, 2017, such waiver amounted to .01%, .01% and .02%, respectively.

(e)	Commencement of distributions.

†	For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years’ custody out-of-pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.02	.03%	.03%

*	Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund’s performance for the year ended July 31, 2018 by .77%.

^	Annualized.

113

AB Sustainable International Thematic Fund

	CLASS A
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.76	$16.45	$18.61	$17.77	$15.36

Income From Investment Operations
Net investment income (loss)(a)(b)	(.03)	(.05)	.02	.09	(.00	)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.18	1.56	(.14)	.75	2.52

Net increase (decrease) in net asset value from operations	6.15	1.51	(.12)	.84	2.52

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	– 0 –	– 0 –	(.11)
Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0 –	– 0 –

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0 –	(.11)

Net asset value, end of period	$23.53	$17.76	$16.45	$18.61	$17.77

Total Return
Total investment return based on net asset value(d)	34.79%	9.19%	1.03%	4.73%	16.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$215,976	$164,508	$175,100	$205,869	$231,141
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.19%	1.33%	1.44%	1.39%	1.42%
Expenses, before waivers/reimbursements(e)†	1.19%	1.34%	1.45%	1.40%	1.43%
Net investment income (loss)(b)	(.14)%	(.31)%	.14%	.46%	(.02)%
Portfolio turnover rate	33%	37%	45%	36%	27%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.01%	.01%

	CLASS C
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.15	$14.17	$16.47	$15.84	$13.69

Income From Investment Operations
Net investment loss(a)(b)	(.17)	(.16)	(.11)	(.08)	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.26	1.34	(.15)	.71	2.30

Net increase (decrease) in net asset value from operations	5.09	1.18	(.26)	.63	2.15

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	– 0 –	– 0 –	– 0 –
Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0 –	– 0 –

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0 –	– 0 –

Net asset value, end of period	$19.86	$15.15	$14.17	$16.47	$15.84

Total Return
Total investment return based on net asset value(d)	33.77%	8.34%	.26%*	3.98%*	15.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,793	$2,643	$4,736	$8,621	$14,278
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.94%	2.09%	2.19%	2.14%	2.20%
Expenses, before waivers/reimbursements(e)†	1.95%	2.09%	2.20%	2.16%	2.20%
Net investment loss(b)	(.93)%	(1.10)%	(.74)%	(.46)%	(1.03)%
Portfolio turnover rate	33%	37%	45%	36%	27%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.01%	.01%
See footnotes on page 117.

114

	ADVISOR CLASS
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.27	$16.87	$18.99	$18.08	$15.63

Income From Investment Operations
Net investment income(a)(b)	.05	.01	.11	.14	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.34	1.59	(.19)	.77	2.56

Net increase (decrease) in net asset value from operations	6.39	1.60	(.08)	.91	2.60

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	– 0 –	– 0 –	(.15)
Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0 –	– 0 –

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0 –	(.15)

Net asset value, end of period	$24.28	$18.27	$16.87	$18.99	$18.08

Total Return
Total investment return based on net asset value(d)	35.13%	9.50%	1.23%*	5.03%*	16.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$567,611	$223,606	$89,254	$44,697	$41,582
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.94%	1.07%	1.19%	1.14%	1.17%
Expenses, before waivers/reimbursements(e)†	.94%	1.08%	1.20%	1.15%	1.18%
Net investment income(b)	.24%	.04%	.68%	.73%	.22%
Portfolio turnover rate	33%	37%	45%	36%	27%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.01%	.01%

	CLASS R
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.30	$16.09	$18.31	$17.53	$15.15

Income From Investment Operations
Net investment income (loss)(a)(b)	(.13)	(.11)	(.03)	.01	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.03	1.52	(.15)	.77	2.49

Net increase (decrease) in net asset value from operations	5.90	1.41	(.18)	.78	2.44

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	– 0 –	– 0 –	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0 –	– 0 –

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0 –	(.06)

Net asset value, end of period	$22.82	$17.30	$16.09	$18.31	$17.53

Total Return
Total investment return based on net asset value(d)	34.26%	8.77%	.69%*	4.45%*	16.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,137	$4,976	$7,067	$9,234	$11,659
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.62%	1.69%	1.75%	1.70%	1.71%
Expenses, before waivers/reimbursements(e)†	1.63%	1.70%	1.76%	1.72%	1.72%
Net investment income (loss)(b)	(.61)%	(.68)%	(.18)%	.08%	(.33)%
Portfolio turnover rate	33%	37%	45%	36%	27%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.01%	.01%
See footnotes on page 117.

115

	CLASS K
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.65	$16.36	$18.52	$17.68	$15.29

Income From Investment Operations
Net investment income (loss)(a)(b)	(.07)	(.06)	.02	.12	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.16	1.55	(.14)	.72	2.50

Net increase (decrease) in net asset value from operations	6.09	1.49	(.12)	.84	2.51

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	– 0 –	– 0 –	(.12)
Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0 –	– 0 –

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0 –	(.12)

Net asset value, end of period	$23.36	$17.65	$16.36	$18.52	$17.68

Total Return
Total investment return based on net asset value(d)	34.66%	9.12%	1.03%	4.75%	16.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,520	$7,609	$6,376	$7,391	$5,605
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.31%	1.38%	1.44%	1.40%	1.40%
Expenses, before waivers/reimbursements(e)†	1.32%	1.39%	1.45%	1.42%	1.41%
Net investment income (loss)(b)	(.31)%	(.36)%	.13%	.61%	.03%
Portfolio turnover rate	33%	37%	45%	36%	27%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.01%	.01%

	CLASS I
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.19	$16.80	$18.90	$17.97	$15.56

Income From Investment Operations
Net investment income (loss)(a)(b)	(.01)	(.01)	.08	.18	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.37	1.60	(.14)	.75	2.53

Net increase (decrease) in net asset value from operations	6.36	1.59	(.06)	.93	2.59

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	– 0 –	– 0 –	(.18)
Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0 –	– 0 –

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0 –	(.18)

Net asset value, end of period	$24.17	$18.19	$16.80	$18.90	$17.97

Total Return
Total investment return based on net asset value(d)	35.12%	9.48%	1.35%*	5.17%*	16.95%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$986	$1,090	$1,713	$1,981	$1,891
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.98%	1.05%	1.09%	1.03%	1.05%
Expenses, before waivers/reimbursements(e)†	.99%	1.06%	1.10%	1.05%	1.06%
Net investment income (loss)(b)	(.03)%	(.03)%	.49%	.91%	.39%
Portfolio turnover rate	33%	37%	45%	36%	27%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.01%	.01%	.01%	.01%	.01%
See footnotes on page 117.

116

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return for a period of less than one year is not annualized.

(e)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2021, June 30, 2020, June 30, 2019, June 30, 2018 and June 30, 2017 such waiver amounted to 0.01%, 0.01%, 0.01%, 0.01% and 0.01%, respectively.

*
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

117

AB Global Core Equity Portfolio

	CLASS A
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.83	$13.31	$12.42	$11.72	$9.70

Income From Investment Operations
Net investment income(a)(b)	.12	.12	.17	.16	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.77	(.16)	1.02	1.09	1.94
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	4.89	(.04)	1.19	1.25	2.10

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.13)	(.12)	(.13)	(.08)
Distributions from net realized gain on investment and foreign currency transactions	– 0 –	(.31)	(.18)	(.42)	– 0 –

Total dividends and distributions	(.09)	(.44)	(.30)	(.55)	(.08)

Net asset value, end of period	$17.63	$12.83	$13.31	$12.42	$11.72

Total Return
Total investment return based on net asset value(d)	38.20%	(.48)%	9.95%	10.72%	21.81%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,362	$17,101	$15,851	$12,925	$5,911
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.08%	1.13%	1.15%	1.15%
Expenses, before waivers/reimbursements	1.06%	1.08%	1.13%	1.15%	1.22%
Net investment income(b)	.79%	.89%	1.33%	1.31%	1.43%
Portfolio turnover rate	46%	52%	47%	45%	51%

	CLASS C
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.61	$13.10	$12.29	$11.63	$9.67

Income From Investment Operations
Net investment income(a)(b)	.00 (c)	.02	.09	.06	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.68	(.15)	.99	1.08	1.96
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	4.68	(.13)	1.08	1.14	2.01

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.05)	(.09)	(.06)	(.05)
Distributions from net realized gain on investment and foreign currency transactions	– 0 –	(.31)	(.18)	(.42)	– 0 –

Total dividends and distributions	– 0 –	(.36)	(.27)	(.48)	(.05)

Net asset value, end of period	$17.29	$12.61	$13.10	$12.29	$11.63

Total Return
Total investment return based on net asset value(d)	37.11%	(1.17)%	9.12%	9.87%	20.80%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,040	$905	$553	$150	$70
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.81%	1.84%	1.90%	1.90%	1.90%
Expenses, before waivers/reimbursements	1.81%	1.84%	1.90%	1.92%	2.06%
Net investment income(b)	.03%	.15%	.69%	.49%	.49%
Portfolio turnover rate	46%	52%	47%	45%	51%
See footnotes on page 119.

118

	ADVISOR CLASS
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.87	$13.35	$12.46	$11.75	$9.72

Income From Investment Operations
Net investment income(a)(b)	.17	.15	.20	.18	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.77	(.15)	1.02	1.10	1.97
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	4.94	.00 (c)	1.22	1.28	2.13

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.17)	(.15)	(.15)	(.10)
Distributions from net realized gain on investment and foreign currency transactions	– 0 –	(.31)	(.18)	(.42)	– 0 –

Total dividends and distributions	(.12)	(.48)	(.33)	(.57)	(.10)

Net asset value, end of period	$17.69	$12.87	$13.35	$12.46	$11.75

Total Return
Total investment return based on net asset value(d)	38.54%	(.25)%	10.21%	11.02%	22.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,478,209	$1,215,240	$789,168	$465,263	$310,829
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81%	.84%	.90%	.90%	.90%
Expenses, before waivers/reimbursements	.81%	.84%	.90%	.90%	.97%
Net investment income(b)	1.08%	1.17%	1.61%	1.42%	1.52%
Portfolio turnover rate	46%	52%	47%	45%	51%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return for a period of less than one year is not annualized.

119

AB International Strategic Core Portfolio

	CLASS A
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.05	$11.70	$12.04	$11.04	$9.79

Income From Investment Operations
Net investment income(a)(b)	.17	.25	.27	.20	.22
Net realized and unrealized gain (loss) on investment and foreign currency transaction	2.33	(.74)	(.33)	.93	1.11

Net increase (decrease) in net asset value from operations	2.50	(.49)	(.06)	1.13	1.33

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.16)	(.16)	(.07)	(.08)
Distributions from net realized gain on investment and foreign currency transactions	– 0 –	– 0 –	(.12)	(.06)	– 0 –

Total dividends and distribution	(.19)	(.16)	(.28)	(.13)	(.08)

Net asset value, end of period	$13.36	$11.05	$11.70	$12.04	$11.04

Total Return
Total investment return based on net asset value(c)	22.81%	(4.33)%	(.28)%	10.25%	13.72%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,136	$9,439	$1,344	$460	$234
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.04%	1.19%	1.20%	1.19%	1.19%
Expenses, before waivers/reimbursements(d)†	1.04%	1.27%	1.51%	1.93%	5.13%
Net investment income(b)	1.39%	2.31%	2.38%	1.71%	2.15%
Portfolio turnover rate	35%	39%	51%	53%	64%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.01%	.01%

	CLASS C
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.91	$11.60	$11.95	$11.01	$9.75

Income From Investment Operations
Net investment income(a)(b)	.09	.06	.18	.10	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.29	(.63)	(.32)	.93	1.07

Net increase (decrease) in net asset value from operations	2.38	(.57)	(.14)	1.03	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.12)	(.09)	(.03)	– 0 –
Distributions from net realized gain on investment and foreign currency transactions	– 0 –	– 0 –	(.12)	(.06)	– 0 –

Total dividends and distributions	(.09)	(.12)	(.21)	(.09)	– 0 –

Net asset value, end of period	$13.20	$10.91	$11.60	$11.95	$11.01

Total Return
Total investment return based on net asset value(c)	21.89%	(5.01)%	(1.00)%	9.34%	12.92%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$292	$190	$218	$118	$62
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.79%	1.95%	1.95%	1.94%	1.94%
Expenses, before waivers/reimbursements(d)†	1.81%	2.00%	2.28%	2.68%	5.70%
Net investment income(b)	.73%	.55%	1.56%	.88%	1.80%
Portfolio turnover rate	35%	39%	51%	53%	64%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.01%	.01%
See footnotes on page 122.

120

	ADVISOR CLASS
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.10	$11.74	$12.06	$11.06	$9.80

Income From Investment Operations
Net investment income(a)(b)	.21	.20	.32	.25	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.35	(.67)	(.34)	.90	1.08

Net increase (decrease) in net asset value from operations	2.56	(.47)	(.02)	1.15	1.35

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.17)	(.18)	(.09)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	– 0 –	– 0 –	(.12)	(.06)	– 0 –

Total dividends and distributions	(.20)	(.17)	(.30)	(.15)	(.09)

Net asset value, end of period	$13.46	$11.10	$11.74	$12.06	$11.06

Total Return
Total investment return based on net asset value(c)	23.26%	(4.14)%	.06%	10.45%	13.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$656,592	$436,143	$201,875	$76,473	$35,275
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.78%	.95%	.95%	.94%	.94%
Expenses, before waivers/reimbursements(d)†	.79%	.99%	1.26%	1.65%	4.37%
Net investment income(b)	1.70%	1.74%	2.80%	2.12%	2.60%
Portfolio turnover rate	35%	39%	51%	53%	64%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00%	.00%	.01%	.01%

	CLASS Z
	Year Ended June 30, 2021	November 20, 2019(e) to June 30, 2020
Net asset value, beginning of period	$11.10	$12.09

Income From Investment Operations
Net investment income(a)(b)	.16	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.39	(.94)

Net increase (decrease) in net asset value from operations	2.55	(.82)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.17)

Total dividends and distributions	(.20)	(.17)

Net asset value, end of period	$13.45	$11.10

Total Return
Total investment return based on net asset value(c)	23.17%	(6.91)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.79%	.93	%(f)
Expenses, before waivers/reimbursements(d)†	.80%	.97	%(f)
Net investment income(b)	1.35%	1.76	%(f)
Portfolio turnover rate	35%	39%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.00%	.00	%(f)
See footnotes on page 122.

121

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return for a period of less than one year is not annualized.

(d)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to 0.01% and 0.01%, respectively.

(e)	Commencement of distribution.

(f)	Annualized.

122

AB Concentrated International Growth Portfolio

	CLASS A
	Year Ended June 30,
	2021	2020	2019		2018	2017
Net asset value, beginning of period	$11.66	$11.02	$11.54		$10.50	$8.46

Income From Investment Operations
Net investment income(a)(b)	.02	.01	.02		.08	.05
Net realized and unrealized gain on investment transactions and foreign currency	3.86	.74	.15		1.32	2.04
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –		– 0 –	– 0 –

Net increase in net asset value from operations	3.88	.75	.17		1.40	2.09

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	(.00	)(c)	(.08)	(.05)
Distributions from net realized gain on investment transactions	(.21)	(.11)	(.69)		(.28)	– 0 –

Total dividends and distributions	(.21)	(.11)	(.69)		(.36)	(.05)

Net asset value, end of period	$15.33	$11.66	$11.02		$11.54	$10.50

Total Return
Total investment return based on net asset value(d)(e)	33.53%	6.75%	2.72%		13.43%	24.83%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,284	$1,729	$498		$286	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.15%	1.22%	1.29%		1.29%	1.29%
Expenses, before waivers/reimbursements(f)‡	1.17%	1.47%	1.85%		2.08%	8.96%
Net investment income(b)	.14%	.12%	.23%		.67%	.54%
Portfolio turnover rate	25%	30%	34%		34%	66%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%		.01%	.01%

	CLASS C
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.32	$10.78	$11.38	$10.39	$8.39

Income From Investment Operations
Net investment income (loss)(a)(b)	(.09)	(.08)	(.02)	.00 (c)	(.02)
Net realized and unrealized gain on investment transactions and foreign currency	3.75	.73	.11	1.30	2.02
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	3.66	.65	.09	1.30	2.00

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	– 0 –	– 0 –	(.03)	– 0 –
Distributions from net realized gain on investment transactions	(.21)	(.11)	(.69)	(.28)	– 0 –

Total dividends and distributions	(.21)	(.11)	(.69)	(.31)	– 0 –

Net asset value, end of period	$14.77	$11.32	$10.78	$11.38	$10.39

Total Return
Total investment return based on net asset value(d)(e)	32.59%	5.97%	2.00%	12.57%	23.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,909	$426	$291	$172	$28
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.90%	1.99%	2.04%	2.04%	2.04%
Expenses, before waivers/reimbursements(f)‡	1.93%	2.27%	2.59%	2.89%	9.39%
Net investment income (loss)(b)	(.66)%	(.79)%	(.17)%	.02%	(.20)%
Portfolio turnover rate	25%	30%	34%	34%	66%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%
See footnotes on page 124.

123

	ADVISOR CLASS
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.73	$11.06	$11.57	$10.51	$8.47

Income From Investment Operations
Net investment income(a)(b)	.05	.04	.06	.06	.20
Net realized and unrealized gain on investment transactions and foreign currency	3.89	.75	.13	1.37	1.91
Contributions from Affiliates	– 0 –	.00 (c)	– 0 –	– 0 –	– 0 –

Net increase in net asset value from operations	3.94	.79	.19	1.43	2.11

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.01)	(.01)	(.09)	(.07)
Distributions from net realized gain on investment transactions	(.21)	(.11)	(.69)	(.28)	– 0 –

Total dividends and distributions	(.21)	(.12)	(.70)	(.37)	(.07)

Net asset value, end of period	$15.46	$11.73	$11.06	$11.57	$10.51

Total Return
Total investment return based on net asset value(d)(e)	33.84%	7.11%	3.01%	13.61%	25.12%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$480,418	$160,265	$67,054	$45,424	$32,602
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.90%	.98%	1.04%	1.04%	1.04%
Expenses, before waivers/reimbursements(f)‡	.93%	1.23%	1.59%	1.80%	3.75%
Net investment income(b)	.32%	.37%	.54%	.53%	2.04%
Portfolio turnover rate	25%	30%	34%	34%	66%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.00%	.01%	.01%	.01%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2020 by .01%.

(f)
In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2020, June 30, 2019, June 30, 2018 and June 30, 2017, such waiver amounted to .01%, .01%, .01% and .01%, respectively.

124

APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus about the effect of a Fund’s expenses, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under “Fees and Expenses of the Fund”. Additional information concerning the fees and expenses incurred by the Funds may be found at FINRA’s Fund Analyzer web page (available at https://tools.finra.org/fund_analyzer/). Your actual expenses may be higher or lower.
AB Growth Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$538.61	$9,940.14
2	9,940.14	497.01	10,437.15	117.94	10,319.21
3	10,319.21	515.96	10,835.17	122.44	10,712.73
4	10,712.73	535.64	11,248.37	127.11	11,121.26
5	11,121.26	556.06	11,677.32	131.95	11,545.37
6	11,545.37	577.27	12,122.64	136.99	11,985.65
7	11,985.65	599.28	12,584.93	142.21	12,442.72
8	12,442.72	622.14	13,064.86	147.63	12,917.23
9	12,917.23	645.86	13,563.09	153.26	13,409.83
10	13,409.83	670.49	14,080.32	159.11	13,921.21
Cumulative		$5,698.46		$1,777.25
AB Large Cap Growth Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$509.45	$9,969.30
2	9,969.30	498.47	10,467.77	87.93	10,379.84
3	10,379.84	518.99	10,898.83	91.55	10,807.28
4	10,807.28	540.36	11,347.64	95.32	11,252.32
5	11,252.32	562.62	11,814.94	99.25	11,715.69
6	11,715.69	585.78	12,301.47	103.33	12,198.14
7	12,198.14	609.91	12,808.05	107.59	12,700.46
8	12,700.46	635.02	13,335.48	112.02	13,223.46
9	13,223.46	661.17	13,884.63	116.63	13,768.00
10	13,768.00	688.40	14,456.40	121.43	14,334.97
Cumulative		$5,779.47		$1,444.50
AB Concentrated Growth Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$526.54	$9,952.21
2	9,952.21	497.61	10,449.82	105.54	10,344.28
3	10,344.28	517.21	10,861.49	109.70	10,751.79
4	10,751.79	537.59	11,289.38	114.02	11,175.36
5	11,175.36	558.77	11,734.13	118.51	11,615.62
6	11,615.62	580.78	12,196.40	123.18	12,073.22
7	12,073.22	603.66	12,676.88	128.04	12,548.84
8	12,548.84	627.44	13,176.28	133.08	13,043.20
9	13,043.20	652.16	13,695.36	138.32	13,557.04
10	13,557.04	677.85	14,234.89	143.77	14,091.12
Cumulative		$5,731.82		$1,640.70

A-1

AB Discovery Growth Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$516.49	$9,962.26
2	9,962.26	498.11	10,460.37	95.19	10,365.18
3	10,365.18	518.26	10,883.44	99.04	10,784.40
4	10,784.40	539.22	11,323.62	103.04	11,220.58
5	11,220.58	561.03	11,781.61	107.21	11,674.40
6	11,674.40	583.72	12,258.12	111.55	12,146.57
7	12,146.57	607.33	12,753.90	116.06	12,637.84
8	12,637.84	631.89	13,269.73	120.75	13,148.98
9	13,148.98	657.45	13,806.43	125.64	13,680.79
10	13,680.79	684.04	14,364.83	130.72	14,234.11
Cumulative		$5,759.80		$1,525.69
AB Small Cap Growth Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$534.59	$9,944.16
2	9,944.16	497.21	10,441.37	113.81	10,327.56
3	10,327.56	516.38	10,843.94	118.20	10,725.74
4	10,725.74	536.29	11,262.03	122.76	11,139.27
5	11,139.27	556.96	11,696.23	127.49	11,568.74
6	11,568.74	578.44	12,147.18	132.40	12,014.78
7	12,014.78	600.74	12,615.52	137.51	12,478.01
8	12,478.01	623.90	13,101.91	142.81	12,959.10
9	12,959.10	647.96	13,607.06	148.32	13,458.74
10	13,458.74	672.94	14,131.68	154.04	13,977.64
Cumulative		$5,709.57		$1,731.93
AB Select US Equity Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$576.81	$9,901.94
2	9,901.94	495.10	10,397.04	157.00	10,240.04
3	10,240.04	512.00	10,752.04	162.36	10,589.68
4	10,589.68	529.48	11,119.16	167.90	10,951.26
5	10,951.26	547.56	11,498.82	173.63	11,325.19
6	11,325.19	566.26	11,891.45	179.56	11,711.89
7	11,711.89	585.59	12,297.48	185.69	12,111.79
8	12,111.79	605.59	12,717.38	192.03	12,525.35
9	12,525.35	626.27	13,151.62	198.59	12,953.03
10	12,953.03	647.65	13,600.68	205.37	13,395.31
Cumulative		$5,594.25		$2,198.94
AB Select US Long/Short Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$614.01	$9,864.74
2	9,864.74	493.24	10,357.98	196.80	10,161.18
3	10,161.18	508.06	10,669.24	202.72	10,466.52
4	10,466.52	523.33	10,989.85	208.81	10,781.04
5	10,781.04	539.05	11,320.09	215.08	11,105.01
6	11,105.01	555.25	11,660.26	221.54	11,438.72
7	11,438.72	571.94	12,010.66	228.20	11,782.46
8	11,782.46	589.12	12,371.58	235.06	12,136.52
9	12,136.52	606.83	12,743.35	242.12	12,501.23
10	12,501.23	625.06	13,126.29	249.40	12,876.89
Cumulative		$5,490.63		$2,613.74

A-2

AB Sustainable Global Thematic Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$530.56	$9,948.19
2	9,948.19	497.41	10,445.60	109.68	10,335.92
3	10,335.92	516.80	10,852.72	113.95	10,738.77
4	10,738.77	536.94	11,275.71	118.39	11,157.32
5	11,157.32	557.87	11,715.19	123.01	11,592.18
6	11,592.18	579.61	12,171.79	127.80	12,043.99
7	12,043.99	602.20	12,646.19	132.78	12,513.41
8	12,513.41	625.67	13,139.08	137.96	13,001.12
9	13,001.12	650.06	13,651.18	143.34	13,507.84
10	13,507.84	675.39	14,183.23	148.92	14,034.31
Cumulative		$5,720.70		$1,686.39
AB Sustainable International Thematic Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$535.59	$9,943.16
2	9,943.16	497.16	10,440.32	115.89	10,324.43
3	10,324.43	516.22	10,840.65	120.33	10,720.32
4	10,720.32	536.02	11,256.34	124.95	11,131.39
5	11,131.39	556.57	11,687.96	129.74	11,558.22
6	11,558.22	577.91	12,136.13	134.71	12,001.42
7	12,001.42	600.07	12,601.49	139.88	12,461.61
8	12,461.61	623.08	13,084.69	145.24	12,939.45
9	12,939.45	646.97	13,586.42	150.81	13,435.61
10	13,435.61	671.78	14,107.39	156.59	13,950.80
Cumulative		$5,704.53		$1,753.73
AB Global Core Equity Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$530.56	$9,948.19
2	9,948.19	497.41	10,445.60	110.72	10,334.88
3	10,334.88	516.74	10,851.62	115.03	10,736.59
4	10,736.59	536.83	11,273.42	119.50	11,153.92
5	11,153.92	557.70	11,711.62	124.14	11,587.48
6	11,587.48	579.37	12,166.85	128.97	12,037.88
7	12,037.88	601.89	12,639.77	133.98	12,505.79
8	12,505.79	625.29	13,131.08	139.19	12,991.89
9	12,991.89	649.59	13,641.48	144.60	13,496.88
10	13,496.88	674.84	14,171.72	150.22	14,021.50
Cumulative		$5,718.41		$1,696.91
AB International Strategic Core Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$525.54	$9,953.21
2	9,953.21	497.66	10,450.87	105.55	10,345.32
3	10,345.32	517.27	10,862.59	109.71	10,752.88
4	10,752.88	537.64	11,290.52	114.03	11,176.49
5	11,176.49	558.82	11,735.31	118.53	11,616.78
6	11,616.78	580.84	12,197.62	123.20	12,074.42
7	12,074.42	603.72	12,678.14	128.05	12,550.09
8	12,550.09	627.50	13,177.59	133.09	13,044.50
9	13,044.50	652.23	13,696.73	138.34	13,558.39
10	13,558.39	677.92	14,236.31	143.79	14,092.52
Cumulative		$5,732.35		$1,639.83

A-3

AB Concentrated International Growth Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$540.62	$9,938.13
2	9,938.13	496.91	10,435.04	122.09	10,312.95
3	10,312.95	515.65	10,828.60	126.69	10,701.91
4	10,701.91	535.10	11,237.01	131.47	11,105.54
5	11,105.54	555.28	11,660.82	136.43	11,524.39
6	11,524.39	576.22	12,100.61	141.58	11,959.03
7	11,959.03	597.95	12,556.98	146.92	12,410.06
8	12,410.06	620.50	13,030.56	152.46	12,878.10
9	12,878.10	643.91	13,522.01	158.21	13,363.80
10	13,363.80	668.19	14,031.99	164.17	13,867.82
Cumulative		$5,688.46		$1,820.64

*
Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund’s operating expenses as reflected under “Fees and Expenses of the Fund” before waiver in the Summary Information at the beginning of this Prospectus.

A-4

APPENDIX B—FINANCIAL INTERMEDIARY WAIVERS

NOTE: Terms used by a financial intermediary in this Appendix do not necessarily have the same legal meaning as the same or similar terms used elsewhere in the Prospectus.
Waivers Specific to Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers
(front-end
sales charge waivers and contingent deferred, or
back-end,
sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI:
Front-end
Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage
(non-advisory)
account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C ( i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end
or deferred sales load (known as Rights of Reinstatement). Automated transactions (
i.e
., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Classes A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to a fee-based account or platforms

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage
(non-advisory)
account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end
Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Waivers Specific to Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end
sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (
e.g
., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs,
SAR-SEPs
or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (
i.e
., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end
or deferred sales charge

Class A Shares
Front-End
Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end
sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (
e.g
., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or
SAR-SEPs

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

•
Shares exchanged from Class C shares of the same fund in the month of or following the
7-year
anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son,
daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end
or deferred sales load (
i.e
., Rights of Reinstatement)

In addition, shareholders purchasing Fund shares that are available through an Ameriprise Financial Advisory account are eligible for front-end
sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Waivers Specific to Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each Entity’s Affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing a Fund’s shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers
(front-end
sales charge waivers and contingent deferred, or
back-end,
sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-end
Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•
Shares purchased from the proceeds of redemptions within the same fund family, provided that (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end
or deferred sales load (known as Rights of Reinstatement)

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C Shares available at Raymond James

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement
Front-end
Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of Rights of Accumulation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a
13-month
time period. Eligible fund family assets not held at Raymond James may be included in the calculation of Letters of Intent only if the shareholder notifies his or her financial advisor about such assets

Waivers Specific to Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase Fund shares through a Janney brokerage account, you will be eligible for the following load waivers
(front-end
sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end
sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-end
sales charge
*
waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end
or deferred sales load (
i.e.
, right of reinstatement)

•
Employer-sponsored retirement plans (
e.g.
, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs,
SAR-SEPs
or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC waivers on Classes A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the required age based on applicable rules

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund
Front-end sales charge
*
discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Fund’s Prospectus

•
Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a
13-month
time period. Eligible fund family assets not held at Janney may be included in the calculation of Letters of Intent only if the shareholder notifies his or her financial advisor about such assets

*	Also, referred to as an “initial sales charge”
Waivers Specific to Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers
(front-end
sales charge waivers and contingent deferred, or
back-end,
sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-end
Sales Load Waivers on Class A Shares Available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end
or deferred sales load (known as Rights of Reinstatement)

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus
CDSC Waivers on Classes A and C Shares Available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement
Front-end
load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after June 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based
platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of AB Mutual Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of AB Mutual Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a
13-month
period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a
13-month
period to calculate the
front-end
sales charge and any breakpoint discounts. Each purchase the shareholder makes during that
13-month
period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from the liquidations in a non-retirement
account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84 th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edwards Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchases minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones platform

•	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund
Waivers Specific to Baird

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers
(front-end
sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or the SAI.
Front-End
Sales Charge Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•
Shares purchased from the proceeds of redemptions from another AB Mutual Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end
or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or
SAR-SEPs

CDSC Waivers on Classes A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the required age based on applicable rules

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement
Front-End
Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of AB Mutual Fund assets held by accounts within the purchaser’s household at Baird. Eligible AB Mutual Fund assets not held at Baird may be included in the Rights of Accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of AB Mutual Funds through Baird, over a 13-month period of time
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 31, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver:
Front-end
Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
Waiver Specific to U.S. Bancorp Investments, Inc.

Effective September 30, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (“USBI”) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver.
Front-end
Sales Load Waiver on Class A Shares available at USBI

•
Class C (
i.e.
, level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy

For more information about the Funds, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds’ SAI and the independent registered public accounting firm’s report and financial statements in each Fund’s most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.
You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

On the Internet:	www.abfunds.com
You may also view reports and other information about the Funds, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein
®
is a registered trademark used by permission of the owner, AllianceBernstein L.P.

Fund	Commission File No.
AB Growth Fund	811-05088
AB Large Cap Growth Fund	811-06730
AB Concentrated Growth Fund	811-01716
AB Discovery Growth Fund	811-00204
AB Small Cap Growth Portfolio	811-01716
AB Select US Equity Portfolio	811-01716
AB Select US Long/Short Portfolio	811-01716
AB Sustainable Global Thematic Fund	811-03131
AB Sustainable International Thematic Fund	811-08426
AB Global Core Equity Portfolio	811-01716
AB International Strategic Core Portfolio	811-01716
AB Concentrated International Growth Portfolio	811-01716
PRO-0101-1021

(Shares Offered–Exchange Ticker Symbol)

AB Growth Fund

(Class A–AGRFX; Class C–AGRCX; Class R–AGFRX; Class K–AGFKX; Class I–AGFIX; Advisor Class–AGRYX)

AB Large Cap Growth Fund

(Class A–APGAX; Class C–APGCX; Class R–ABPRX; Class K–ALCKX; Class I–ALLIX; Class Z–APGZX; Advisor Class–APGYX)

AB Concentrated Growth Fund

(Class A–WPASX; Class C–WPCSX; Advisor Class–WPSGX; Class R–WPRSX; Class K–WPSKX; Class I–WPSIX; Class Z–WPSZX)

AB Discovery Growth Fund

(Class A–CHCLX; Class C–CHCCX; Class R–CHCRX; Class K–CHCKX; Class I–CHCIX; Class Z–CHCZX; Advisor Class–CHCYX)

AB Small Cap Growth Portfolio

(Class A–QUASX; Class C–QUACX; Class R–QUARX; Class K–QUAKX; Class I–QUAIX; Class Z–QUAZX; Advisor Class–QUAYX)

AB Select US Equity Portfolio

(Class A–AUUAX; Class C–AUUCX; Advisor Class–AUUYX; Class R-AUURX; Class K–AUUKX; Class I–AUUIX)

AB Select US Long/Short Portfolio

(Class A–ASLAX; Class C–ASCLX; Advisor Class–ASYLX; Class R–ASRLX; Class K–ASLKX; Class I–ASILX)

AB Sustainable Global Thematic Fund

(Class A–ALTFX; Class C–ATECX; Class R–ATERX; Class K–ATEKX; Class I–AGTIX; Advisor Class–ATEYX; Class Z–ATEZX)

AB Sustainable International Thematic Fund

(Class A–AWPAX; Class C–AWPCX; Class R–AWPRX; Class K–AWPKX; Class I–AWPIX; Advisor Class–AWPYX; Class Z–AWPZX)

AB Global Core Equity Portfolio

(Class A–GCEAX; Class C–GCECX; Advisor Class–GCEYX)

AB International Strategic Core Portfolio

(Class A–ISARX; Class C–ISCRX; Advisor Class– ISRYX; Class Z–ISZRX)

AB Concentrated International Growth Portfolio

(Class A–CIAGX; Class C–CICGX; Advisor Class–CIGYX)

c/o AllianceBernstein Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free (800) 221-5672

For Literature Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2021

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated October 29, 2021 that offers Class A, Class C, Class R, Class K, Class I and Advisor Class shares for the AB Growth Fund (“Growth Fund”) of The AB Portfolios, and offers Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares for the AB Sustainable Global Thematic Fund (“Sustainable Global Thematic”), the AB Sustainable International Thematic Fund (“Sustainable International Thematic”), the AB Concentrated Growth Fund (“Concentrated Growth”) of the AB Cap Fund, Inc. (“AB Cap Fund”), the AB Discovery Growth Fund (“Discovery Growth”), the AB Large Cap Growth Fund (“Large Cap Growth”) and the AB Small Cap Growth Portfolio (“Small Cap Growth”) of AB Cap Fund, and offers Class A, Class C, Class R, Class K, Class I and Advisor Class shares for the AB Select US Equity Portfolio (“Select US Equity”) and the AB Select US Long/Short Portfolio (“Select US Long/Short”) of AB Cap Fund, and offers Class A, Class C and Advisor Class shares for the AB Global Core Equity Portfolio (“Global Core Equity”) and AB Concentrated International Growth Portfolio (“Concentrated International Growth”) of AB Cap Fund, and offers Class A, Class C, Class Z and Advisor Class shares for the AB International Strategic Core Portfolio (“International Strategic Core”) of AB Cap Fund (the “Prospectus”). Each of the funds listed above is hereinafter referred to as a Fund, and collectively the Funds.

Financial statements for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic for the year ended July 31, 2021 and financial statements for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth for the year ended June 30, 2021 are included in each Fund’s annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and each Fund’s annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

Introduction to the Funds

Except as otherwise noted, the Funds’ investment objective and policies described below are not “fundamental policies” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and may, therefore, be changed by the Board of Directors or Board of Trustees of each Fund (each a “Board” and together, the “Boards”) without shareholder approval. However, no Fund will change its investment objective without at least 60 days’ prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund’s assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund’s acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices

The following information about the Funds’ investment policies and practices supplements the information set forth in the Prospectus.

Common Stock

Common stock, also referred to as equity securities, represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure. They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Debt Securities

Debt securities, also referred to as fixed-income securities, are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund’s ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. AllianceBernstein L.P., the Funds’ adviser (the “Adviser”), attempts to reduce the risks described above through diversification of the Fund's portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.

Depositary Receipts

A Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives

A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives–options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Fund are described below. Derivatives include listed and cleared transactions where the Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Concentrated Growth will not invest in put or call options.

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

-- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund’s interest.

-- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

-- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all of the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, a Fund will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

-- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Fund may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

-- Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

-- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

-- Regulatory Risk. Various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing, as discussed above, margin, reporting and registration requirements. In addition, in October 2020, the SEC adopted a new rule regarding the use of derivatives and leverage by registered investment companies requiring, among other things, that a fund entering into derivatives transactions comply with a limit on the amount of leverage-related risk that the fund may obtain based on value-at-risk, or “VaR”, and implement a derivatives risk management program, unless the fund’s derivatives usage is maintained at limited levels. The new rule, which provides for an 18-month compliance transition period ending in August 2022, may limit the use of derivatives by certain Funds. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Fund’s ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund may otherwise engage impossible or so costly that they will not be economical to implement. If a Fund decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent a Fund engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Fund. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not yet fully clear how the OTC derivatives market will ultimately adapt to the new European regulatory regime for OTC derivatives.

-- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Funds have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of their derivatives use and are not currently subject to these recordkeeping, reporting and disclosure requirements.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund

— Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Fund may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis; no fees or commissions are involved.

— Options on Securities. A Fund, except Concentrated Growth, may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

— Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund’s security holdings.

A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

— Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

— Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

-- Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

— Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (the “NAV”) of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Fund may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

— Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

— Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

— Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

— Total Return Swaps. A Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

— Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

-- Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Additionally, swaps can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of a position, or to assess the exposure to risk associated with the position.

— Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

A Fund’s investments in synthetic foreign equity securities will only be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years.

Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

— Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate (“LIBOR”), or another reference rate, and are subject to the same limitations and risks as other futures contracts and options. The United Kingdom Financial Conduct Authority, which regulates LIBOR, has announced that certain LIBOR benchmarks will cease to be published at the end of 2021.  Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. See “LIBOR Transition and Associated Risk” in the Funds’ Prospectus for additional information.

— Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund’s volatility of returns.

The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete or settle when-issued or forward transactions at prices inferior to the then current market values.

When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a “when, as and if issued” basis may increase the volatility of the Fund’s NAV.

At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Fund’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities

A Fund, except for Concentrated Growth, will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. Concentrated Growth’s investments in illiquid securities are limited to 5% of the value of its net assets. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act (the “LRM Program”) and related procedures to categorize each Fund’s investments, including Rule 144A Securities, and identify illiquid investments. The LRM Program’s administrator will take into account relevant market, trading and investment-specific considerations in doing so. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

Investments in Initial Public Offering (“IPO”) Securities

The Funds may invest in securities of companies that are offered pursuant to an IPO. Investments in IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to one or more factors such as the absence of a prior public market, unseasoned trading in the securities, the small number of securities available for trading, the lack of investor knowledge of the company, the lack of an operating history of the company, dependence of the company on key personnel, suppliers or a limited number of customers and other factors. These factors may cause IPO shares to be volatile in price. While a Fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a dramatic impact on a Fund’s performance (higher or lower) if the Fund’s assets are relatively small. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Investments in Pre-IPO Securities

The Funds may invest in pre-IPO securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as “venture capital companies”, whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Investment in Exchange-Traded Funds and Other Investment Companies

The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Funds’ expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund’s investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

Loans of Portfolio Securities

A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower’s default.

In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a loan is collateralized by cash, a Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases, this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

A Fund will invest any cash collateral in shares of a money market fund approved by the Board and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. The Funds may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

A Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

Concentrated Growth intends to limit its securities lending activities so that no more than 5% of the value of the Fund’s assets will be represented by securities loaned.

Preferred Stock

A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Fund’s Board has established procedures pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund’s shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted, pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Rights and Warrants

A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales

A Fund, except for Concentrated Growth, may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the securities sold short will rise. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of equity securities of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See “Dividends, Distributions and Taxes-Tax Straddles” for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Special Situations

A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements

A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities. A Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes. Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

U.S. Companies and U.S. Instruments

For purposes of Select US Equity’s policy to invest at least 80% of its net assets in equity securities of U.S. companies, a U.S. company is a company (1) that is organized under the laws of the United States or a political subdivision of the United States, (2) the equity securities of which are principally traded on a U.S. exchange or in a U.S. market, or (3) that, in its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or that has at least 50% of its assets in the United States. In addition to U.S. companies, for the purposes of Select US Long/Short’s 80% policy, U.S. cash equivalents include U.S. registered money market mutual funds, repurchase agreements related to U.S. Government securities, and commercial paper and other short-term obligations of U.S. companies.

Certain Risk and Other Considerations

Borrowings and Use of Leverage. A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund’s shares. Likewise, a Fund’s use of certain derivatives may effectively leverage the Fund’s portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund’s use of certain derivatives that result in leverage of the Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The segregation of assets is intended to enable a Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund’s exposure to loss.

Management Risk – Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, such markets usually have substantially less volume than the United States securities markets, and trading in securities of some foreign companies are less liquid and more volatile than trading in securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund’s assets should these conditions or events recur.

The United Kingdom (“U.K.”) formally withdrew from the European Union (“EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Fund’s investments and its net asset value. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation of any additional arrangement between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See “U.S. Federal Income Taxes”.

Investors should understand that the expenses of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

Investments in China. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices, and political unrest. While the Chinese economy has grown rapidly in recent years, the rate of growth has generally been declining, and there can be no assurance that China’s economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which the Fund invests, and may prohibit or limit a Fund’s ability to invest in securities of certain Chinese issuers or require the Fund’s sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies, and political unrest. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on a Fund’s performance.

A Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the relevant Chinese and Hong Kong markets are open. Furthermore, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for a Fund. Investing in China A shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to a Fund.

All transactions in Stock Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited.  In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

Stock Connect is a relatively new program to the market and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect.

Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund’s revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund’s income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts, and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

As a matter of fundamental policy, a Fund:

(a)       may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(b)       may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

(c)       may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(d)       may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(e)       may purchase or sell commodities to the extent permitted by applicable law with the exception that Sustainable Global Thematic and Sustainable International Thematic may not purchase or sell commodities regulated by the CFTC under the CEA or commodities contracts except for futures contracts and options on futures contracts; or

(f)       may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

As a fundamental policy, each Fund, except Concentrated Growth, is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund’s assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Concentrated Growth is a “non-diversified” investment company as defined in the 1940 Act, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote.

Non-Fundamental Investment Policies

The following are descriptions of operating policies that the Funds, except Concentrated Growth, have adopted but that are not fundamental and are subject to change without shareholder approval.

A Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The following is a description of certain operating policies Concentrated Growth has adopted but that are not fundamental and are subject to change without shareholder approval:

(a) The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(b) The Fund will not make short sales of securities or invest in put or call options.

(c) The Fund will not invest more than 5% of the value of its total assets in securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other “illiquid” securities (as determined pursuant to rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof). For purposes of this policy, illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act that have been determined to be liquid by the Fund’s Board of Directors based upon the trading markets for such securities.

Discovery Growth may not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act at any time Discovery Growth has knowledge that its shares are being held by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

MANAGEMENT OF THE FUNDS

Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under an investment advisory agreement (the “Advisory Agreement”) to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund’s Board (see “Management of the Funds” in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2021, totaling approximately $738 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of June 30, 2021, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	62.9%
AllianceBernstein Holding L.P.	36.3
Unaffiliated holders	0.8
100.0%

Equitable Holdings, Inc. (formerly AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

As of June 30, 2021, EQH owned approximately 4.0% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 64.4% economic interest in the Adviser as of June 30, 2021.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in EQH through an initial public offering. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of EQH.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Funds’ investment advisory agreements. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Boards previously approved new investment advisory agreements with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreements. These agreements became effective on November 13, 2019.

Advisory Agreements and Expenses

Under the Growth Fund’s Advisory Agreement, the Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund’s Board.

Under the Advisory Agreements for Large Cap Growth, Concentrated Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth, the Adviser furnishes advice and recommendations with respect to the Funds’ portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.

The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by a Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

The Funds, other than the Growth Fund, as noted below, have under their Advisory Agreements assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to a Fund. Costs currently reimbursed include the costs of the Adviser’s personnel performing certain administrative services for the Funds, including clerical, accounting, legal and other services (“administrative services”), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Funds on a fully-costed basis (i.e., includes each person’s total compensation and a factor reflecting the Adviser’s total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. During the fiscal year ended July 31, 2021 for Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2021 for Concentrated Growth, Sustainable International Thematic, Select US Equity, Select US Long/Short, Global Core Equity, and Concentrated International Growth the amounts paid to the Adviser amounted to a total of $101,104, $91,527, $99,734, $113,859, $88,478, $96,621, $91,632, $86,353, $88,140 and $87,438, respectively, for these services. The Adviser agreed to voluntarily waive such fees in the amount of $85,782 for International Strategic Core for the fiscal year ended June 30, 2021.

Growth Fund is a series of The AB Portfolios (the “Trust”), a Massachusetts business trust. For the Growth Fund, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

The Advisory Agreements continue in effect from year-to-year provided that their continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of each Fund or by the Directors/Trustees (“Directors”) including, in either case, by a vote of a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party. Information about the most recent continuance of the Advisory Agreement for each Fund is set forth below.

In addition, to the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until October 31, 2022 and may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period from the effective date of the registration statement of that Fund to the effective date of the subsequent registration statement of that Fund incorporating the Fund’s annual financial statements (the “Period”). To the extent that a Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio.

Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days’ written notice by a vote of a majority of the Funds’ outstanding voting securities, by a vote of a majority of the Directors or by the Adviser, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

GROWTH FUND

For services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund’s average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion of such assets, and 0.60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. For the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019 the Adviser received under the Advisory Agreement the amount of $11,026,295, $8,903,977 and $7,714,373, respectively, in management fees from the Fund. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $30,754, $74,920 and $73,846 for the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

LARGE CAP GROWTH

Under the terms of the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 0.60% of the first $2.5 billion, 0.50% of the excess over $2.5 billion up to $5 billion and 0.45% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. The Adviser has contractually agreed to waive certain fees and bear certain expenses of the Fund through October 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.25% of average daily net assets for Class A shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years of the Fund ended July 31, 2021, July 31, 2020 and July 31, 2019, the Adviser received from the Fund advisory fees of $75,396,380, $52,905,763 and $41,340,193, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $676,161, $902,983 and $741,290 for the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

CONCENTRATED GROWTH

Effective as of May 7, 2020, under the terms of the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.65% of the Fund’s average daily net assets. Prior to May 7, 2020, the Fund paid a monthly fee to the Adviser at an annualized rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund through October 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.24%, 1.99%, 1.49%, 1.24%, 0.99%, 0.99% and 0.99% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years of the Fund ended June 30, 2021, June 30, 2020 and June 30, 2019, the Adviser received from the Fund advisory fees of $6,538,395 (net of $0, which was waived by the Adviser pursuant to the expense limitation agreement), $5,176,955 (net of $172,557, which was waived by the Adviser pursuant to the expense limitation agreement) and $3,752,617 (net of $0, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $9,984, $12,547 and $18,530 for the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

DISCOVERY GROWTH

For its services under the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the excess over $500 million of such net assets up to $1 billion and 0.55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended July 31, 2021, July 31, 2020 and July 31, 2019, the Fund paid the Adviser total management fees of $21,149,489, $15,429,916 and $15,363,617, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $34,881, $53,017 and $68,042 for the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

SMALL CAP GROWTH

For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund’s average daily net assets, 0.65% of the excess over $2.5 billion of such assets up to $5 billion and 0.60% of the excess over $5 billion of such assets. The advisory fees for the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019 amounted to $31,498,070, $17,289,676 and $13,562,164, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $53,520, $93,235 and $73,565 for the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

SELECT US EQUITY

For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund through October 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.55%, 2.30%, 1.30%, 1.80%, 1.55%, and 1.30% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years of the Fund ended June 30, 2021, June 30, 2020 and June 30, 2019, the Adviser received from the Fund management fees of $2,093,125 (net of $1,645, which was waived by the Adviser pursuant to the expense limitation agreement), $1,986,988 (net of $1,452, which was waived by the Adviser pursuant to the expense limitation agreement) and $2,343,321 (net of $1,863, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $3,510, $4,973 and $8,539 for the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

SELECT US LONG/SHORT

For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 1.50% of the first $2.5 billion of the Fund’s average daily net assets and 1.475% of the excess over $2.5 billion. The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund through October 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. No reimbursement payment will be made that would cause the Fund’s total annualized operating expenses to exceed the total expense amount set forth above for each class. For the fiscal years of the Fund ended June 30, 2021, June 30, 2020 and June 30, 2019, the Adviser received management fees of $18,277,374 (net of $74, which was waived by the adviser pursuant to the expense limitation agreement), $16,356,247 (net of $1, which was waived by the adviser pursuant to the expense limitation agreement) and $15,351,294 (net of $508, which was waived by the adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $304,340, $400,054 and $352,091 for the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

SUSTAINABLE GLOBAL THEMATIC FUND

Effective as of June 18, 2021, for its services under the terms of the Advisory Agreement, the Adviser receives a quarterly fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.65% of the first $2.5 billion; 1/4 of 0.55% of the excess over $2.5 billion up to $5 billion; and 1/4 of 0.50% of the excess over $5 billion. Prior to June 18, 2021, the Adviser received a quarterly fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.75% of the first $2.5 billion; 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion; and 1/4 of 0.60% of the excess over $5 billion. For the fiscal years of the Fund ended July 31, 2021, July 31, 2020 and July 31, 2019, the Adviser received from the Fund advisory fees of $14,506,316, $8,580,025 and $7,261,748, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $64,677, $68,116 and $43,507 for the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

SUSTAINABLE INTERNATIONAL THEMATIC

Effective as of June 18, 2021, for its services under the terms of the Advisory Agreement, the Adviser receives a fee of 0.65% of the first $2.5 billion, 0.55% of the excess over $2.5 billion up to $5 billion and 0.50% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. Prior to June 18, 2021 the Adviser received a fee of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. Effective as of June 18, 2021, the Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund through October 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, and extraordinary expenses), on an annualized basis, from exceeding 1.50%, 2.25%, 1.75%, 1.50%, 1.25%, 1.25% and 1.25% of aggregate average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Advisor Class and Class Z shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. Prior to June 18, 2021, the Adviser had contractually agreed to waive its management fees and/or bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, and extraordinary expenses), on an annualized basis, from exceeding 1.60%, 2.35%, 1.85%, 1.60%, 1.35% and 1.35% of aggregate average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares. For the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, the Adviser received from the Fund advisory fees of $4,481,796, $2,355,567 and $1,949,105, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $25,445, $20,106 and $19,099 for the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

GLOBAL CORE EQUITY

For its services under the terms of the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund through October 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.15%, 1.90%, 0.90%, 1.40%, 1.15%, 0.90% and 0.90% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's total annual fund operating expenses to exceed the amounts listed above. For the fiscal years of the Fund ended June 30, 2021, June 30, 2020 and June 30, 2019, the Adviser received from the Fund advisory fees of $14,023,977, $7,387,947 and $4,461,182, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $3,828, $2,972 and $2,395 for the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

INTERNATIONAL STRATEGIC CORE

Effective as of November 4, 2020, under the terms of the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.65% of the first $2.5 billion of the Fund’s average daily net assets, 0.55% of the excess of $2.5 billion up to $5 billion, and 0.50% of the excess over $5 billion. Prior to November 4, 2020, the Fund paid a monthly fee to the Adviser at an annualized rate of 0.75% of the first $2.5 billion of the Fund’s average daily net assets, 0.65% of the excess of $2.5 billion up to $5 billion, and 0.60% of the excess over $5 billion. Effective as of November 4, 2020, the Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund through October 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses), on an annualized basis, from exceeding 1.00%, 1.75%, 0.75% and 0.75% of average daily net assets, respectively, for Class A, Class C, Advisor Class and Class Z shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. Prior to November 4, 2020, the Adviser had contractually agreed to waive its management fees and/or bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses), on an annualized basis, from exceeding 1.20%, 1.95%, 0.95% and 0.95% of average daily net assets, respectively, for Class A, Class C, Advisor Class and Class Z shares. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund’s total annualized operating expenses to exceed the amounts listed above. For the fiscal years of the Fund ended June 30, 2021, June 30, 2020 and June 30, 2019, the Adviser received from the Fund advisory fees of $3,882,587, $2,360,050 and $566,894 (net of $27, $52,574 and $289,237, respectively, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $17,962, $12,297 and $4,094 for the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

CONCENTRATED INTERNATIONAL GROWTH

Effective as of May 7, 2020, for its services under the terms of the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the Fund’s average daily net assets. Prior to May 7, 2020, for its services under the terms of the Advisory Agreement, the Adviser received a monthly fee at an annualized rate of 0.85% of the Fund’s average daily net assets. Effective as of March 2, 2020, the Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund through October 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses), on an annualized basis, from exceeding 1.15%, 1.90%, 1.40%, 1.15%, 0.90%, 0.90% and 0.90% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. Prior to March 2, 2020 the Adviser had contractually agreed to waive its management fees and/or bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses), on an annualized basis, from exceeding 1.30%, 2.05%, 1.55%, 1.30%, 1.05%, 1.05% and 1.05% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Fund’s total annualized operating expenses to exceed the amounts listed above. For the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, the Adviser received from the Fund advisory fees of $2,349,687 (net of $80,618, which was waived by the Adviser pursuant to the expense limitation agreement), $574,820 (net of $245,844, which was waived by the Adviser pursuant to the expense limitation agreement) and $422,371 (net of $267,248, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $9,382, $6,279 and $3,848 for the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, respectively.

Most recently, continuance of the Fund’s Advisory Agreement was approved for an additional annual term by a vote of the Board at its meetings held on May 3-5, 2021.

ALL FUNDS

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Core Opportunities Fund, Inc., AB Discovery Growth Fund,

Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc. Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., and AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds”.

Board of Directors Information

The Boards are comprised of the same Directors for all Funds. Certain information concerning the Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,+ Chairman of the Board 80 (2005 – Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable International Thematic) (2011 – Select US Equity, Select US Long/Short) (2014 – Concentrated Growth, Global Core Equity, Concentrated International Growth) (2015 – International Strategic Core) (1992 – Sustainable Global Thematic)	Private Investor since prior to 2016. Former Chairman and CEO of DuPont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board	74	None

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

	leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.

Jorge A. Bermudez,+ 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as a director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

Michael J. Downey,+ 77 (2005 – Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic) (2011 – Select US Equity, Select US Long/Short) (2014 – Concentrated Growth, Global Core Equity, Concentrated International Growth) (2015 – International Strategic Core)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,+ 73 (2006 – Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic) (2011 – Select US Equity, Select US Long/Short) (2014 – Concentrated Growth, Global Core Equity, Concentrated International Growth) (2015 – International Strategic Core)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	74	None

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

	She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.

Jeanette W. Loeb,+ 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. ( business development company) since August 2011

Carol C. McMullen,+ 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and	74	None

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

	wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

Garry L. Moody,+ 69 (2008 – Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic) (2011 – Select US Equity, Select US Long/Short) (2014 – Concentrated Growth, Global Core Equity, Concentrated International Growth) (2015 – International Strategic Core)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the	74	None

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

	Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.

Earl D. Weiner,+ 82 (2007 – Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Sustainable International Thematic) (2011 – Select US Equity, Select US Long/Short) (2014 – Concentrated Growth, Global Core Equity, Concentrated International Growth) (2015 – International Strategic Core)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, New York 10105 45 (2021)	Senior Vice President of the Adviser++ and Head of the Global Client Group overseeing the Adviser’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years	74	None

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE OR DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE OR DIRECTOR

with McKinsey & Company (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

_____________________

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Funds’ Directors.

+	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
#	Mr. Erzan is an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.
##	The Adviser is an affiliate of the Funds.

The business and affairs of each Fund are overseen by the Board. Directors who are not “interested persons” of the Fund as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Fund are referred to as “Interested Directors”. Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes and Qualifications of the Funds’ Directors. The Governance and Nominating Committee of each Fund’s Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

Each Fund’s Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board of each Fund has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Erzan has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds and at a management consulting firm; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as chief executive officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company and former director of a fund of hedge funds, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the US and Chair of a top US community hospital), and has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, is a governor on the Board of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, is a member of the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of the AB Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice included registered investment companies and as a director or trustee of various non-profit organizations and as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. Each Fund’s Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of that Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. Each Board meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of each Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the

Board’s independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of a Board’s general oversight of a Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors a Fund’s ability to manage risk is subject to substantial limitations.

Board Committees. Each Fund’s Board has three standing committees — an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Boards in their oversight of each Fund’s accounting and financial reporting policies and practices. The Audit Committee of Growth Fund, Large Cap Growth, Concentrated Growth, Discovery Growth, Small Cap Growth, Select US Equity, Select US Long/Short, Sustainable Global Thematic, Sustainable International

Thematic, Global Core Equity, International Strategic Core and Concentrated International Growth each met three times during the Funds’ most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Growth Fund, Large Cap Growth, Discovery Growth, Concentrated Growth, Small Cap Growth, Select US Equity, Select US Long/Short, Sustainable Global Thematic, Sustainable International Thematic, Global Core Equity, International Strategic Core and Concentrated International Growth each met three times during the Funds’ most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund’s current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Funds (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds’ record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Funds, and the candidate’s ability to qualify as an Independent Director or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, and Sustainable Global Thematic each met seven times during the Funds’ most recently completed fiscal year. The Independent Directors Committee of Sustainable International Thematic, Global Core Equity, Select US Equity, Select

US Long/Short, Concentrated Growth, International Strategic Core and Concentrated International Growth each met seven times during the Funds’ most recently completed fiscal year.

The dollar range of each Fund’s securities owned by each Director or Trustee and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.

	DOLLAR RANGE OF EQUITY SECURITIES IN GROWTH FUND AS OF DECEMBER 31, 2020	DOLLAR RANGE OF EQUITY SECURITIES IN LARGE CAP GROWTH AS OF DECEMBER 31, 2020	DOLLAR RANGE OF EQUITY SECURITIES IN CONCENTRATED GROWTH AS OF DECEMBER 31, 2020

Jorge A. Bermudez	None	None	None
Michael J. Downey	None	None	None
Onur Erzan*	None	None	None
Nancy P. Jacklin	None	None	None
Jeanette W. Loeb	None	None	None
Carol C. McMullen	None	None	None
Garry L. Moody	Over $100,000	$10,001-$50,000	Over $100,000
Marshall C. Turner, Jr.	None	None	Over $100,000
Earl D. Weiner	None	$10,001-$50,000	None

	DOLLAR RANGE OF EQUITY SECURITIES IN DISCOVERY GROWTH AS OF DECEMBER 31, 2020	DOLLAR RANGE OF EQUITY SECURITIES IN SMALL CAP GROWTH AS OF DECEMBER 31, 2020	DOLLAR RANGE OF EQUITY SECURITIES IN SELECT US EQUITY AS OF DECEMBER 31, 2020

Jorge A. Bermudez	None	None	None
Michael J. Downey	Over $100,000	None	None
Onur Erzan*	None	None	None
Nancy P. Jacklin	$50,001-$100,000	None	$50,001-$100,000
Jeanette W. Loeb	None	None	None
Carol C. McMullen	None	$50,001-$100,000	$50,001-$100,000
Garry L. Moody	Over $100,000	Over $100,000	$50,001-$100,000
Marshall C. Turner, Jr.	Over $100,000	$50,001-$100,000	None
Earl D. Weiner	$10,001-$50,000	None	None

	DOLLAR RANGE OF EQUITY SECURITIES IN SELECT US LONG/SHORT AS OF DECEMBER 31, 2020	DOLLAR RANGE OF EQUITY SECURITIES IN SUSTAINABLE INTERNATIONAL THEMATIC AS OF DECEMBER 31, 2020	DOLLAR RANGE OF EQUITY SECURITIES IN SUSTAINABLE GLOBAL THEMATIC AS OF DECEMBER 31, 2020

Jorge A. Bermudez	None	None	None
Michael J. Downey	None	None	Over $100,000
Onur Erzan*	None	None	None
Nancy P. Jacklin	None	None	None
Jeanette W. Loeb	None	None	None
Carol C. McMullen	None	None	$50,001-$100,000
Garry L. Moody	$10,001-$50,000	None	$50,001-$100,000
Marshall C. Turner, Jr.	$10,001-$50,000	None	$10,001-$50,000
Earl D. Weiner	None	$10,001-$50,000	None

	DOLLAR RANGE OF EQUITY SECURITIES IN GLOBAL CORE EQUITY AS OF DECEMBER 31, 2020	DOLLAR RANGE OF EQUITY SECURITIES IN INTERNATIONAL STRATEGIC CORE AS OF DECEMBER 31, 2020	DOLLAR RANGE OF EQUITY SECURITIES IN CONCENTRATED INTERNATIONAL GROWTH AS OF DECEMBER 31, 2020

Jorge A. Bermudez	None	None	None
Michael J. Downey	None	None	None
Onur Erzan*	None	None	None
Nancy P. Jacklin	None	None	None
Jeanette W. Loeb	None	None	None
Carol C. McMullen	None	None	None
Garry L. Moody	None	None	None
Marshall C. Turner, Jr.	None	None	None
Earl D. Weiner	None	None	None

AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE AB FUND COMPLEX AS OF DECEMBER 31, 2020

Jorge A. Bermudez	None
Michael J. Downey	Over $100,000
Onur Erzan*	None
Nancy P. Jacklin	Over $100,000
Jeanette W. Loeb	None
Carol C. McMullen	Over $100,000
Garry L. Moody	Over $100,000
Marshall C. Turner, Jr.	Over $100,000
Earl D. Weiner	Over $100,000

__________________________

*	Mr. Erzan was elected President, Chief Executive Officer and a Director of the Funds effective April 1, 2021.

Officer Information

Certain information concerning each Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

All Funds

Onur Erzan, 45	President and Chief Executive Officer	See biography above.

Emilie D. Wrapp, 65	Secretary/Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2016.

Vincent S. Noto, 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.
Michael B. Reyes, 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Other Officers

Growth Fund

Bruce K. Aronow, 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of Small and SMID Cap Growth Equities.

Frank V. Caruso, 65	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Phyllis J. Clarke, 60	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2016.

Large Cap Growth

Frank V. Caruso, 65	Vice President	See above.

John H. Fogarty, 51	Vice President	See above.

Vinay Thapar, 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Phyllis J. Clarke, 60	Controller	See above.

Concentrated Growth

James Tierney, Jr., 54	Vice President	Senior Vice President, Chief Investment Officer of Concentrated U.S. Growth of the Adviser**, with which he has been associated since prior to 2016.

Phyllis J. Clarke, 60	Controller	See above.

Discovery Growth

Bruce K. Aronow, 55	Vice President	See above.

Esteban Gomez, 38	Vice President	Vice President of the Adviser**, with which he has been associated since 2016. Before he joined the Adviser in 2016, he spent three years at J.P. Morgan as an equity research analyst on the Broadlines Retailing, Apparel/Footwear & Specialty Equity Research Team.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Samantha S. Lau, 49	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2016. She is also Co-Chief Investment Officer of US Small and SMID Cap Growth Equities.

Heather Pavlak, 37	Vice President	Vice President of the Adviser**, with which she has been associated since 2018. Before joining the Adviser in 2018, she spent four years at Schroders Investment Management, where she covered materials, utilities and transports as an equity research analyst.

Wen-Tse Tseng, 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Stephen M. Woetzel, 49	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2016.

Small Cap Growth

Bruce K. Aronow, 55	Vice President	See above.

Esteban Gomez, 38	Vice President	See above.

Samantha S. Lau, 49	Vice President	See above.

Heather Pavlak, 37	Vice President	See above.

Wen-Tse Tseng, 55	Vice President	See above.

Phyllis J. Clarke, 60	Controller	See above.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Select US Equity

Kurt A. Feuerman, 65	Vice President	Senior Vice President and Chief Investment Officer, Select US Equity Portfolios of the Adviser**, with which he has been associated since prior to 2016.

Anthony Nappo, 49	Vice President	Senior Vice President, Portfolio Manager and Co-Chief Investment Officer – Select US Equity Portfolios of the Adviser**, since prior to 2016.
Phyllis J. Clarke, 60	Controller	See above.

Select US Long/Short

Kurt A. Feuerman, 65	Vice President	See above.

Anthony Nappo, 49	Vice President	See above.

Phyllis J. Clarke, 60	Controller	See above.

Sustainable Global Thematic

Daniel C. Roarty, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of Sustainable Thematic Equities.

Phyllis J. Clarke, 60	Controller	See above.

Sustainable International Thematic

William Johnston, 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is a Senior Research Analyst for the Sustainable Thematic Equities Portfolios.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Daniel C. Roarty, 49	Vice President	See above.

Phyllis J. Clarke, 60	Controller	See above.

Global Core Equity

David Dalgas, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. Co-Chief Investment Officer – Global Core Equity since 2018.
Klaus Ingemann, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. Co-Chief Investment Officer – Global Core Equity since 2018.

Phyllis J. Clarke, 60	Controller	See above.
International Strategic Core

Kent Hargis, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016; Co-Chief Investment Officer - Strategic Core Equities since 2018.

Sammy Suzuki, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016; Co-Chief Investment Officer - Strategic Core Equities since 2018.

Phyllis J. Clarke, 60	Controller	See above.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Concentrated International Growth

Dev Chakrabarti, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Chief Investment Officer – Concentrated Global Growth.

Mark Phelps, 61	Vice President	Senior Vice President and Chief Investment Officer of Concentrated Global Growth of the Adviser**, with which he has been associated since prior to 2016.

Phyllis J. Clarke, 60	Controller	See above.

__________________________

*	The address for each of the Funds’ Officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Adviser, ABI and ABIS are affiliates of the Funds.

The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to each of the Directors by each Fund for the fiscal year ended June 30, 2021 or July 31, 2021, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2020 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director, are set forth below. Neither the Funds nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director of one or more other registered investment companies in the AB Fund Complex.

Name of Trustee or Director	Aggregate Compensation from Growth Fund	Aggregate Compensation from Large Cap Growth	Aggregate Compensation from Concentrated Growth	Aggregate Compensation from Discovery Growth
Jorge A. Bermudez	$4,360	$26,187	$3,636	$7,574
Michael J. Downey	$4,360	$26,187	$3,636	$7,574
Onur Erzan*	$0	$0	$0	$0
Nancy P. Jacklin	$4,668	$28,038	$3,896	$8,110
Robert M. Keith**	$0	$0	$0	$0
Jeanette W. Loeb	$4,368	$26,273	$3,636	$7,596
Carol C. McMullen	$4,360	$26,187	$3,636	$7,574
Garry L. Moody	$4,976	$29,889	$4,157	$8,645
Marshall C. Turner, Jr.	$6,892	$41,396	$5,776	$11,973
Earl D. Weiner	$4,383	$26,294	$3,648	$7,612

Name of Trustee or Director	Aggregate Compensation from Small Cap Growth	Aggregate Compensation from Sustainable Global Thematic	Aggregate Compensation from Sustainable International Thematic	Aggregate Compensation from Global Core Equity
Jorge A. Bermudez	$8,783	$4,832	$2,993	$4,977
Michael J. Downey	$8,783	$4,832	$2,993	$7,922
Onur Erzan*	$0	$0	$0	$0
Nancy P. Jacklin	$9,404	$5,174	$3,207	$5,336
Robert M. Keith**	$0	$0	$0	$0
Jeanette W. Loeb	$8,809	$4,843	$2,993	$4,977
Carol C. McMullen	$8,783	$4,832	$2,993	$4,977
Garry L. Moody	$10,025	$5,515	$3,421	$5,694
Marshall C. Turner, Jr.	$13,884	$7,639	$4,749	$7,922
Earl D. Weiner	$8,826	$4,859	$3,005	$4,989

Name of Trustee or Director	Aggregate Compensation from Select US Equity	Aggregate Compensation from Select US Long/Short	Aggregate Compensation from International Strategic Core	Aggregate Compensation from Concentrated International Growth
Jorge A. Bermudez	$2,395	$3,985	$2,953	$2,555
Michael J. Downey	$2,395	$3,985	$2,953	$2,555
Onur Erzan*	$0	$0	$0	$0
Nancy P. Jacklin	$2,565	$4,271	$3,163	$2,736
Robert M. Keith**	$0	$0	$0	$0
Jeanette W. Loeb	$2,395	$3,985	$2,953	$2,555
Carol C. McMullen	$2,395	$3,985	$2,953	$2,555
Garry L. Moody	$2,735	$4,557	$3,374	$2,918
Marshall C. Turner, Jr.	$3,791	$6,334	$4,684	$4,048
Earl D. Weiner	$2,406	$3,997	$2,964	$2,566

Name of Trustee or Director	Total Compensation from the AB Fund Complex, including the Funds	Total Number of Registered Investment Companies in the AB Fund Complex, including the Fund, as to which the Trustee or Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, including the Fund, as to which the Trustee or Director is a Director or Trustee
Jorge A. Bermudez	$311,220	27	74
Michael J. Downey	$311,220	27	74
Onur Erzan*	$0	27	74
Nancy P. Jacklin	$333,220	27	74
Robert M. Keith**	$0	0	0
Jeanette W. Loeb***	$233,415	27	74
Carol C. McMullen	$311,220	27	74
Garry L. Moody	$355,220	27	74
Marshall C. Turner, Jr.	$491,970	27	74
Earl D. Weiner	$311,220	25	72

__________________________

*	Mr. Erzan was elected President, Chief Executive Officer and a Director of the Funds effective April 1, 2021.
**	Mr. Keith retired as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and retired from the Adviser effective June 30, 2021.
***	Ms. Loeb was elected as a Director effective April 1, 2020.

As of October 1, 2021, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Fund.

Additional Information About the Funds’ Portfolio Managers1

GROWTH FUND

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Growth Investment Team. Bruce K. Aronow, Frank V. Caruso and John H. Fogarty are the investment professionals2 with the most significant responsibility for the day-to-day

__________________________

[1]	As of June 30, 2021, employees of the Adviser had approximately $833,552 invested in shares of Sustainable International Thematic and approximately $40,031,702 in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts. As of July 31, 2021, employees of the Adviser had approximately $484,167 invested in shares of Growth Fund, $954,000 invested in shares of Large Cap Growth, $1,179,974 invested in shares of Discovery Growth, $2,028,643 invested in shares of Small Cap Growth and $1,136,381 invested in shares of Sustainable Global Thematic, and approximately $41,218,647 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.
[2]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of July 31, 2021 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Bruce K. Aronow	$100,001-$500,000
Frank V. Caruso	None
John H. Fogarty	$100,001-$500,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Bruce K. Aronow	13	$12,386,000,000	None	None
Frank V. Caruso	9	$26,032,000,000	None	None
John H. Fogarty	9	$26,032,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Bruce K. Aronow	33	$961,000,000	None	None
Frank V. Caruso	18	$28,626,000,000	None	None
John H. Fogarty	19	$30,828,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Bruce K. Aronow	24	$3,821,000,000	2	$852,000,000
Frank V. Caruso	2,893	$7,924,000,000	None	None
John H. Fogarty	2,894	$7,953,000,000	None	None

LARGE CAP GROWTH

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Frank V. Caruso, John H. Fogarty and Vinay Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of July 31, 2021 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Frank V. Caruso	None
John H. Fogarty	$100,001-$500,000
Vinay Thapar	$100,001-$500,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Frank V. Caruso	9	$8,960,000,000	None	None
John H. Fogarty	9	$8,960,000,000	None	None
Vinay Thapar	9	$8,960,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Frank V. Caruso	18	$28,626,000,000	None	None
John H. Fogarty	19	$30,828,000,000	None	None
Vinay Thapar	19	$30,828,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Frank V. Caruso	2,893	$7,924,000,000	None	None
John H. Fogarty	2,894	$7,953,000,000	None	None
Vinay Thapar	2,893	$7,924,000,000	None	None

CONCENTRATED GROWTH

The management of, and investment decisions for, the Fund’s portfolio are made by James Tierney. For additional information about the portfolio management of the Fund, see “Management of the Fund – Portfolio Managers” in the Fund’s Prospectus.

The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio manager as of June 30, 2021 is set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

James Tierney	Over $1,000,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
James Tierney	7	$797,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
James Tierney	17	$4,297,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
James Tierney	2,062	$15,570,000,000	3	$601,000,000

DISCOVERY GROWTH

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Small/Mid Cap Growth Investment Team. Bruce K. Aronow, Esteban Gomez, Samantha S. Lau, Heather Pavlak and Wen-Tse Tseng are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of July 31, 2021 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Bruce K. Aronow	Over $1,000,000
Esteban Gomez	$10,001-$50,000
Samantha S. Lau	$100,001-$500,000
Heather Pavlak	$10,001-$50,000
Wen-Tse Tseng	$100,001-$500,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Bruce K. Aronow	13	$9,719,000,000	None	None
Esteban Gomez	12	$8,062,000,000	None	None
Samantha S. Lau	12	$8,062,000,000	None	None
Heather Pavlak	12	$8,062,000,000	None	None
Wen-Tse Tseng	12	$8,062,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Bruce K. Aronow	33	$961,000,000	None	None
Esteban Gomez	33	$855,000,000	None	None
Samantha S. Lau	33	$855,000,000	None	None
Heather Pavlak	33	$855,000,000	None	None
Wen-Tse Tseng	33	$855,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Bruce K. Aronow	24	$3,821,000,000	2	$852,000,000
Esteban Gomez	23	$3,548,000,000	2	$852,000,000
Samantha S. Lau	23	$3,548,000,000	2	$852,000,000
Heather Pavlak	23	$3,548,000,000	2	$852,000,000
Wen-Tse Tseng	23	$3,548,000,000	2	$852,000,000

SMALL CAP GROWTH

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Bruce K. Aronow, Esteban Gomez, Samantha S. Lau, Heather Pavlak and Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar ranges of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of July 31, 2021 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Bruce K. Aronow	Over $1,000,000
Esteban Gomez	$10,001-$50,000
Samantha S. Lau	$500,001-$1,000,000
Heather Pavlak	$10,001-$50,000
Wen-Tse Tseng	$100,001-$500,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Bruce K. Aronow	13	$8,611,000,000	None	None
Esteban Gomez	12	$6,954,000,000	None	None
Samantha S. Lau	12	$6,954,000,000	None	None
Heather Pavlak	12	$6,954,000,000	None	None
Wen-Tse Tseng	12	$6,954,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- Based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- Based Fees
Bruce K. Aronow	33	$961,000,000	None	None
Esteban Gomez	33	$855,000,000	None	None
Samantha S. Lau	33	$855,000,000	None	None
Heather Pavlak	33	$855,000,000	None	None
Wen-Tse Tseng	33	$855,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Bruce K. Aronow	24	$3,821,000,000	2	$852,000,000
Esteban Gomez	23	$3,548,000,000	2	$852,000,000
Samantha S. Lau	23	$3,548,000,000	2	$852,000,000
Heather Pavlak	23	$3,548,000,000	2	$852,000,000
Wen-Tse Tseng	23	$3,548,000,000	2	$852,000,000

SELECT US EQUITY

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of the Funds’ portfolios. For additional information about the portfolio management of the Funds, see “Management of the Funds – Portfolio Managers” in the Funds’ Prospectus.

The dollar range of each Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of June 30, 2021 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Kurt A. Feuerman	None*
Anthony Nappo	$50,001-$100,000

__________________________

*	Mr. Feuerman does not directly or beneficially own shares of the Fund. However, he invests through his foundation in the Select US Equity Limited Partnership, managed by the Adviser. Mr. Feuerman has over $1,000,000 invested in the Select US Equity Partnership.

The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Kurt A. Feuerman	4	$6,114,000,000	None	None
Anthony Nappo	4	$6,114,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Kurt A. Feuerman	12	$5,348,000,000	None	None
Anthony Nappo	12	$5,348,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Kurt A. Feuerman	9	$2,092,000,000	4	$1,679,000,000
Anthony Nappo	9	$2,092,000,000	4	$1,679,000,000

SELECT US LONG/SHORT

The management of, and investment decisions for, the Fund’s portfolios are made by the Adviser’s Select Equity Portfolios Investment Team. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of the Funds’ portfolios. For additional information about the portfolio management of the Funds, see “Management of the Funds – Portfolio Managers” in the Funds’ Prospectus.

The dollar range of each Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of June 30, 2021 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Kurt A. Feuerman	None*
Anthony Nappo	$100,001-$500,000

__________________________

*	Mr. Feuerman does not directly or beneficially own shares of the Fund. However, he invests directly as well as through his foundation in the Select US Long/Short Limited Partnership, managed by the Adviser. Mr. Feuerman has over $1,000,000 invested in the Select US Long/Short Partnership.

The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Kurt A. Feuerman	4	$4,939,000,000	None	None
Anthony Nappo	4	$4.939,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Kurt A. Feuerman	12	$5,348,000,000	None	None
Anthony Nappo	12	$5,348,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Kurt A. Feuerman	9	$2,092,000,000	4	$1,679,000,000
Anthony Nappo	9	$2,092,000,000	4	$1,679,000,000

SUSTAINABLE GLOBAL THEMATIC

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Daniel C. Roarty is the investment professional primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio manager as of July 31, 2021 is set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Daniel C. Roarty	$500,001-$1,000,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daniel C. Roarty	17	$4,535,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daniel C. Roarty	49	$62,951,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daniel C. Roarty	704	$18,519,000,000	None	None

SUSTAINABLE INTERNATIONAL THEMATIC

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. William Johnston and Daniel C. Roarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of June 30, 2021 is set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Daniel C. Roarty	$500,001-$1,000,000
William Johnston	None

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daniel C. Roarty	17	$5,951,000,000	None	None
William Johnston	6	$2,750,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daniel C. Roarty	49	$61,960,000,000	None	None
William Johnston	20	$14,971,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daniel C. Roarty	692	$18,391,000,000	None	None
William Johnston	676	$3,081,000,000	None	None

GLOBAL CORE EQUITY

The management of, and investment decisions for, the Fund’s portfolio are made by an Investment Policy Team. David Dalgas and Klaus Ingemann are the investment professional primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus. As of June 30, 2021, the Portfolio Managers did not directly or beneficially own any equity securities of the Fund.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
David Dalgas	9	$469,000,000	None	None
Klaus Ingemann	9	$469,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
David Dalgas	22	$4,278,000,000	None	None
Klaus Ingemann	22	$4,278,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
David Dalgas	17	$13,584,000,000	2	$3,236,000,000
Klaus Ingemann	17	$13,584,000,000	2	$3,236,000,000

INTERNATIONAL STRATEGIC CORE

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Strategic Core Investment Team. Kent Hargis and Sammy Suzuki are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of June 30, 2021 is set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Kent Hargis	$100,001-$500,000
Sammy Suzuki	$100,001-$500,000

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Kent Hargis	12	$1,914,000,000	None	None
Sammy Suzuki	11	$777,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Kent Hargis	33	$6,083,000,000	None	None
Sammy Suzuki	32	$6,052,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Kent Hargis	2,886	$6,782,000,000	None	None
Sammy Suzuki	2,878	$5,281,000,000	None	None

CONCENTRATED INTERNATIONAL GROWTH

The management of, and investment decisions for, the Fund’s portfolios are made by the Adviser’s Concentrated International Growth Investment Team. Dev Chakrabarti and Mark Phelps are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Fund – Portfolio Managers” in the Fund’s Prospectus. As of June 30, 2021, the Portfolio Managers did not directly or beneficially own any equity securities of the Fund.

The following tables provide information regarding registered investment companies (other than the Fund), other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Dev Chakrabarti	7	$1,662,000,000	None	None
Mark Phelps	7	$1,662,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Dev Chakrabarti	17	$4,297,000,000	None	None
Mark Phelps	17	$4,297,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Dev Chakrabarti	2,062	$15,570,000,000	1	$213,000,000
Mark Phelps	2,062	$15,570,000,000	1	$213,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation:  With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team was created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation

Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

EXPENSES OF THE FUNDS

Distribution Services Arrangements

Each Fund has entered into a Distribution Services Agreement (the “Agreement”) with ABI, the Fund’s principal underwriter, to permit ABI to distribute the Fund’s shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class C shares, Class R shares and Class K shares (as applicable), in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a “Plan” and collectively the “Plans”).

In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

The Adviser, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, makes payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto the (“Qualified Directors”) and by a majority of the entire Board at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plans for an additional term at meetings held on May 3-5, 2021.

All material amendments to the Plans will become effective only upon approval as provided in the preceding paragraph, and the Plans may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund’s outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Plan or Agreement, any party must give the other parties 60 days’ written notice except that a Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a “reimbursement plan”, which means that it reimburses the distributor for the actual costs of services rendered.

In the event that a Plan is terminated by either party or not continued with respect to the Class A, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge (“CDSC”) and distribution services fee on the Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund’s shares.

With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI’s compensation with respect to Class C, Class R and Class K shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

During the fiscal year ended July 31, 2021 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2021 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class A shares*
Growth Fund	$2,778,983.25%
Large Cap Growth	$9,366,233.25%
Concentrated Growth	$121,583.25%
Discovery Growth	$2,174,120.23%
Small Cap Growth	$2,616,078.25%
Select US Equity	$36,594.25%
Select US Long/Short	$241,049.25%

Fund	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class A shares*
Sustainable Global Thematic	$2,060,912.25%
Sustainable International Thematic	$494,967.25%
Global Core Equity	$51,475.25%
International Strategic Core	$26,364.25%
Concentrated International Growth	$15,250.25%

__________________________

*       The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of Growth Fund and Large Cap Growth is .50% of the aggregate average daily net assets, and the maximum fee allowed under the Rule 12b-1 Plan for Class A shares of all other Funds, except Global Core Equity, International Strategic Core and Concentrated International Growth, is .30% of the aggregate average daily net assets. The Boards of the Funds currently limit the Funds’ payments to .25%, except with respect to Discovery Growth, for which payments are currently limited to .23%.

For the fiscal year ended July 31, 2021 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2021 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:

Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth

Advertising/Marketing	$39,787	$164,643	$1,642	$36,066

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$5,803	$23,759	$299	$5,246

Compensation to Underwriters	$ 2,663,616	$9,319,494	$130,475	$1,722,770

Compensation to Dealers	$614,365	$2,235,712	$23,618	$526,308

Compensation to Sales Personnel	$172,552	$1,034,666	$16,288	$185,301

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$69,482	$272,005	$2,941	$61,529

Totals	$3,565,605	$13,050,279	$175,263	$2,537,220

Category of Expense	Small Cap Growth	Select US Equity	Select US Long/Short	Sustainable Global Thematic

Advertising/Marketing	$37,981	$503	$3,203	$32,373

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$5,411	$92	$580	$4,722

Compensation to Underwriters	$2,575,158	$38,551	$289,347	$2,074,887

Compensation to Dealers	$504,518	$8,318	$43,301	$478,254

Compensation to Sales Personnel	$324,699	$2,455	$21,966	$158,662

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Category of Expense	Small Cap Growth	Select US Equity	Select US Long/Short	Sustainable Global Thematic

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$61,405	$895	$5,802	$55,305

Totals	$3,509,172	$50,814	$363,929	$2,804,203

Category of Expense	Sustainable International Thematic	Global Core Equity	International Strategic Core	Concentrated International Growth

Advertising/Marketing	$10,472	$116	$340	$139

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$1,501	$21	$62	$27

Compensation to Underwriters	$500,778	$51,609	$29,730	$16,652

Compensation to Dealers	$587,868	$1,814	$5,968	$2,486

Compensation to Sales Personnel	$38,313	$520	$2,349	$4,692

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$16,586	$201	$626	$255

Totals	$1,155,518	$54,281	$39,075	$24,251

During the fiscal year ended July 31, 2021 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2021 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class C shares
Growth Fund	$540,698	1.00%
Large Cap Growth	$6,432,282	1.00%
Concentrated Growth	$298,976	1.00%
Discovery Growth	$376,209	1.00%
Small Cap Growth	$499,822	1.00%
Select US Equity	$87,406	1.00%
Select US Long/Short	$603,498	1.00%
Sustainable Global Thematic	$240,501	1.00%
Sustainable International Thematic	$26,120	1.00%
Global Core Equity	$9,891	1.00%
International Strategic Core	$2,375	1.00%
Concentrated International Growth	$13,003	1.00%

For the fiscal year ended July 31, 2021 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year or period ended June 30, 2021 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth	Small Cap Growth	Select US Equity

Advertising/Marketing	$1,855	$22,072	$968	$1,272	$1,711	$286

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$270	$3,217	$178	$187	$252	$52

Compensation to Underwriters	$502,084	$6,056,236	$245,298	$376,294	$537,799	$92,451

Compensation to Dealers	$22,123	$353,010	$11,502	$18,995	$27,299	$4,851

Compensation to Sales Personnel	$9,068	$167,933	$9,082	$8,840	$23,547	$1,406

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$3,264	$39,011	$1,784	$2,237	$2,997	$524

Totals	$538,664	$6,641,479	$268,812	$407,825	$593,605	$99,570

Category of Expense	Select US Long/Short	Sustainable Global Thematic	Sustainable International Thematic	Global Core Equity	International Strategic Core	Concentrated International Growth

Advertising/Marketing	$1,944	$864	$217	$32	$8	$42

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$358	$128	$30	$6	$1	$8

Compensation to Underwriters	$608,422	$285,323	$25,416	$8,870	$2,684	$18,286

Compensation to Dealers	$33,100	$13,497	$2,044	$(716)	$134	$569

Compensation to Sales Personnel	$11,844	$11,642	$634	$156	$44	$1,383

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$3,604	$1,512	$311	$59	$15	$74

Totals	$659,272	$312,966	$28,652	$8,407	$2,886	$20,362

During the fiscal year ended July 31, 2021 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2021 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class R shares
Growth Fund	$45,603	.50%
Large Cap Growth	$512,748	.50%
Concentrated Growth	$249	.50%
Discovery Growth	$156,910	.50%
Small Cap Growth	$213,921	.50%
Select US Equity	$188	.50%
Select US Long/Short	$1,340	.50%
Sustainable Global Thematic	$18,168	.50%
Sustainable International Thematic	$26,850	.50%

For the fiscal year ended July 31, 2021 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2021 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth	Small Cap Growth

Advertising/Marketing	$720	$8,389	$3	$2,499	$3,418

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$101	$1,176	$1	$355	$483

Compensation to Underwriters	$45,498	$495,243	$159	$156,591	$214,579

Compensation to Dealers	$7,071	$81,001	$34	$24,397	$32,982

Compensation to Sales Personnel	$3,824	$42,527	$13	$14,165	$32,051

Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth	Small Cap Growth

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$1,049	$12,157	$4	$3,625	$4,894

Totals	$58,263	$640,493	$214	$201,632	$288,407

Category of Expense	Select US Equity	Select US Long/Short	Sustainable Global Thematic	Sustainable International Thematic

Advertising/Marketing	$2	$19	$300	$453

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$0	$3	$43	$64

Compensation to Underwriters	$95	$1,342	$17,915	$20,505

Compensation to Dealers	$25	$209	$2,909	$4,308

Compensation to Sales Personnel	$23	$89	$1,180	$1,365

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Category of Expense	Select US Equity	Select US Long/Short	Sustainable Global Thematic	Sustainable International Thematic

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$3	$31	$436	$657

Totals	$148	$1,693	$22,783	$27,352

During the fiscal year ended July 31, 2021 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2021 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

Fund	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class K shares
Growth Fund	$6,453	.25%
Large Cap Growth	$371,342	.25%
Concentrated Growth	$3,979	.25%
Discovery Growth	$71,902	.25%
Small Cap Growth	$206,424	.25%
Select US Equity	$2,969	.25%
Select US Long/Short	$34	.25%
Sustainable Global Thematic	$12,618	.25%
Sustainable International Thematic	$21,807	.25%

For the fiscal year ended July 31, 2021 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2021 for Sustainable International Thematic, Concentrated Growth, Select US Equity and Select US Long/Short expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

Category of Expense	Growth Fund	Large Cap Growth	Concentrated Growth	Discovery Growth	Small Cap Growth

Advertising/Marketing	$97	$6,507	$0	$765	$5,528

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$14	$919	$0	$109	$801

Compensation to Underwriters	$6,486	$372,101	$3,934	$72,127	$207,940

Compensation to Dealers	$958	$63,426	$25	$7,659	$55,524

Compensation to Sales Personnel	$506	$31,850	$3	$3,871	$41,263

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$142	$9,488	$1	$1,109	$8,114

Totals	$8,203	$484,291	$3,963	$85,640	$319,170

Category of Expense	Select US Equity	Select US Long/Short	Sustainable Global Thematic	Sustainable International Thematic

Advertising/Marketing	$0	$0	$157	$312

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$0	$0	$22	$44

Compensation to Underwriters	$2,966	$0	$12,424	$21,826

Compensation to Dealers	$0	$8	$1,551	$3,0111

Compensation to Sales Personnel	$0	$2	$761	$906

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$0	$1	$230	$456

Totals	$2,966	$11	$15,145	$26,555

For the fiscal year ended July 31, 2021 for Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2021 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth the amount of, and percentage of each class’s net assets, of unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class C, Class R and Class K shares of each Fund were as follows:

Class	Large Cap Growth	Concentrated Growth	Discovery Growth

Class C	$153,187	$226,479	$3,077,384

(% of the net assets of Class C)	0.02%	.71%	9.29%

Class R	$127,745	$0	$640,020

(% of the net assets of Class R)	0.12%	0.00%	1.89%

Class K	$112,949	$0	$363,341

(% of the net assets of Class K)	0.07%	0.00%	1.13%

Class	Small Cap Growth	Select US Equity	Select US Long/Short	Concentrated International Growth

Class C	$86,505	$114,515	$55,775	$7,976

(% of the net assets of Class C)	0.16%	1.23%	0.09%	0.42%

Class R	$74,486	$0	$353	N/A

(% of the net assets of Class R)	0.14%	0.00%	0.12%	N/A

Class K	$112,746	$3,210	$0	N/A

(% of the net assets of Class K)	0.09%	0.23%	0.00%	N/A

Class	Sustainable Global Thematic	Sustainable International Thematic	Global Core Equity	International Strategic Core

Class C	$71,152	$3,376	$832	$510

(% of the net assets of Class C)	0.23%	0.19%	0.08%	0.17%

Class R	$4,615	$461	N/A	N/A

Class	Sustainable Global Thematic	Sustainable International Thematic	Global Core Equity	International Strategic Core

(% of the net assets of Class R)	0.14%	0.01%	N/A	N/A

Class K	$2,527	$4,916	N/A	N/A

(% of the net assets of Class K)	0.05%	0.06%	N/A	N/A

Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. For the fiscal year ended July 31, 2021 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and for the fiscal year ended June 30, 2021 for Sustainable International Thematic, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth, the Funds paid ABIS $640,974, $3,194,065, $935,352, $1,246,118, $797,503, $201,367, $178,554, $26,954, $189,262, $146,562, $37,373 and $38,707, respectively, for transfer agency services.

ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. In those cases, the Funds often do not maintain an account for the beneficial owner of the Fund’s shares. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Securities Lending Agreement

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Concentrated Growth, Select US Long/Short and Concentrated International Growth Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund’s account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year or period as follows:

	Growth Fund	Large Cap Growth	Discovery Growth	Small Cap Growth	Sustainable Global Thematic	Concentrated Growth	Select US Long/Short	Concentrated International Growth

Gross income from securities lending activities	$111,720	$227,691	$1,547,519	$2,936,248	$117,671	$454,671	$91,952	$7,359

Fees paid to securities lending agent from revenue split	$11,170	$22,765	$154,655	$293,389	$11,755	$45,466	$9,192	$736

Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0	$0	$0	$0

	Growth Fund	Large Cap Growth	Discovery Growth	Small Cap Growth	Sustainable Global Thematic	Concentrated Growth	Select US Long/Short	Concentrated International Growth

Administrative fees not included in the revenue split	$0	$0	$0	$0	$0	$0	$0	$0

Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0	$0	$0	$0

Rebate (paid to borrowers)	$0	$0	$0	$0	$0	$0	$0	$0

Other fees not included in revenue split	$0	$0	$0	$0	$0	$0	$0	$0

Aggregate fees and/or compensation for securities lending activities	$11,170	$22,765	$154,655	$293,388	$11,755	$45,466	$9,192	$736

Net income from securities lending activities	$100,550	$204,926	$1,392,864	$2,642,860	$105,916	$409,205	$82,760	$6,623

Brown Brothers Harriman & Co. (“BBH”) serves as the securities lending agent for the Sustainable International Thematic, Select US Equity, Global Core Equity and International Strategic Core Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). Pursuant to the Securities Lending Agreement, BBH provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund’s account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year or period as follows:

	Sustainable International Thematic	Select US Equity	Global Core Equity	International Strategic Core

Gross income from securities lending activities	$37,452	$215	$723,190	$9,057

Fees paid to securities lending agent from revenue split	$3,744	$21	$72,317	$906

	Sustainable International Thematic	Select US Equity	Global Core Equity	International Strategic Core

Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0

Administrative fees not included in the revenue split	$0	$0	$0	$0

Indemnification fees not included in the revenue split	$0	$0	$0	$0

Rebate (paid to borrowers)	$0	$0	$0	$0

Other fees not included in revenue split	$0	$0	$0	$0

Aggregate fees and/or compensation for securities lending activities	$3,744	$21	$72,317	$906

Net income from securities lending activities	$33,708	$194	$650,873	$8,151

PURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”.

General

Shares of the Funds are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the “Class A shares”), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (“Class C shares”), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (“Class R shares”), to Group Retirement Plans eligible to purchase Class K shares without any initial sales charge or CDSC (“Class K shares”), to Group Retirement Plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (“Class I shares”), with respect to Discovery Growth, Concentrated Growth, Large Cap Growth, International Strategic Core, Small Cap Growth, Sustainable Global Thematic and Sustainable International Thematic to investors eligible to purchase Class Z shares, without any initial sales charge or CDSC (“Class Z shares”) or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (“Advisor Class shares”),in each case as described below. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Funds, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI (“selected dealers”), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI (“selected agents”), and (iii) ABI.

Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds’ shares may receive differing compensation for selling different classes of shares.

In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number, and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification numbers) of owners/controlling persons. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares

Each Fund’s Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds’ ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.
•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares

A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund’s shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading on each day the New York Stock Exchange (“Exchange”) is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day. Each Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.
A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund’s procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under “Net Asset Value” below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

Following the initial purchase of the Fund’s shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application, both of which may be obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before the Fund Closing Time on a Fund business day to receive that day’s public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund’s shares will be shown on the books of the Fund’s transfer agent.

Each class of shares of the Funds represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares; and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee, (iii) Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class C shareholders because the Class C shares convert to Class A shares under certain circumstances, and the Class A shareholders and the Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements

Classes A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See “Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts” below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class C shares prior to conversion, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Compensation Paid to Principal Underwriter

During the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of Growth Fund were $333,697, $351,167 and $556,151, respectively. Of those amounts, ABI retained $21,181, $21,762 and $35,955, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of Large Cap Growth were $1,957,501, $2,141,223 and $2,075,474, respectively. Of those amounts, ABI retained $116,002, $121,442 and $116,563, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, the aggregate amount of underwriting commissions payable with respect to shares of Concentrated Growth were $177,901, $289,953 and $102,838, respectively. Of that amount, ABI retained $13,001, $18,412 and $5,883, respectively, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of Discovery Growth were $387,785, $247,910 and $394,653, respectively. Of those amounts, ABI retained $20,851, $14,406 and $22,646, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of Small Cap Growth were $921,260, $818,677 and $363,005, respectively. Of those amounts, ABI retained $50,186, $19,161 and $19,077, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019 the aggregate amounts of underwriting commissions payable with respect to shares of Select US Equity were $43,652, $16,872 and $16,248, respectively. Of that amount, ABI retained $3,281, $1,118 and $1,041, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, the aggregate amount of underwriting commissions payable with respect to shares of Select US Long/Short was $99,558, $147,849 and $285,288, respectively. Of that amount, ABI retained $5,875, $5,144 and $11,900, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended July 31, 2021, July 31, 2020 and July 31, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of Sustainable Global Thematic were $526,221, $184,420 and $172,855, respectively. Of those amounts, ABI retained $25,874, $11,476 and $10,521, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of Sustainable International Thematic were $44,098, $17,739 and $22,054, respectively. Of those amounts, ABI retained $758, $744 and $907, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of Global Core Equity were $6,803, $8,060 and $4,256, respectively. Of those amounts, ABI retained $562, $553 and $257, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of International Strategic Core were $6,379, $2,415 and $5,541, respectively. Of that amount, ABI retained $446, $260 and $294, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

During the fiscal years ended June 30, 2021, June 30, 2020 and June 30, 2019, the aggregate amounts of underwriting commissions payable with respect to shares of Concentrated International Growth were $5,664, $6,080 and $5,890, respectively. Of that amount, ABI retained $303, $222 and $580, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

The following table shows the CDSCs received by ABI from each share class during the Funds’ last three fiscal years or since inception.

Fiscal Year Ended July 31/ June 30	Fund	Amounts ABI Received In CDSCs From Class A Shares	Amounts ABI Received In CDSCs From Class C Shares

2021	Growth Fund	$4,900	$8,087
2020		$2,451	$7,978
2019		$965	$5,755

2021	Large Cap Growth	$10,501	$58,592
2020		$15,455	$60,247
2019		$27,301	$69,668

2021	Concentrated Growth	$4,133	$5,760
2020		$756	$4,183
2019		$61	$1,473

2021	Discovery Growth	$7,832	$1,726
2020		$2,605	$4,745
2019		$4,204	$4,374

2021	Small Cap Growth	$4,540	$7,738
2020		$4,640	$5,625
2019		$1,968	$3,154

2021	Select US Equity	$48	$133
2020		$31	$511
2019		$54	$2,385

Fiscal Year Ended July 31/ June 30	Fund	Amounts ABI Received In CDSCs From Class A Shares	Amounts ABI Received In CDSCs From Class C Shares

2021	Select US Long/Short	$11,939	$1,272
2020		$0	$3,542
2019		$293	$6,060

2021	Sustainable Global	$614	$1,274
2020	Thematic	$5,663	$2,075
2019		$1,756	$10,892

2021	Sustainable International	$439	$1
2020	Thematic	$1,997	$198
2019		$1,381	$479

2021	Global Core Equity	$2	$1,279
2020		$4	$120
2019		$0	$155

2021	International Strategic Core	$4	$0
2020		$4	$14
2019		$0	$363

2021	Concentrated International	$12	$50
2020	Growth	$6	$14
2019		$3	$7

Class A Shares

The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

Sales Charge
Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price

Up to $100,000	4.44%	4.25%	4.00%
$100,000 up to $250,000	3.36	3.25	3.00
$250,000 up to $500,000	2.30	2.25	2.00
$500,000 up to $1,000,000*	1.78	1.75	1.50

__________________________

*	There is no initial sales charge on transactions of $1,000,000 or more.

All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charge”. A Fund receives the entire NAV of its Class A shares sold to investors. ABI’s commission is the sales charge shown above less any applicable discount or commission “re-allowed” to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an “underwriter” under the Securities Act.

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other “AB Mutual Funds” (as that term is defined under “Combined Purchase Privilege” below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Money Market Portfolio that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i)	investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division;
(ii)	officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, “relatives”) of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

(iii)	the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;
(iv)	persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;
(v)	Plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;
(vi)	persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;
(vii)	certain retirement plan accounts as described under “Alternative Purchase Arrangements–Group Retirement Plans and Tax-Deferred Accounts”;
(viii)	current Class A shareholders of AB Mutual Funds and investors who receive a “Fair Funds Distribution” (a “Distribution”) resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and
(ix)	certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

Class C Shares

Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor’s purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Eight years after the end of the calendar month in which the shareholder’s purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class C Shares

For purposes of conversion to Class A shares, Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder’s account will be considered to be held in a separate sub-account. Each time any Class C shares in the shareholder’s account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years for Class C shares after the end of the calendar month in which the shareholder’s purchase order was accepted.

Contingent Deferred Sales Charge

Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain Group Retirement Plans (see “Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts” below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

In determining the CDSC applicable to a redemption of Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class C shares, as applicable.

Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 72, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see “Sales Charge Reduction Programs for Class A Shares-Systematic Withdrawal Plan” below), (v) to the extent that the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares

Class R shares are offered to certain Group Retirement Plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares do not have an initial sales charge or CDSC, but incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares

Class K shares are available at NAV to Group Retirement Plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have (i) a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares

Class I shares are available at NAV to Group Retirement Plans. Class I shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares

Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares

Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI; (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary; (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person; (iv) by the categories of investors described in clauses (i), (iii) and (iv) under “Class A Shares --Sales at NAV”; or (v) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts

Each Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of the Fund. In addition, the Class A CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares are available at NAV to Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer’s employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to Group Retirement Plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund’s distribution service plan.

Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan’s last purchase of Class C shares.

Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial sales charge or CDSC, but are subject to a .50% distribution services fee.

Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial sales charge or CDSC, but are subject to a .25% distribution services fee.

Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class I shares are not subject to an initial sales charge, CDSC or a distribution services fee.

Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund’s share class eligibility criteria before determining whether to invest.

Currently, the Funds make their Class A shares available at NAV to Group Retirement Plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution services fees and Class I shares and Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

•	the Rule 12b-1 distribution services fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares; (currently limited to 0.25%, except with respect to Discovery Growth, for which payments are limited to .23%);
•	the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and
•	the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.

Because Class A and Class K shares have lower Rule 12b-1 distribution services fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs for Class A Shares

The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder’s account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AB Mutual Fund) into a single “purchase.” By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under “Alternative Purchase Arrangements.” A “purchase” means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, by (i) an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term “purchase” also includes purchases by any “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term “purchase” does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

-AB All Market Real Return Portfolio

-AB Bond Inflation Strategy

-AB High Yield Portfolio

-AB Income Fund

-AB Limited Duration High Income Portfolio

-AB Municipal Bond Inflation Strategy

-AB Short Duration Income Portfolio

-AB Sustainable Thematic Credit Portfolio

-AB Tax-Aware Fixed Income Opportunities Portfolio

-AB Total Return Bond Portfolio

AB Cap Fund, Inc.

-AB All China Equity Portfolio

-AB All Market Income Portfolio

-AB Concentrated Growth Fund

-AB Concentrated International Growth Portfolio

-AB Emerging Markets Multi-Asset Portfolio

-AB Global Core Equity Portfolio

-AB International Strategic Core Portfolio

-AB Select US Equity Portfolio

-AB Select US Long/Short Portfolio

-AB Small Cap Growth Portfolio

-AB Small Cap Value Portfolio

-AB Sustainable US Thematic Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

-AB Government Money Market Portfolio

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

-AB California Portfolio

-AB High Income Municipal Portfolio

-AB National Portfolio

-AB New York Portfolio

AB Municipal Income Fund II

-AB Arizona Portfolio

-AB Massachusetts Portfolio

-AB Minnesota Portfolio

-AB New Jersey Portfolio

-AB Ohio Portfolio

-AB Pennsylvania Portfolio

-AB Virginia Portfolio

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

-AB Discovery Value Fund

-AB International Value Fund

-AB Value Fund

The AB Portfolios

-AB All Market Total Return Portfolio

-AB Conservative Wealth Strategy

-AB Growth Fund

-AB Tax-Managed All Market Income Portfolio

-AB Tax-Managed Wealth Appreciation Strategy

-AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

-Intermediate California Municipal Portfolio

-Intermediate Diversified Municipal Portfolio

-Intermediate Duration Portfolio

-Intermediate New York Municipal Portfolio

-Short Duration Portfolio

Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the “For Literature” telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

Cumulative Quantity Discount (Right of Accumulation). An investor’s purchase of additional Class A shares of a Fund may be combined with the value of the shareholder’s existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under “Alternative Purchase Arrangements.” In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

(i)	the investor’s current purchase;
(ii)	the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund; and
(iii)	the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single “purchase” (see above).

The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

Letter of Intent. Class A investors may also obtain the quantity discounts described under “Alternative Purchase Arrangements” by means of a written Letter of Intent, which expresses the investor’s intention to invest at least $100,000 in Class A shares of a Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor’s spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Under a Fund’s Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

(a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund’s transfer agent as undeliverable; or

(b) your checks remain uncashed for nine months.

Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund’s transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 72 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

Shares of a Fund owned by a participant in the Fund’s systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to the Fund’s involuntary redemption provisions. See “Redemption and Repurchase of Shares -- General.” Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder’s account may be redeemed free of any CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of a Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, all or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI also pays these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class C shares, ABI pays, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of “ticket” or other transactional charges.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	upfront sales commissions;
•	Rule 12b-1 fees;
•	additional distribution support;
•	defrayal of costs for educational seminars and training; and
•	payments related to providing recordkeeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B—Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and the fees described under “Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees,” in your Prospectus, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2021, ABI expects to pay approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $25 million, for distribution services and education support related to the AB Mutual Funds. In 2020, ABI paid approximately 0.04% of the average monthly assets of the AB Mutual Funds or approximately $22 million, for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Expenses of the Fund – Transfer Agency Agreement” above. These expenses paid by the Fund are included in “Other Expenses” under “Fees and Expenses of the Funds - Annual Fund Operating Expenses” in your Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group

American Enterprise Investment Services

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Equitable Advisors

FIS Brokerage Services

Great-West Life & Annuity Insurance Co.

Institutional Cash Distributors (“ICD”)

John Hancock Retirement Plan Services

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

One America

PNC Investments

Principal Life

Raymond James

RBC Wealth Management

Robert W. Baird

Truist Investment Services

UBS Financial Services

US Bancorp Investments

Waddell & Reed, Inc.

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.

Although a Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below.

Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. In such cases, orders will receive the

NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

Subject only to the limitations described below, each Fund will redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. A Fund expects that it will typically take one to three business days following the receipt of a shareholder’s redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by the Fund by the Fund Closing Time.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

A Fund may, but is not obligated to, temporarily delay the disbursement of redemption proceeds from an account held directly with the Fund by a Specified Adult (as defined below) if there is a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted. The Fund will provide notice of this temporary delay, and it will be for an initial period of no more than 15 business days while the Fund conducts an internal review of the facts and circumstances of the suspected financial exploitation. If the internal review supports the Fund’s belief that actual or attempted financial exploitation has occurred or is occurring, the Fund may extend the hold for up to 10 additional business days. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund’s portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of NACHA.

Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions–General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or “street name” accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Redemptions Through Intermediaries. A Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after the ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.

Account Closure

Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”. The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a Group Retirement Plan, your program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program

Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor’s bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor’s initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor’s account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege

You may exchange your investment in a Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class C, Class R, Class K, Class I and Class Z shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class C shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class C shares of the AB Mutual Fund you originally purchased for cash (“original shares”). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class C, Class R, Class K, Class I or Class Z shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

Each Fund shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time, on the Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports

Each Fund transmits to shareholders its semi-annual and annual reports, which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds’ independent registered public accounting firm, Ernst & Young LLP, One Manhattan West, New York, New York 10001-8604. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

NET ASSET VALUE

The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund’s per share NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund’s pricing policies and procedures (the “Pricing Policies”) established by and under the general supervision of the Boards. The Boards have delegated to the Adviser, subject to the Boards’ continuing oversight, certain of its duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Fund’s assets on behalf of the Funds.

Whenever possible, all securities are valued based on market information on the business day as of which the value is being determined as follows:

(a)       an equity security listed on the Exchange, or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the closing price provided by the exchange. If there is no closing price, then the security is priced at the last-traded price available;

(b)       an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price. If there is no Official Closing Price provided by NASDAQ, the composite price

(which represents trading on other exchanges) for the current day is utilized. If there is no composite price available, the NASDAQ Official Closing Price from the prior day is utilized;

(c)       an OTC equity security is valued at the mid-level between the current bid and asked prices. If the mid-price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange on which the security is traded (as determined by the Adviser);

(d)       a listed or OTC put or call option is valued at the mid-level between the current bid and asked prices (for options on futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the following day;

(e)       an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(f)       a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the reference security price. In such instances, the right would be valued as worthless;

(g)       a listed warrant is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

(h)       preferred securities are valued based on prices from approved vendors that use last trade data for listed preferreds and evaluated bid side prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

(i)       U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short-term security and will report any instances to the Valuation Committee for review;

(j)       a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid-price between bid and offer. Fixed-income securities may be valued on the basis of the mid prices when such prices reflect the convention of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes, the Adviser will utilize the broker quote that it believes is the most reliable (e.g., the market maker for that security). If multiple brokers are deemed equally reliable market markers, the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid-price, the security is valued on the basis of a quoted mid-price by a broker-dealer in such security;

(k)       bank loans are valued on the basis of bid prices provided by a pricing vendor;

(l)       bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than the outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the perceived credit quality of any particular issuer or issuers of bridge loans;

(m)       whole loans: residential and commercial mortgage whole loans and whole loan pools are fair market priced by an approved independent pricing vendor or broker-dealer;

(n)       forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid-price close for forward and spot rates. The Adviser has the ability to use either the “onshore deliverable rate” or the (non-deliverable forward) NDF rate depending on the contract.  In such instances, the rate used would reflect the actual depiction of the rate utilized in the trade;

(o)       OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

(p)       mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administration and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

(q)       repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

(r)       hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

(s)       equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

(t)       credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the ordinarily Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Each Fund’s Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining the Fund’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The assets attributable to the Class A shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares are invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends paid by the Funds, if any, with respect to Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class C shares, and any incremental transfer agency costs relating to Class C shares, will be borne exclusively by the class to which they relate.

The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder’s own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions

General

Each Fund intends for each taxable year to qualify to be taxed as a “regulated investment company” under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund’s investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund’s assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), (ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. Special rules apply to foreign currency gains and certain income derived from passive foreign investment companies for which the Fund has made a “mark-to-market” election. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions

Each Fund intends to make timely distributions of the Fund’s taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Income dividends and capital gains distributions are paid annually, generally in December. Dividends of a Fund’s net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of a Fund is such that only a small portion, if any, of the Fund’s distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

Some or all of the distributions from the Fund may be treated as “qualified dividend income”, taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund’s distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if a Fund shares are held as a capital asset, and will be a long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the “IRS”) the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund’s default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder’s U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by a Fund. A shareholder’s foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund’s gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such “pass through” of foreign taxes.

The federal income tax status of each year’s distributions by a Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds

The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its “investment company taxable income” each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a “qualified electing fund” within the meaning of the Code or “mark-to-market” the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of “passive income”. A Fund will generally be permitted to elect to “mark-to-market” stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund’s taxable income for prior taxable years. A Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered “section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section

1256 contracts which are part of a “mixed straddle” (as described below) from the application of section 1256.

Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund’s obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

Currency Fluctuations — “Section 988” Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares. To the extent that such distributions exceed such shareholder’s basis, each will be treated as a gain from the sale of shares.

Other Taxes

The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with the foreign shareholder’s U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to U.S. source portfolio interest income, net long-term capital gain and short-term capital gain will not be subject to this withholding tax if so designated.

A foreign shareholder generally would be exempt from Federal income tax on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client’s accounts but not all such services may be used by the Adviser in connection with the Fund.

The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC or third market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

Transactions for a Fund in fixed-income securities, including transactions in listed securities, are executed in the OTC market by market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

A Fund’s portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Funds to ensure consistent quality executions. This information is reported to the Adviser’s Research Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Funds’ transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

The amount of aggregate brokerage commissions paid by the Funds during the three most recent fiscal years, the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year are as follows:

Fiscal Year Ended July 31/ June 30	Fund	Amount of Aggregate Brokerage Commissions		Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Adviser	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Fund or the Adviser

2021	Growth Fund	$60,743	(1)	$44,916	$476,278,700
2020		116,506
2019		125,827

2021	Large Cap Growth	$610,265		$416,460	$4,475,357,855
2020		747,920
2019		814,847

2021	Concentrated Growth	$60,449		$0	$0
2020		75,599
2019		57,521

2021	Discovery Growth	$958,172		$0	$0
2020		945,095
2019		1,159,858

2021	Small Cap Growth	$1,849,232	(2)	$1,337,269	$3,623,182,813
2020		1,115,821
2019		986,885

Fiscal Year Ended July 31/ June 30	Fund	Amount of Aggregate Brokerage Commissions		Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Adviser	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Fund or the Adviser

2021	Select US Equity	$91,726		$83,434	$415,102,090
2020		91,607
2019		159,699

2021	Select US Long/Short	$586,348		$421,746	$4,090,054,967
2020		608,710
2019		686,490

2021	Sustainable Global Thematic	$597,066		$379,904	$932,646,421
2020		276,151
2019		356,584

2021	Sustainable International	$261,722		$172,824	$293,437,643
2020	Thematic	143,785
2019		140,427

2021	Global Core Equity	$409,743		$0	$0
2020		410,012
2019		259,993

2021	International Strategic Core	$251,013		$250,872	$567,219,682
2020		244,979
2019		120,876

2021	Concentrated International	$110,524	(2)	$0	$0
2020	Growth	49,404
2019		15,071

_______________________

(1) Brokerage commissions decreased materially from the fiscal years ended 2020 and 2019 to the fiscal year ended 2021 due to a decrease in the number of portfolio transactions.

(2) Brokerage commissions increased materially from the fiscal years ended 2020 and 2019 to the fiscal year ended 2021 due to an increase in the Fund’s assets under management.

A Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Fund’s objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The aggregate amount of brokerage commissions paid to the Affiliated Brokers during each Fund’s three most recent fiscal years and, during the most recent fiscal year, the Affiliated Brokers’ percentage of aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are as follows:

Fiscal Year Ended July 31/ June 30	Fund	Aggregate Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers	% of Fund’s Aggregate Dollar Amount of Brokerage Transactions Involving Payment of Commissions through Affiliated Brokers

2021	Growth Fund	$0	0%	0%
2020		0
2019		182

2021	Large Cap Growth	$0	0%	0%
2020		0
2019		0

2021	Concentrated Growth	$0	0%	0%
2020		0
2019		0

2021	Discovery Growth	$0	0%	0%
2020		0
2019		0

2021	Small Cap Growth	$0	0%	0%
2020		0
2019		9

2021	Select US Equity	$0	0%	0%
2020		0
2019		0

2021	Select US Long/Short	$0	0%	0%
2020		0
2019		0

2021	Sustainable Global Thematic	$0	0%	0%
2020		0
2019		0

Fiscal Year Ended July 31/ June 30	Fund	Aggregate Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers	% of Fund’s Aggregate Dollar Amount of Brokerage Transactions Involving Payment of Commissions through Affiliated Brokers

2021	Sustainable International	$0	0%	0%
2020	Thematic	0
2019		0

2021	Global Core Equity	$0	0%	0%
2020		0
2019		0

2021	International Strategic Core	$0	0%	0%
2020		0
2019		0

2021	Concentrated International	$0	0%	0%
2020	Growth	0
2019		0

As of the end of the most recent fiscal year or period, each Fund listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

Portfolio	Broker/Dealer	Aggregate Value of Securities Held

Select US Long/Short	Bank of America Corp.	$4,970,194

	Goldman Sachs Group, Inc. (The)	$29,450,010
	Jefferies Financial Group, Inc.	$7,278,547
	JPMorgan Chase & Co.	$9,678,477

Select US Equity	Bank of America Corp.	$1,210,801
	JPMorgan Chase & Co.	$2,357,520
	Goldman Sachs Group, Inc. (The)	$7,181,467

Global Core Equity	Goldman Sachs Group, Inc. (The)	$38,216,394
	Credit Suisse Group AG (REG)	$30,856,890

Disclosure of Portfolio Holdings

Each Fund believes that the ideas of the Adviser’s investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund’s portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. The policies and procedures relating to disclosure of a Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation or useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund’s portfolio holdings on a selective basis.

Each Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser’s website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Fund’s portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund’s holdings, and the percentage of the Fund’s assets represented by the Fund’s holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund’s top ten holdings (including name and the percentage of the Fund’s assets invested in each holding), and a percentage breakdown of the Fund’s investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders, or to other persons approved by the Adviser’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Fund’s portfolio securities. The Adviser does not expect to disclose information about the Fund’s portfolio holdings that is not publicly available to the Fund’s individual or institutional investors or to intermediaries that distribute the Fund’s shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that each Fund’s portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund’s shareholders. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund’s Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund’s custodian in connection with its custody of the Fund’s assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holdings information unless specifically authorized.

Tax Management

Bernstein Private Wealth Management (“Bernstein”), an affiliate of the Adviser, provides certain tax management services to its private clients that invest in the Funds through investment programs administered by Bernstein. As part of such services, Bernstein conducts year-end tax trading on behalf of these private clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Funds, which could in turn result in a Fund experiencing temporary asset inflows or outflows at year end. Bernstein coordinates with the Adviser to try to ensure that the implementation of Bernstein’s tax management strategies does not compromise the interests of any Fund or its shareholders, and considers that the Adviser has a fiduciary duty to both the Funds for which it is investment adviser and the private clients. However, the implementation of Bernstein’s tax management strategies may require a Fund to increase asset allocations to cash or cash equivalents in order to meet expected redemption requests. If a significant amount of a Fund’s assets are allocated to cash or cash equivalents, it may be more difficult for the Fund to achieve its investment objective. Implementation of Bernstein’s tax management strategies may also require a Fund to incur transaction costs, which will reduce its return.

GENERAL INFORMATION

Growth Fund

The Fund is a series of the AB Portfolios which is organized as a Massachusetts business trust (the “Trust”) under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a “series” company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Fund each of which is represented by a separate series of shares. The name of the Trust was changed from “The Alliance Portfolios” to the “AllianceBernstein Portfolios”, and the name of the Fund was changed from “Alliance Growth Fund” to “AllianceBernstein Growth Fund” on March 31, 2003. The name of the Trust was changed from the “AllianceBernstein Portfolios” to “AB Portfolios”, and the name of the Fund was changed from “AllianceBernstein Growth Fund” to “AB Growth Fund” on January 20, 2015.

The Declaration of Trust permits the Directors to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Growth Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Large Cap Growth

The Fund is a Maryland corporation organized in 1992. The name of the Fund became “Alliance Premier Growth Fund, Inc.” on August 3, 1992, and “AllianceBernstein Premier Growth Fund, Inc.” on March 31, 2003. The Fund changed its name to “AllianceBernstein Large Cap Growth Fund, Inc.” on December 15, 2004, and “AB Large Cap Growth Fund” on January 20, 2015.

Concentrated Growth

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2013 under the name “AllianceBernstein Concentrated Growth Fund”. The Fund changed its name to “AB Concentrated Growth Fund” on January 20, 2015.

The Fund commenced operations on February 24, 1994 as the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation, the assets and liabilities of which were acquired effective November 30, 2009 by the W.P. Stewart & Co. Growth Fund (together, the “Predecessor Fund”). As of the close of business on February 28, 2014, the Predecessor Fund was reorganized into the Fund.

Discovery Growth

The Fund was organized as a Maryland corporation in 1979 under the name Chemical Fund, Inc. and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became “The Alliance Fund, Inc.” on March 13, 1987, “Alliance Mid-Cap Growth Fund, Inc.” on February 1, 2002, “AllianceBernstein Mid-Cap Growth Fund, Inc.” on March 31, 2003, “AllianceBernstein Small/Mid Cap Growth Fund, Inc.” on November 3, 2008, “AllianceBernstein Discovery Growth Fund, Inc.” on November 1, 2012 and “AB Discovery Growth Fund” on January 20, 2015.

Small Cap Growth

The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name “Alliance Quasar Fund, Inc.” The name of the Fund was changed to “AllianceBernstein Small Cap Growth Fund, Inc.” on November 1, 2003 and became a series of AB Cap Fund, Inc. on September 8, 2004. The Fund changed its name to “AB Small Cap Growth Portfolio” on January 20, 2015.

Select US Equity

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2011 under the name “AllianceBernstein Select US Equity Portfolio” and changed its name to “AB Select US Equity Portfolio” on January 20, 2015.

Select US Long/Short

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2012 under the name “AllianceBernstein Select US Long/Short Portfolio” and changed its name to “AB Select US Long/Short Portfolio” on January 20, 2015.

Sustainable Global Thematic

The Fund is a Maryland corporation organized in 1980 under the name “Alliance Technology Fund, Inc.” The name of the Fund became “AllianceBernstein Technology Fund, Inc.” on March 31, 2003, “AllianceBernstein Global Technology Fund, Inc.” on December 15, 2004, “AllianceBernstein Global Thematic Growth Fund, Inc.” on November 3, 2008, “AB Global Thematic Growth Fund” on January 20, 2015, and “AB Sustainable Global Thematic Fund” on October 31, 2016.

Sustainable International Thematic

The Fund is a Maryland corporation organized in 1994 under the name “Alliance Worldwide Privatization Fund, Inc.” The name of the Fund became “AllianceBernstein Worldwide Privatization Fund, Inc.” on March 31, 2003 and “AllianceBernstein International Growth Fund, Inc.” on May 13, 2005. The Fund changed its name to “AB International Growth Fund, Inc.” on January 20, 2015. The Fund changed its name to “AB Sustainable International Thematic Fund, Inc.” on January 8, 2018.

Global Core Equity

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Global Core Equity Portfolio”. The name of the Fund was changed from “AllianceBernstein Global Core Equity Portfolio” to “AB Global Core Equity Portfolio” on January 20, 2015.

International Strategic Core

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2015 under the name “AB International Strategic Core Portfolio”.

Concentrated International Growth

The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Concentrated Global Growth Portfolio” and changed its name to “AB Concentrated International Growth Portfolio” on February 5, 2015.

All Funds

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund’s assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional classes of shares within the Fund. If an additional class were established, each share of the class would normally be entitled to one vote for all purposes. Generally, shares of each class would vote together as a single class on matters, such as the election of Directors, that affect each class in substantially the same manner. Each class of shares of a Fund has the same rights and is identical in all respects, except that each of Class A, Class C, Class R and Class K shares of a Fund bears its own distribution expenses; and Class C shares convert to Class A shares under certain circumstances. Each class of shares of a Fund votes separately with respect to the Fund’s Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Principal and Controlling Holders

AB GROWTH FUND

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,141,374	10.83%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	888,405	8.43%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	633,957	6.01%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	691,252	6.56%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	712,501	6.76%

Class C

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	94,953	8.01%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	102,335	8.64%

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	122,764	10.36%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	298,568	25.20%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	258,629	21.83%

Advisor Class

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	116,146	6.16%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	279,948	14.81%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	157,064	8.32%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	148,010	7.84%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	376,411	19.95%

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	231,658	12.28%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	180,228	9.55%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	131,083	6.95%

Class R

Alerus Financial FBO Fulcrum Technology Solutions, LLC PO Box 64535 Saint Paul, MN 55164-0535	4,401	5.27%

Hartford Life Insurance Company Separate Account 401(K) Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	9,852	11.80%

Jaeger Lumber & Supply Co. FBO Jaeger Lumber & Supply Co. 401(K) c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	20,658	24.73%

State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	26,155	31.31%

Troy Clovis & Sarah Hunt TTEE FBO Benchmark Family Dentistry 401K PSP c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	4,411	5.28%

Name and Address	Number of Shares of Class	% of Class

Class K

Capital Bank & Trust CO FBO Lynch Motors Inc. 401K c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	4,953	20.51%

Great-West Trust Company, LLC TTEE C Sucherman-Insalaco LLC RP 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	4,223	17.49%

Great-West Trust Company, LLC TTEE F Aaronson, Dickerson, Cohn & Lanzone APC 401K c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	4,077	16.88%

Luciano Prida & Company PA 401K Plan 1106 N. Franklin Street Tampa, FL 33602-3841	2,968	12.29%

Mid Atlantic Trust Company FBO Michael R. Wanlass DDS LTD 401K PR 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	2,020	8.36%

Mid Atlantic Trust Company FBO Meeco Inc. 401K PS PLA 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	2,120	8.78%

Class I

Great-West Trust Company, LLC TTEE F York Hospital Retirement Plan c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	56,770	11.05%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	55,656	10.83%

Name and Address	Number of Shares of Class	% of Class

Prudential Retirement Insurance & Annuity Company FBO Wisconsin NECA-IBEW 280 Trumbull Street, FL 5 Hartford, CT 06103-3599	58,548	11.39%

Prudential Retirement Insurance & Annuity Company FBO IBEW Local 280 Trumbull Street, FL 5 #159 Hartford, CT 06103-3599	105,869	20.60%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB LARGE CAP GROWTH FUND

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7,413,747	15.39%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	2,411,023	5.01%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	4,633,456	9.62%

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,006,116	6.24%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	3,178,167	6.60%

Class C

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	691,682	6.07%

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	838,439	7.36%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,057,317	9.28%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	1,390,586	12.21%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	857,225	7.53%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,048,166	9.20%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	1,621,262	14.23%

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	2,232,890	19.60%

Advisor Class

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	9,609,006	10.39%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	18,162,917	19.63%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	6,077,010	6.57%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	13,868,031	14.99%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10,641,103	11.50%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	6,045,476	6.53%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	5,085,600	5.50%

Name and Address	Number of Shares of Class	% of Class

Class R

DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	82,350	6.91%

State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	224,656	18.85%

Class K

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	431,350	23.56%

Class I

DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	510,045	5.36%

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	757,163	7.96%

Great-West Trust Company, LLC FBO Employee Benefits Clients 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	723,834	7.61%

Lincoln Retirement Services Company FBO Prince William 403(B) P.O. Box 7876 Fort Wayne, IN 46801-7876	524,601	5.52%

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	780,713	8.21%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd. Jersey City, NJ 07310-1995	662,527	6.97%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,905,900	20.04%

Class Z

DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	2,245,028	6.63%

Great-West Trust Company, LLC FBO Employee Benefits Clients 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,206,805	6.51%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd. Jersey City, NJ 07310-1995	4,429,955	13.08%

Voya Retirement Insurance and Annuity Company Qualified Plan 1 Orange Way # B3N Windsor, CT 06095-4773	3,936,409	11.62%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB CONCENTRATED GROWTH FUND

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	73,495	6.47%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	95,572	8.42%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	316,455	27.88%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	120,733	10.64%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	189,217	16.67%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	32,329	5.76%

Name and Address	Number of Shares of Class	% of Class

J.P. Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	62,423	11.12%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	77,704	13.84%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	182,069	32.44%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	32,628	5.81%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	86,426	15.40%

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,416,926	7.15%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	4,234,968	21.36%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	1,028,769	5.19%

Name and Address	Number of Shares of Class	% of Class

SEI Private Trust Company c/o ID 337 Attn: Mutual Fund Admin. 1 Freedom Valley Drive Oaks, PA 19456-9989	1,288,832	6.50%

Class R

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	174	16.69%

Matrix Trust Company Custodian FBO Current Media Partners LLC 401(K) 717 17th St., Ste. 1300 Denver, CO 80202-3304	604	57.92%

Mid Atlantic Trust Company FBO Conpay Inc 401(K) Profit Sharing Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	265	25.36%

Class K

Great-West Trust Company, LLC TTEE Custodian FBO Sterling Ruby Studio Inc. Profit Sharing Plan & Trust 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	5,755	19.32%

Great-West Trust Company, LLC TTEE FBO ACES 401(K) Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,198	7.38%

Great-West Trust Company, LLC TTEE F Social Studies School Service 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	8,173	27.43%

Peter/George/Edwin Kunhardt FBO Kunhardt Films LLC Incentive 48 Wheeler Ave. Pleasantville, NY 10570-3046	9,675	32.48%

Name and Address	Number of Shares of Class	% of Class

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	166	20.10%

SEI Private Trust Company c/o State Street ID 571 Attn: Mutual Fund Admin. 1 Freedom Valley Drive Oaks, PA 19456-9989	348	42.02%

TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	297	35.83%

Class Z

Saxon & Co. FBO P.O. Box 94597 Cleveland, OH 44101-4597	1,272,663	72.63%

Saxon & Co FBO P.O. Box 94597 Cleveland, OH 44101-4597	331,447	18.92%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB DISCOVERY GROWTH FUND

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	4,698,891	7.01%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	3,533,656	5.27%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	4,198,036	6.27%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	3,390,281	5.06%

Class C

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	488,149	10.68%

MLPF&S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	352,675	7.72%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	309,987	6.78%

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	565,415	12.38%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	437,469	9.57%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	258,128	5.65%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	1,151,473	25.20%

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	248,371	5.44%

Class R

American United Life Custodian FBO AUL American Group Retirement Annuity Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	317,829	12.85%

American United Life Custodian FBO American United Trust Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	141,415	5.72%

Name and Address	Number of Shares of Class	% of Class

Equitable Life for Separate Acct Qualified Plan Attn: Susan Serro 525 Washington Blvd., 27th Floor Jersey City, NJ 07310-1670	158,367	6.40%

Hartford Life Insurance Company Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	131,541	5.32%

MassMutual Financial Group Custodian FBO Massachusetts Mutual Insurance Company 1295 State Street Springfield, MA 01111-0001	199,931	8.09%

Voya Retirement Insurance and Annuity Company Qualified Plan 1 Orange Way # B3N Windsor, CT 06095-4773	229,371	9.28%

Class K

Ascensus Trust Company FBO International Integrated Solutions Ltd. 401(K) Profit Sharing Plan and Trust P.O. Box 10758 Fargo, ND 58106-0758	153,611	7.67%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	105,815	5.28%

Nationwide Trust Company FSB FBO Participating Retirement Plans TPA-NTC IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	125,655	6.27%

Reliance Trust CO FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	104,306	5.21%

Name and Address	Number of Shares of Class	% of Class

Class I

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	28,578,630	79.55%

Class Z

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	10,610,094	18.82%

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	9,041,946	16.04%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd. Jersey City, NJ 07310-1995	4,842,855	8.59%

TIAA-CREF Trust Company Cust/TTEE FBO Retirement Plans for which TIAA acts as Recordkeeper Attn: Trust Operations 211 N. Broadway, Suite 1000 St. Louis, MO 63102-2748	4,416,404	7.84%

Voya Institutional Trust Company as Trustee or Custodian for Core Market Retirement Plans 30 Braintree Hill Office Park Braintree, MA 02184-8747	8,436,559	14.97%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB SMALL CAP GROWTH PORTFOLIO

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	1,528,522	11.36%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	772,318	5.74%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	1,778,876	13.22%

Class C

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	119,062	8.63%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	75,471	5.47%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	109,514	7.94%

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	201,350	14.59%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	212,448	15.39%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	162,034	11.74%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	124,536	9.02%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	194,912	14.12%

Advisor Class

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	1,277,173	5.06%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	4,494,508	17.80%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	3,302,395	13.08%

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	3,357,578	13.30%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,358,009	9.34%

Class R

American United Life Custodian FBO American United Trust Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	46,002	6.73%

American United Life Custodian FBO AUL American Group Retirement Annuity Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	62,807	9.18%

Charles Schwab Trust Bank Custodian Archdiocese of Washington Retirement Plan 2423 E Lincoln Drive Phoenix, AZ 85016-1215	45,102	6.59%

State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	116,241	16.99%

Class K

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	200,738	12.84%

National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	265,502	16.98%

National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	135,528	8.67%

Name and Address	Number of Shares of Class	% of Class

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	94,842	6.06%

Nationwide Trust Company FSB FBO Participating Retirement Plans NTC-PLNS c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	109,878	7.03%

PIMS/Prudential Retirement Plan Nominee Trustee Custodian 720 Accentcare 401(K) Retirement 17855 Dallas Parkway, Suite 200 Dallas, TX 75287-6857	93,053	5.95%

Class I

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	1,746,461	19.49%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,968,927	21.97%

State of South Carolina Trustee FBO State of South Carolina 401K c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,203,357	13.43%

TIAA-CREF Trust Company CUST/TTEE FBO Retirement Plans for which TIAA acts as Recordkeeper Attn: Trust Operations 211 N. Broadway, Suite 1000 St. Louis, MO 63102-2748	561,123	6.26%

Name and Address	Number of Shares of Class	% of Class

Class Z

Great-West Trust Company, LLC TTEE F The Fifth Third Bancorp Master Prof 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,302,745	9.95%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	2,851,709	21.79%

Nationwide Trust Company FSB FBO Participating Retirement Plans NTC-PLNS c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	933,537	7.13%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB SELECT US EQUITY PORTFOLIO

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	98,253	11.76%

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	61,929	7.41%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	78,119	9.35%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	82,825	9.91%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	140,389	16.80%

Class C

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	27,092	5.99%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	105,675	23.38%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	173,493	38.38%

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	23,673	5.24%

Name and Address	Number of Shares of Class	% of Class

Advisor Class

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue White Plains, NY 10601-1722	499,385	6.23%

Class R

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct. One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	459	23.53%

Mid Atlantic Trust Company FBO Covalon Technologies AG Ltd. Co. 401K 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,259	64.49%

S. Dennin, M. Diaddigo, P. Mansmann TTEE Precise Inc. 401K c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	233	11.96%

Class K

Great-West Trust Company, LLC TTEE FBO Associated Specialist in Nephrology and Hypertension LLC 401(K) Profit Sharing Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	6,902	11.31%

Great-West Trust Company, LLC TTEE FBO Eggland’s Best 401K PSP c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	15,421	26.26%

Great-West Trust Company, LLC TTEE FBO Hub Strategy and Communications, Inc. 401(K) Profit Sharing Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	4,631	7.59%

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE FBO The Scan Group Inc. 401(K) Profit Sharing Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	4,624	7.57%

Great-West Trust Company, LLC TTEE C Sucherman-Insalaco LLP RP 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	23,056	37.77%

Class I

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	198,436	81.96%

TD Ameritrade, Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	43,675	18.04%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB SELECT US LONG/SHORT PORTFOLIO

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	746,136	9.88%

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	2,084,691	27.60%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	419,177	5.55%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,296,938	17.17%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	1,079,830	14.30%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	255,659	6.02%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	218,661	5.15%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	608,809	14.33%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	271,933	6.40%

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	576,960	13.58%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	366,263	8.62%

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	733,630	17.27%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	825,669	19.44%

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	5,174,135	6.23%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	5,696,400	6.86%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	22,337,318	26.90%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	8,714,476	10.50%

Name and Address	Number of Shares of Class	% of Class

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	5,152,926	6.21%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer UBSFSI 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	11,065,232	13.33%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	7,010,703	8.44%

Class R

Ascensus Trust Company FBO Hand Holding 401(K) P.O. Box 10578 Fargo, ND 58106-0758	1,240	6.14%

Ascensus Trust Company FBO Inglewood Physical Therapy PS 401(K) P.O. Box 10578 Fargo, ND 58106-0758	2,461	12.19%

Ascensus Trust Company FBO Surgo Foundation 401(K) Plan P.O. Box 10577 Fargo, ND 58106-0577	1,463	7.25%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	13,957	69.14%

Name and Address	Number of Shares of Class	% of Class

Class K

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	1,000	99.94%

Class I

Matrix Trust Company Custodian FBO Formosa Plastics Corporation USA P.O. Box 52129 Phoeniz, AX 85072-2129	1,182,767	48.51%

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue White Plains, NY 10601-1712	351,046	14.40%

SEI Private Trust Company c/o Regions Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	710,582	29.15%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB SUSTAINABLE GLOBAL THEMATIC FUND

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	505,790	9.87%

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	485,218	9.47%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	326,687	6.38%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	350,007	6.83%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	343,550	6.70%

Class C

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	35,996	15.50%

Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	13,349	5.75%

J.P. Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	23,889	10.29%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	27,257	11.74%

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	32,883	14.16%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15,622	6.73%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer UBSFSI 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	14,193	6.11%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	21,946	9.45%

Advisor Class

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	417,304	5.99%
MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	402,141	5.77%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	888,432	12.76%

Class R

Ascensus Trust Company FBO Asani Solutions 401(k) Plan P.O. Box 10758 Fargo, ND 58106-0758	1,116	6.01%

Name and Address	Number of Shares of Class	% of Class

Ascensus Trust Company FBO Redmon, Peyton & Braswell, LLP 401(K) P.O. Box 10758 Fargo, ND 58106-0758	981	5.28%

State Street Bank and Trust As TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	8,002	43.09%

Stephen Weiner TTEE FBO Ralph Weiner & Associates 401K c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,091	5.88%

Class K

Capital Bank & Trust Company TTEE F United Consulting Group Ltd. 401(K) Profit Sharing 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,628	5.97%

Great-West Trust Company, LLC TTEE C Ambassador Home Improvements, Inc. 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,681	6.17%

Great-West Trust Company, LLC TTEE FBO Eggland’s Best 401K PSP c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,118	7.77%

Great-West Trust Company, LLC TTEE FBO LAM Design Associates Inc. Profit Sharing Trust 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	6,401	23.49%

State Street Bank and Trust As TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	5,494	20.16%

Name and Address	Number of Shares of Class	% of Class

Class I

DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	12,956	6.31%

John Hancock Life Insurance Company (U.S.A.) Attn: JHRPS Trading OPS ST6 200 Berkeley Street Boston, MA 02116-5022	51,603	25.13%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	35,881	17.48%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	55,466	27.02%

Class Z

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road St. Louis, MO 63131-3710	196,462	100.00%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Attn: Mutual Funds Operations 211 Main Street San Francisco, CA 94105-1905	785,067	8.62%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	787,697	8.64%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	905,611	9.94%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	593,717	6.52%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	522,003	5.73%

UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customer UBSFSI Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	485,088	5.32%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	509,462	5.59%

Name and Address	Number of Shares of Class	% of Class

Class C

Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	13,169	15.11%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	12,628	14.49%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	12,772	14.66%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,953	5.68%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	5,420	6.22%

Class R

American United Life Custodian FBO American United Trust Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	18,723	8.34%

Ascensus Trust Company FBO Next Jump Inc. 401K P.O. Box 10758 Fargo, ND 58106-0758	55,757	24.85%

Capital Bank & Trust Company TTEE Duggans Serra Mortuary 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	18,942	8.44%

Name and Address	Number of Shares of Class	% of Class

Hartford Life Insurance Company Separate Account 401(K) Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	27,801	12.39%

Reliance Trust Company Custodian FBO MassMutual Omnibus PPL P.O. Box 28004 Atlanta, GA 30358-0004	24,248	10.81%

State Street Bank and Trust as TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	16,004	7.13%

Class K

Ascensus Trust Company FBO Stepbrand Enterprises 401(K) PS Plan P.O. Box 10577 Fargo, ND 58106-0577	21,524	5.90%

Great-West Trust Company, LLC TTEE FBO Eye Associates of Tallahassee PA Profit Sharing 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	68,047	18.64%

Great-West Trust Company, LLC TTEE FBO The Center for Orthopedics & Sports Medicine PA 401(K) Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	18,893	5.17%
Lincoln Retirement Services Company FBO Texas A&M 403(b) ORP P.O. Box 7876 Fort Wayne, IN 46801-7876	18,636	5.10%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	80,671	22.10%

Name and Address	Number of Shares of Class	% of Class

Class I

Ascensus Trust Company c/f Miami Electric Supply Association P.O. Box 10758 Fargo, ND 58106-0758	2,783	6.92%

Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,170	5.39%

Mid-Atlantic Trust Company FBO Howland Engineering & Surveying 401(K) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	2,331	5.79%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	2,140	5.32%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	15,264	37.92%

TD Ameritrade, Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	7,248	18.01%

T. Rowe Price Retirement Plan Services Retirement Plan Clients 4515 Painters Mill Road Owings Mills, MD 21117-4903	7,340	18.24%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	423	34.02%

Name and Address	Number of Shares of Class	% of Class

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road St. Louis, MO 63131-3710	819	65.93%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB GLOBAL CORE EQUITY PORTFOLIO

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Great-West Trust Company, LLC TTEE FBO Eye Associates of Tallahassee PA Profit Sharing 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	92,261	6.95%

Great-West Trust Company, LLC TTEE F Social Studies School Service 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	347,875	26.20%

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue White Plains, NY 10601-1712	137,250	10.34%

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue White Plains, NY 10601-1722	81,771	6.16%

Name and Address	Number of Shares of Class	% of Class

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	3,530	5.69%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17,153	27.63%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	29,288	47.18%

RBC Capital Markets, LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S. 6th St. MSC P08 Minneapolis, MN 55402-4413	8,019	12.92%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	544,495	75.21%

Class C

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6,524	38.45%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	8,537	50.32%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	827	87.80%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	113	12.01%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

To the knowledge of the Fund, as of October 1, 2021, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	312,079	45.24%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	60,561	8.78%

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue, 19th Floor White Plains, NY 10601-1722	49,739	7.21%

Sanford C. Bernstein & Co., LLC 1 N. Lexington Avenue White Plains, NY 10601-1722	156,463	22.68%

Class C

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	14,805	12.26%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	60,326	49.94%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	13,609	11.27%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6,324	5.24%

Name and Address	Number of Shares of Class	% of Class

Advisor Class

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	2,855,585	8.70%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	1,968,279	6.00%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of October 1, 2021.

Custodian and Accounting Agent

State Street, c/o State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210 acts as the custodian and as accounting agent for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Concentrated Growth, Select US Long/Short and Concentrated International Growth, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund’s Directors, State Street may enter into sub-custodial agreements for the holding of the Fund’s securities outside of the United States.

BBH, 50 Post Office Square, Boston, MA 02110, will act as the custodian and as accounting agent for Sustainable International Thematic, Select US Equity, Global Core Equity and International Strategic Core but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund’s Directors, BBH may enter into sub-custodial agreements for the holding of the Fund’s foreign securities.

Principal Underwriter

ABI, an indirect, wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Manhattan West, New York, NY 10001-8604, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Funds have adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix A.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or through the Fund’s website at www.abfunds.com; or both; and (2) on the SEC’s website at www.sec.gov.

Additional Information

Shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

FINANCIAL STATEMENTS AND REPORT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each of the Growth Fund, Large Cap Growth, Small Cap Growth, Sustainable Global Thematic and Discovery Growth for the fiscal year ended July 31, 2021 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds’ annual reports. The annual reports for Small Cap Growth, Growth Fund, Large Cap Growth, Discovery Growth and Sustainable Global Thematic were filed on Form N-CSR with the SEC on October 1, 2021. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

The financial statements of each of Concentrated Growth, Sustainable International Thematic, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth for the fiscal year ended June 30, 2021 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds’ annual reports. The annual reports were filed on Form N-CSR with the SEC on September 2, 2021. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

Appendix A

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client. This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of the Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of the Responsible Investing team making different voting decisions on the same proposal. Nevertheless, the members of the Responsible Investing team vote proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of six-plus years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

A-5

PART C

OTHER INFORMATION

ITEM 28.	Exhibits:

(a)	(1)	Articles of Incorporation of the Registrant, dated December 23, 1980 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 31, 1997.

	(2)	Articles of Amendment to Articles of Incorporation of the Registrant, dated December 21, 1981 and filed January 5, 1982 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 31, 1997.

	(3)	Articles of Amendment to Articles of Incorporation of the Registrant, dated October 16, 1989 and filed December 5, 1989 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 31, 1997.

	(4)	Articles Supplementary to Articles of Incorporation of the Registrant, dated September 30, 1996 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 31, 1997.

	(5)	Articles Supplementary to Articles of Incorporation of the Registrant, - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 31, 1997.

	(6)	Articles Supplementary to Articles of Incorporation of the Registrant, dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 30, 1998.

	(7)	Articles of Amendment to Articles of Incorporation of the Registrant, dated March 19, 2003 and filed March 20, 2003 – Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on August 7, 2003.
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(8)	Articles Supplementary to Articles of Incorporation of the Registrant, dated July 31, 2003 and filed August 1, 2003 – Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on August 7, 2003.

(9)	Articles of Amendment to Articles of Incorporation, dated October 19, 2004 and filed December 15, 2004 – Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on February 28, 2005.

(10)	Articles Supplementary to Articles of Incorporation of the Registrant, dated February 17, 2005 and filed February 22, 2005 - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on February 28, 2005.

(11)	Articles of Amendment to Articles of Incorporation of the Registrant, dated September 22, 2008 and filed October 7, 2008 – Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 54 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 30, 2008.

(12)	Articles of Amendment to Articles of Incorporation of the Registrant, effective January 20, 2015 and filed January 20, 2015 – Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 30, 2015.

(13)	Articles of Amendment to Articles of Incorporation of the Registrant – Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 69 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 28, 2016.

(14)	Articles Supplementary to Articles of Incorporation of the Registrant, dated January 31, 2017 and filed February 3, 2017 – Incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 71 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 30, 2017.

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	(15)	Articles Supplementary to Articles of Incorporation of the Registrant, effective July 26, 2021 and filed July 22, 2021 – Incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 78 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on July 23, 2021.

(b)	Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on August 30, 2006.

(c)	Not applicable.

(d)	Advisory Agreement between the Registrant and AllianceBernstein L.P., dated November 13, 2019, as amended June 18, 2021 – Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 78 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on July 23, 2021.

(e)	(1)	Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated November 13, 2019 – Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 77 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 28, 2020.

	(2)	Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

	(3)	Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

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	(4)	Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

	(5)	Form of Selected Agent Agreement for Depository Institutions and their Subsidiaries between AllianceBernstein Investments, Inc. and selected agents making available shares of the Registrant – Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 112 of the Registration Statement on Form N-1A of The AB Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.

	(6)	Form of Selected Agreement for Broker-Dealers between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 166 of the Registration Statement on Form N-1A of AB Discovery Growth Fund, Inc. (File Nos. 2-10768 and 811-00204), filed with the Securities and Exchange Commission on October 29, 2019.

(f)	Not applicable.

(g)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 – Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

(h)	(1)	Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Service, Inc.) - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 31, 1997.

	(2)	Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc., dated June 14, 2006 – Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 69 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 28, 2016.
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(3)

Management Fee Waiver Undertaking, dated June 1, 2016, amended as of May 1, 2019, by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 274 of the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(i)	Opinion and Consent of Seward & Kissel LLP – Filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

(n)	Amended and Restated Rule 18f-3 Plan, dated August 1, 2019 – Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 75 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 29, 2019 .

(o)	Reserved.

(p)	(1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

(2) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 41 of the Registration Statement on Form N-1A of AB Institutional Funds, Inc. (File Nos. 333-37177 and 811-08403), filed with the Securities and Exchange Commission on January 28, 2021.

Other Exhibits:

(1) Powers of Attorney for: Michael J. Downey, Nancy P. Jacklin, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner – Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 73 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on October 26, 2018.
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(2)	Power of Attorney for: Jorge A. Bermudez – Incorporated by reference to Other Exhibits (2) to Post-Effective Amendment No. 78 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on July 23, 2021.

(3)	Power of Attorney for: Jeanette W. Loeb – Incorporated by reference to Other Exhibits (3) to Post-Effective Amendment No. 78 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on July 23, 2021.

(4)	Power of Attorney for: Onur Erzan – Incorporated by reference to Other Exhibits (4) to Post-Effective Amendment No. 78 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131), filed with the Securities and Exchange Commission on July 23, 2021.

ITEM 29.	Persons Controlled by or under Common Control with Registrant.

None.

ITEM 30.	Indemnification.

It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), Article IX of the Amended and Restated Bylaws, filed as Exhibit (b), and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) to this Registration Statement, as set forth below.

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

"To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify, in accordance with such procedures as may be set forth in the By-Laws of the Corporation, its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities."

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Article IX of the Registrant's Amended and Restated Bylaws reads as follows:

"To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption."

The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

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The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or arising out of, or based upon any alleged omission to state a material fact required to be stated in either of the foregoing or necessary to make the statements in either of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.

The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Amended and Restated Bylaws, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI which are filed herewith as Exhibits (a), (b) (d), and (e)(1), respectively, in response to Item 28 and each of which are incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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The Registrant participates in a joint directors' liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.	Business and Other Connections of Investment Adviser.

The descriptions of AllianceBernstein L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

ITEM 32.	Principal Underwriters.

(a)       ABI, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is also the Principal Underwriter or Distributor for the following investment companies:

AB Bond Fund, Inc.

AB Cap Fund, Inc.

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Intermediate California Municipal Portfolio1

AB Intermediate Diversified Municipal Portfolio2

AB Intermediate Duration Portfolio3

AB Intermediate New York Municipal Portfolio1

AB Large Cap Growth Fund, Inc.

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AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Short Duration Portfolio4

AB Sustainable International Thematic Fund, Inc.

AB Trust

AB Variable Products Series Fund, Inc.

Emerging Markets Portfolio5

Sanford C. Bernstein Fund II, Inc.

The AB Portfolios

1 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, C and Advisor Class Shares.

2 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, C, Z and Advisor Class Shares.

3 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, Z and Advisor Class Shares.

4This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A and C Shares.

5 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Class Z Shares.

(b)       The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Directors
Onur Erzan	Director and Head of Global Client Group	President and Chief Executive Officer
Lawrence E. Cranch	Director
Gary Krueger	Director, and Chief Financial Officer

David M. Lesser	Director	Assistant Secretary

Mark R. Manley	Director, and Secretary

Officers
Emilie D. Wrapp	Senior Vice President, Assistant General Counsel and Assistant Secretary	Secretary

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Laurence H. Bertan	Senior Vice President and Assistant Secretary

Richard A. Brink	Senior Vice President

Peter G. Callahan	Senior Vice President

Michael A. Capella	Senior Vice President

Nelson Kin Hung Chow	Senior Vice President

Flora Chi Ju Chuang	Senior Vice President

Russell R. Corby	Senior Vice President

John W. Cronin	Senior Vice President

Silvio Cruz	Senior Vice President

John C. Endahl	Senior Vice President

John Edward English	Senior Vice President

Robert K. Forrester	Senior Vice President

Mark A. Gessner	Senior Vice President

Joseph Haag	Senior Vice President

Kenneth L. Haman	Senior Vice President

Michael S. Hart	Senior Vice President

Chang Hyun Lee	Senior Vice President

Ajai M. Kaul	Senior Vice President

Scott M. Krauthamer	Senior Vice President

Jonathan M. Liang	Senior Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Karen (Yeow Ping) Lim	Senior Vice President

James M. Liptrot	Senior Vice President and Assistant Controller

William Marsalise	Senior Vice President

Brendan Murray	Senior Vice President

Masaru Nakabachi	Senior Vice President

John J. O'Connor	Senior Vice President

John D. Prosperi	Senior Vice President

Miguel A. Rozensztroch	Senior Vice President

Craig T. Schorr	Senior Vice President

Elizabeth M. Smith Malik	Senior Vice President

Stephen M. Woetzel	Senior Vice President	Assistant Controller

Derek Yung	Senior Vice President

Robert J. Amberger	Vice President

Armand H. Amritt	Vice President

Eric Anderson	Vice President

Constantin L. Andreae	Vice President

Corey S. Beckerman	Vice President

DeAnna D. Beedy	Vice President

Chris Boeker	Vice President

Brandon W. Born	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

James J. Bracken	Vice President

Robert A. Brazofsky	Vice President

Christopher J. Carrelha	Vice President

Josh Tso Hsiang Chang	Vice President

Mikhail Cheskis	Vice President

Daisy (Sze Kie) Chung	Vice President

Dwight P. Cornell	Vice President
Massimo Dalla Vedova	Vice President

Francesca Dattola	Vice President

Kevin M. Dausch	Vice President

Frank de Wit	Vice President

Marc J. Della Pia	Vice President

Patrick R. Denis	Vice President

Jonathon A. Diegel	Vice President

Ralph A. DiMeglio	Vice President

Joseph T. Dominguez	Vice President
Barbara Anne Donovan	Vice President

Gregory M. Erwinski	Vice President

Susan A. Flanagan	Vice President

Nataliya Fomenko	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Carey Fortnam	Vice President

Eric C. Freed	Vice President and Counsel	Assistant Secretary

Yuko (Kadoda) Funato	Vice President

Kenneth Handler	Vice President

Brian P. Hanna	Vice President

Terry L. Harris	Vice President

Sarah Entzeroth Hartzke	Vice President

Nancy E. Hay	Vice President and Counsel	Assistant Secretary

Philippe Hemery	Vice President

Olivier Herson	Vice President

Alexander Hoffmann	Vice President

Brian Horvath	Vice President

Eric S. Indovina	Vice President

Anthony E. Kafouros	Vice President

Tina Kao	Vice President

Jeffrey Kelly	Vice President

Gunnar Knierim	Vice President

Anthony D. Knight	Vice President

Tomas Kukla	Vice President

Stephen J. Laffey	Vice President and Counsel	Assistant Secretary

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Ginnie Li-Chin Li	Vice President

Albert Yen Po Lien	Vice President

Darren L. Luckfield	Vice President

Jim (Chi-Hsiung) Liu	Vice President

Matthew J. Malvey	Vice President

Robert Mancini	Vice President

Todd Mann	Vice President

Osama (Sam) Mari	Vice President

Daniel P. Melehan	Vice President

Nicola Meotti	Vice President

Yuji Mihashi	Vice President

Benjamin Moore	Vice President

Robert D. Nelms	Vice President

Jamie A. Nieradka	Vice President

Daryl N. Northrop	Vice President

Markus Novak	Vice President

Bryan R. Pacana	Vice President

David D. Paich	Vice President

Kim Chu Perrington	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Joseph J. Proscia	Vice President

Damien Ramondo	Vice President

Carol H. Rappa	Vice President

Jessie A. Reich	Vice President

Claudio Rondolini	Vice President

David Saslowsky	Vice President

Richard A. Schwam	Vice President

John F. Skahan	Vice President

Chang Min Song	Vice President

Daniel L. Stack	Vice President

Jason P. Stevens	Vice President

Scott M. Tatum	Vice President

Wendy Weng	Vice President

Isabella (Hsin-I) Yen	Vice President

Oscar Zarazua	Vice President

Martin J. Zayac	Vice President

Isabelle Husson	Assistant Vice President

Charissa A. Pal	Assistant Vice President

Brian W. Paulson	Assistant Vice President

Pablo Perez	Assistant Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Michiyo Tanaka	Assistant Vice President

Laurence Vandecasteele	Assistant Vice President

William Wielgolewski	Assistant Vice President

(c)	Not applicable.

ITEM 33.	Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, MA 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.	Management Services.

Not applicable.

ITEM 35.	Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 28th day of October, 2021.

AB SUSTAINABLE GLOBAL THEMATIC FUND, INC.

By:	/s/ Onur Erzan
Onur Erzan
President

Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

1)	Principal Executive Officer:

	/s/ Onur Erzan Onur Erzan	President and Chief Executive Officer	October 28, 2021

2)	Principal Financial and Accounting Officer:

	/s/ Joseph J. Mantineo	Treasurer and Chief
	Joseph J. Mantineo	Financial Officer	October 28, 2021

3)	All of the Directors:

Jorge A. Bermudez*
Michael J. Downey*
Onur Erzan*
Nancy P. Jacklin*
Jeanette W. Loeb*
Carol C. McMullen*
Garry L. Moody*
Marshall C. Turner, Jr.*
Earl D. Weiner*

	*By: /s/ Stephen J. Laffey		October 28, 2021
Stephen J. Laffey
(Attorney-in-Fact)

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Index to Exhibits

Exhibit No.	Description of Exhibits

(i)	Opinion and Consent of Seward & Kissel LLP

(j)	Consent of Independent Registered Public Accounting Firm

EX-101.INS XBRL	Instance Document
EX-101.SCH XBRL	Taxonomy Extension Schema Document
EX-101.CALC XBRL	Taxonomy Extension Calculation Linkbase
EX-101.DEF XBRL	Taxonomy Extension Definition Linkbase
EX-101.LAB XBRL	Taxonomy Extension Labels Linkbase
EX-101.PRE XBRL	Taxonomy Extension Presentation Linkbase

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